As filed with the Securities and Exchange Commission on August 15, 2001


                        Securities Act File No. 333-69517

                  Investment Company Act File Act No. 811-0169

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|
  PRE-EFFECTIVE AMENDMENT NO.                                                |_|


POST-EFFECTIVE AMENDMENT NO. 7                                               |X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

     AMENDMENT NO. 8

                  (Check appropriate box or boxes)

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                              The SunAmerica Center

                                733 Third Avenue

                               New York, NY 10017

                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204

                    (Name and Address for Agent for Service)

                                    Copy to:

                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


It is proposed that this filing will become effective (check appropriate box)

     |_|  immediately upon filing pursuant to paragraph(b)

     |_|  on (date) pursuant to paragraph(b)

     |_|  60 days after filing pursuant to paragraph(a)(1)

     |x|  on (November 9, 2001) pursuant to paragraph(a)(1)

     |_|  75 days after filing pursuant to paragraph(a)(2)

     |_|  on (date) pursuant to paragraph(a)(2) of Rule 485.

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                       2
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SunAmerica

                            THE RETIREMENT SPECIALIST




Strategic Investment Series

PROSPECTUS 2001



                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

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AUGUST 15, 2001             PROSPECTUS
--------------------------------------------------------------------------------

SUBJECT TO COMPLETION: Dated August 15, 2001


SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)

     o SUNAMERICA BIOTECH/HEALTH 30 FUND

     o TAX MANAGED EQUITY FUND


     o SUNAMERICA STOCK INDEX FUND

     o SUNAMERICA SCIENCE & TECHNOLOGY FUND


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                  [SUNAMERICA MUTUAL FUNDS LOGO]



Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

TABLE OF CONTENTS
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FUND HIGHLIGHTS ............................................................   2

SHAREHOLDER ACCOUNT INFORMATION ............................................  13

MORE INFORMATION ABOUT THE FUNDS ...........................................  22

     INVESTMENT STRATEGIES .................................................  22

     GLOSSARY ..............................................................  24

         INVESTMENT TERMINOLOGY ............................................  24

         RISK TERMINOLOGY ..................................................  24

FUND MANAGEMENT ............................................................  26

FINANCIAL HIGHLIGHTS .......................................................  28



                                                  [SUNAMERICA MUTUAL FUNDS LOGO]
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FUND HIGHLIGHTS
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Q&A

When deemed appropriate by an Adviser, a Fund may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.


A "GROWTH" ORIENTED philosophy --that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.


A "VALUE" ORIENTED philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.


An "INDEX" fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see [page 24].


The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. (the "Company"), and to provide you with information about the Company's separate Funds and to provide you with information about their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Funds," which is on page 22 and the glossary that follows on page 24.


Q:   What are the Funds' investment goals, principal strategies and techniques?

A:


                                              PRINCIPAL
                        INVESTMENT            INVESTMENT      PRINCIPAL INVESTMENT
FUND                        GOAL               STRATEGY            TECHNIQUES
----                        ----               --------            ----------

SUNAMERICA BIOTECH/   long-term              growth         active trading of equity
HEALTH 30 FUND        growth of capital                     securities of companies  principally
                                                            engaged in biotechnology or
                                                            healthcare, without regard to market
                                                            capitalization

TAX MANAGED           high total return      growth and     active  trading of equity  securities
EQUITY FUND           while minimizing       value          of large and medium-sized U.S.
                      the impact of                         companies while attempting to
                      capital gains                         minimize capital gains distributions
                                                            to shareholders

SUNAMERICA STOCK      returns that are       index and      invests in equity securities
INDEX FUND            similar to the total   growth         of companies included in
                      return of the                         the S&P 500 Index
                      S&P 500 Index


SUNAMERICA SCIENCE    long-term growth       growth         active trading of equity
& TECHNOLOGY FUND     of capital                            securities of companies expected
                                                            to benefit from the development,
                                                            advancement and application of
                                                            science and technology, without
                                                            regard to market capitalization

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA BIOTECH/HEALTH 30 FUND'S TECHNIQUES

The Fund primarily invests in biotechnology companies and healthcare companies. Biotechnology companies are those principally engaged in the research, development, manufacture, distribution or application of biotechnological products, services or processes, as well as companies believed to benefit significantly from scientific and technological advances in biotechnology. This may include companies involved in such areas as pharmaceuticals, chemicals, medical/surgical, human healthcare, agricultural and veterinary applications, and genetic engineering. Healthcare companies are those principally engaged in research, development, ownership and/or operation of healthcare facilities, franchises or practices, or in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. The relative size of the Fund's investments in biotechnology companies and healthcare companies will vary from time to time. The Fund will invest in 30 to 50 securities, with the number of holdings varying from time to time. The Fund may invest in additional financial instruments for cash management or hedging purposes.

ADDITIONAL INFORMATION ABOUT THE TAX MANAGED EQUITY FUND'S TECHNIQUES

The Tax Managed Equity Fund invests primarily in large and medium-sized U.S. companies (based on market capitalization) which the Fund selects to achieve a blend of growth companies, value companies and companies that have elements of growth and value. The Fund's industry weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

The Tax Managed Equity Fund attempts to invest in a tax aware manner. This is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the Fund sells securities when the anticipated total return benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized on one security by selling another security at a capital loss. You should realize, however, that the Fund's tax aware strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund, which ultimately will be distributed to you, or affect your potential tax liability if you sell or exchange shares of the Fund. The Fund might not be an appropriate investment for a tax-deferred or tax-exempt investor.

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ADDITIONAL INFORMATION ABOUT THE SUNAMERICA STOCK INDEX FUND'S TECHNIQUES

The Fund invests in equity securities of companies included in the S&P 500 Composite Stock Price Index, which is composed of 500 common stocks chosen by Standard & Poor's Corporation ("S&P"). The S&P 500 Index approximates the general distribution of industries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market. Since it may not be possible to invest in every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index selected using a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Tracking differences between the Fund's performance and that of the Index are reviewed monthly. If the Fund does not accurately track the Index, the Fund's portfolio will be rebalanced by selecting securities, utilizing the optimization process, that will provide a more representative sampling of the securities in the Index as a whole or sector diversification within the Index, as appropriate.

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA SCIENCE & TECHNOLOGY FUND'S
TECHNIQUES

The Fund primarily invests in science and technology companies. Science and technology companies are those expected to benefit from the development, advancement and application of science and technology. This may include companies involved in such areas as electronics (including hardware, software and components), communications, e-commerce, information services, media, life sciences and healthcare, environmental services, chemicals and synthetic materials, and defense and aerospace. Investments in companies expected to benefit from technological advances may include companies not directly involved in research and development.The relative size of the Fund's investments within these industries will vary from time to time, and at times any one of these industries may not be represented in the Fund's holdings.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

A: The following section describes the principal risks of the Funds, while the chart on page 22 describes various additional risks.

RISKS OF INVESTING IN EQUITY SECURITIES

Each Fund invests primarily in equity securities. As with any equity fund, the value of your investment in a Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform poorly under circumstances in which "value" stocks in general have continued to rise. In addition, individual stocks selected for a Fund may underperform the market generally.

ADDITIONAL PRINCIPAL RISKS

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

ADDITIONAL RISKS OF SUNAMERICA BIOTECH/HEALTH 30 FUND

RISKS OF NON-DIVERSIFICATION

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

RISKS OF INVESTING IN SMALLER COMPANIES

Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF INVESTING IN BIOTECHNOLOGY COMPANIES AND HEALTHCARE COMPANIES

To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Both biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare companies.

ADDITIONAL RISKS OF TAX MANAGED EQUITY FUND
RISKS OF TAX MANAGED INVESTING


Seeking to maximize after-tax returns may require trade-offs that affect pre-tax returns.

ADDITIONAL RISKS OF SUNAMERICA SCIENCE & TECHNOLOGY FUND
RISKS OF INVESTING IN SMALLER COMPANIES

Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF INVESTING IN SCIENCE AND TECHNOLOGY COMPANIES

To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Science and technology companies may be significantly affected by intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in science and/or technology companies.

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FUND HIGHLIGHTS
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Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. Performance information for the SunAmerica Biotech/Health 30 Fund and SunAmerica Science & Technology Fund is not shown because each Fund has not yet been in existence for one full calendar year.


TAX MANAGED EQUITY FUND  (CLASS A)

         [The table below represents a bar chart in the printed piece.]

                                      '00

                                     -7.51%

During the period shown in the bar chart, the highest return for a quarter was 5.58% (quarter ended March 31, 2000) and the lowest return for a quarter was -7.63% (quarter ended December 31, 2000).


The cumulative year-to-date return through the latest calendar quarter, ended september 30, 2001, was [___]%.

Average Annual Total Returns
(as of the calendar year                           Past One        Return Since
ended December 31, 2000)                             Year          Inception***
Tax Managed Equity Fund*              Class A      -12.83%            0.69%
                                      Class B      -12.70%            1.17%
                                      Class II      -9.92%            2.83%
S&P 500(R)**                                        -9.11%            3.66%

*    Includes sales charges.

** The S&P500(R) is the Standard &Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

***  Class A, B and II shares commenced offering on March 1, 1999.

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SUNAMERICA STOCK INDEX FUND  (CLASS A(1)

         [The table below represents a bar chart in the printed piece.]


                                  '99       '00

                                 20.39%    -9.92%

During the period shown in the bar chart,  the highest  return for a quarter was
14.39 % (quarter ended December 31, 1999) and the lowest return for a quarter was -7.97% (quarter ended December 31, 2000).


The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was [___]%.

Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)



                                         Past One   Class A, B & I   Class II
                                           Year         Since          Since
                                                      Inception     Inception***
SunAmerica Stock Index Fund*    Class A    -15.10%       6.07%           N/A
                                Class B    -14.97%       6.22%           N/A
                                Class I     -9.92%       9.01%           N/A
                                Class II     N/A          N/A         -13.38%+
S&P 500(R)**                                -9.10%      10.21%        -12.56%+


(1) Performance information shown is that of the Stock Index Fund, a series of the North American Funds (the "NAF Stock Index Series"), which was reorganized into the Fund on November 9, 2001 (the "Stock Index Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series
     Portfolio Company 2 (the "AGSPC2 Stock Index Series"), which was reorganized into the NAF Stock Index Series on July 7, 2000. The Fund commenced operations upon consummation of the Stock Index Fund
     Reorganization. The NAF Stock Index Series and the AGSPC2 Stock Index Series each had the same investment adviser and a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the shares of the NAF Stock Index Series and AGSPC2 Stock Index Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

*** Class A and B shares commenced offering on November 2, 1998. Class II shares commenced offering on July 17, 2000. On November 9, 2001, upon consummation of the Stock Index Fund Reorganization, Class C shares of the NAFStock Index Series were reorganized as Class II shares of the Fund.

+    Not annualized.

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FUND HIGHLIGHTS
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Q:   WHAT ARE THE FUNDS' EXPENSES?

A: THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


                                                                       SUNAMERICA BIOTECH/
                                                                          HEALTH 30 FUND                 TAX MANAGED EQUITY FUND
                                                                 ------------------------------       ------------------------------
                                                                 Class A    Class B    Class II       Class A     Class B   Class II
                                                                 -------    -------    --------       -------     -------   --------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) ..................................     5.75%      5.00%      2.00%          5.75%      5.00%      2.00%
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ....................     5.75%      None       1.00%          5.75%      None       1.00%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...................     None       5.00%      1.00%          None       5.00%      1.00%
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...........................     None       None       None           None       None       None
   Redemption Fee(3) .........................................     None       None       None           None       None       None
   Exchange Fee ..............................................     None       None       None           None       None       None
   Maximum Account Fee .......................................     None       None       None           None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees ...........................................     0.75%      0.75%      0.75%          0.85%      0.85%      0.85%
   Distribution (and/or Service) (12b-1) Fees(4) .............     0.35%      1.00%      1.00%          0.35%      1.00%      1.00%
   Other Expenses ............................................     0.94%      1.41%      1.54%          0.48%      0.47%      0.47%
                                                                   ----       ----       ----           ----       ----       ----
Total Annual Fund Operating Expenses .........................     2.04%      3.16%      3.29%          1.68%      2.32%      2.32%
                                                                   ====       ====       ====           ====       ====       ====
Expense Reimbursement ........................................     0.49%      0.96%      1.09%          0.23%      0.22%      0.22%
Net Expenses(5) ..............................................     1.55%      2.20%      2.20%          1.45%      2.10%      2.10%
                                                                   ====       ====       ====           ====       ====       ====

                                                                               SUNAMERICA STOCK INDEX FUND(6)
                                                                  -------------------------------------------
                                                                  Class A     Class B    Class II     Class I
                                                                  -------     -------    --------     -------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT
Maximum Sales Charge (Load) ..................................     5.75%       5.00%       2.00%      None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ....................     5.75%       None        1.00%      None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...................     None        5.00%       1.00%      None
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...........................     None        None        None       None
   Redemption Fee(3) .........................................     None        None        None       None
   Exchange Fee ..............................................     None        None        None       None
   Maximum Account Fee .......................................     None        None        None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees ...........................................     0.27%       0.27%       0.27%      0.27%
   Distribution (and/or Service) (12b-1) Fees(4) .............     0.35%       1.00%       1.00%      None
   Other Expenses ............................................     0.74%       0.66%       1.19%      0.99%
                                                                  -----       -----       -----       -----
Total Annual Fund Operating Expenses .........................     1.36%       1.93%       2.46%      1.26%
                                                                  =====       =====       =====       =====
Expense Reimbursement ........................................     0.61%       0.53%       1.06%      0.61%
Net Expenses(5)...............................................     0.75%       1.40%       1.40%      0.65%
                                                                  =====       =====       =====       =====

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
                                                                                   SUNAMERICA
                                                                            SCIENCE & TECHNOLOGY FUND(6)
                                                                  -------------------------------------------
                                                                  Class A     Class B    Class II     Class I
                                                                  -------     -------    --------     -------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT
Maximum Sales Charge (Load) ..................................     5.75%       5.00%       2.00%       None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ....................     5.75%       None        1.00%       None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...................     None        5.00%       1.00%       None
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...........................     None        None        None        None
   Redemption Fee(3) .........................................     None        None        None        None
   Exchange Fee ..............................................     None        None        None        None
   Maximum Account Fee .......................................     None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees ...........................................     0.90%       0.90%       0.90%       0.90%
   Distribution (and/or Service) (12b-1) Fees(4) .............     0.35%       1.00%       1.00%       None
   Other Expenses ............................................     1.22%       1.04%       1.71%       5.40%
                                                                 ------      ------      ------      ------
Total Annual Fund Operating Expenses .........................     2.47%       2.94%       3.61%       6.30%
                                                                 ======      ======      ======      ======
Expense Reimbursement ........................................     0.97%       0.79%       1.46%       4.90%
Net Expenses(5)     ..........................................     1.50%       2.15%       2.15%       1.40%
                                                                 ======      ======      ======      ======


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 8 for more information on the CDSCs.

(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.


(4) Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                       1 Year     3 Years    5 Years    10 Years
                                       ------     -------    -------    --------
SUNAMERICA BIOTECH/HEALTH 30 FUND
(Class A shares) .....................   $724      $1,036     $1,371     $2,314
(Class B shares)* ....................    723         988      1,380      2,370
(Class II shares) ....................    421         781      1,268      2,609

TAX MANAGED EQUITY FUND
(Class A shares) .....................   $714      $1,007     $1,322     $2,210
(Class B shares)* ....................    713         958      1,329      2,265
(Class II shares) ....................    411         751      1,218      2,507


SUNAMERICA STOCK INDEX FUND
(Class A shares) .....................   $647      $  801     $  968     $1,452
(Class B shares)* ....................    643         743        966      1,502
(Class II shares) ....................    341         539        858      1,763
(Class I shares) .....................     66         208        362        810

SUNAMERICA SCIENCE AND TECHNOLOGY FUND
(Class A shares) .....................   $719      $1,022     $1,346     $2,263
(Class B shares)* ....................    718         973      1,354      2,318
(Class II shares) ....................    416         766      1,243      2,558
(Class I shares) .....................    143         443        766      1,680



If you did not redeem your shares:

                                       1 Year     3 Years    5 Years    10 Years
                                       ------     -------    -------    --------
SUNAMERICA BIOTECH/HEALTH 30 FUND
(Class A shares) .....................   $724      $1,036     $1,371     $2,314
(Class B shares)* ....................    223         688      1,180      2,370
(Class II shares) ....................    321         781      1,268      2,609

TAX MANAGED EQUITY FUND
(Class A shares) .....................   $714      $1,007     $1,322     $2,210
(Class B shares)* ....................    213         658      1,129      2,265
(Class II shares) ....................    311         751      1,218      2,507


SUNAMERICA STOCK INDEX FUND
(Class A shares) .....................   $647      $  801     $  968     $1,452
(Class B shares)* ....................    143         443        766      1,502
(Class II shares) ....................    241         539        858      1,763
(Class I shares) .....................     66         208        362        810

SUNAMERICA SCIENCE AND TECHNOLOGY FUND
(Class A shares) .....................   $719      $1,022     $1,346     $2,263
(Class B shares)* ....................    218         673      1,154      2,318
(Class II shares) ....................    316         766      1,243      2,558
(Class I shares) .....................    143         443        766      1,680

*    Class B shares  convert to Class A shares  approximately  eight years after
     purchase  as  described  in  the  section  entitled   "Shareholder  Account
     Information" on page 13. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Q: HOW HAS THE SUBADVISER TO THE TAX MANAGED EQUITY FUND PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THAT OF THE TAX MANAGED EQUITY FUND?


A: J.P. Morgan Investment Management, Inc., the Fund's Subadviser, has managed such accounts since 1984. Set forth below is detailed information regarding the composite performance of these accounts.


SUBADVISER'S HISTORICAL PERFORMANCE

Set forth below is historical performance data for all accounts managed by the Fund's Subadviser which have investment objectives and policies similar (although not necessarily identical) to the Fund. The Subadviser has managed the accounts using investment styles and strategies substantially similar to those employed in advising the Fund. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. This information is not a prediction of the Fund's future performance. The Fund's performance may be higher or lower than the performance of the Subadviser's other accounts as presented below.

     We have calculated the information in the following manner:

          o We have based all the information presented below on data supplied by the Adviser or Morningstar, Inc. ("Morningstar") which we believe is reliable.

          o All of the Subadviser's historical performance information reflects ANNUALIZED TOTAL RETURN over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. The term "annualized total return" signifies that cumulative total returns for the stated period (i.e., 1, 3, 5, or 10 years) have been adjusted to reflect a rate based on one year.

          o In order to present the total return information in a consistent manner, we calculate all returns by linking quarterly total return data on a compounded basis for the relevant number of quarters and annualizing the result over the equivalent number of years.

          o The Subadviser's performance is based on composite performance information of multiple accounts calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"). AIMR's method of calculating performance differs from that of the Securities and Exchange
            Commission. Unless otherwise indicated, no one has independently verified or audited the performance data.

          o Performance figures for the Subadviser do not reflect all of the Subadviser's assets under management and do not accurately reflect the performance of all accounts managed by the Subadviser.

          o The composite performance return of the Subadviser is reduced by the highest annual investment management fee and expenses charged to any account included in the composite.

          o The private accounts contained in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.

          o For each period presented, we compare the investment performance for the Subadviser to the average performance of a group of similar mutual funds tracked by Morningstar. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.

                                          ANNUALIZED TOTAL RETURN
                            ----------------------------------------------------
                               J.P. MORGAN       MORNINGSTAR         S&P 500
PERIOD ENDING DECEMBER 31,    TAX AWARE U.S.        LARGE        COMPOSITE STOCK
2000                        EQUITY COMPOSITE*   BLEND CATEGORY     PRICE INDEX**
                            -----------------   --------------   ---------------

1 Year ...................       -5.54%             -6.97%            -9.11%

3 Years ..................       14.24%             10.77%            12.26%

5 Years ..................       18.39%             15.96%            18.33%

10 Years .................       17.61%             15.66%            17.46%

* Returns reflect the deduction of the highest investment management fees and expenses charged for any account in the composite.

** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES

SUBADVISER PERFORMANCE

The Subadviser's performance is presented as a composite of multiple accounts as described above. The Fund's fees and expenses may be greater than those charged by the Subadviser. Accordingly, the Fund's actual performance results may be less.

The Subadviser's historical performance data covers 10 years and reflects the performance of the Composite (which includes two mutual funds, including the Fund). The Composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by the Subadviser in managing the Fund. As of December 31, 2000, the Composite included 324 accounts with aggregate assets of $1.47 billion. The Composite returns were supplied to the Fund by the Subadviser gross of certain fees, but have been adjusted to reflect the highest applicable investment management fees and expenses charged to any account included in the Composite for the reporting period. The mutual fund returns included in the Composite are load and expense adjusted.

MORNINGSTAR LARGE BLEND CATEGORY

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


[Data below represents line chart in the printed piece]

               Morningstar       J.P. Morgan       S&P 500
              Large Blend      Tax Aware U.S.     Composite
                Category      Equity Composite    Stock Index
              ------------    ----------------    -----------
1991            12685.8            12646.5         13172.2
1992            13655              13606.5         14265.5
1993            15083.3            14980.8         15692
1994            14908.3            15175.5         15754.8
1995            19655.1            20881.5         21505.3
1996            23692.3            25684.2         25483.8
1997            30238.5            34262.8         33638.6
1998            36739.8            44061.9         43898.4
1999            43808.5            53314.9         53248.8
2000            40755              50315           48458











* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock.

NOTE

GROWTH OF A $10,000 INVESTMENT


The "Growth of $10,000" chart reflects 10 years of performance data for the J.P. Morgan Tax Aware U.S. Equity Composite. The returns for the J.P. Morgan Tax Aware U.S. Equity Composite are net of highest applicable expense and on pre-tax basis.

Q: HOW HAS THE SUBDVISER TO THE SUNAMERICA SCIENCE & TECHNOLOGY FUND PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THE SUNAMERICA SCIENCE & TECHNOLOGY FUND?

A: Set forth below is the historical performance data for the T. Rowe Price Science & Technology Fund, which has an investment objective and investment policies and strategies substantially similar to the SunAmerica Science & Technology Fund. The Subadviser manages a total of four mutual funds having these substantially similar investment characteristics. The performance of each of the four funds is substantially similar over the same periods. However, only the historical performance of the T. Rowe Price Science & Technology Fund is presented below, as it has the longest performance history of the four funds. In addition, the T. Rowe Price Science & Technology Fund, like the Fund, and unlike certain of the other of the four funds, is sold to the general public. Investments made by the SunAmerica Science & Technology Fund may not be the same as those made by the T. Rowe Price Science & Technology Fund, and each of the four funds will have different performance results, due to factors such as net purchases and redemptions, different fees and expenses, and differences in the size of each Fund's portfolio.

THE PERFORMANCE SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. This information is not a prediction of the Fund's future performance. The
Fund's performance may be higher or lower than the performance of the Subadviser's other accounts, including that presented below. Performance figures for the Subadviser do not reflect all of the Subadviser's assets under management and do not reflect the performance of all accounts managed by the Adviser in this strategy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


T. ROWE PRICE SCIENCE & TECHNOLOGY FUND


         [The table below represents a bar chart in the printed piece.]


 '91     '92     '93     '94     '95     '96     '97     '98     '99     '00

60.17%  18.76%  24.25%  15.79%  55.53%  14.23%  1.71%  42.35%  100.99% -34.19%

During the period shown in the bar chart,  the highest  return for a quarter was
47.84 % (quarter ended 12/31/99) and the lowest return for a quarter was -32.29% (quarter ended 12/31/00).

The  cumulative   year-to-date  return  through  the  latest  calendar  quarter,
September 30, 2001, was [___]%.


The table below compares the average annual total returns of the T. Rowe Price Science & Technology Fund with that of an appropriate market index.

Period Ending December 31, 2000

                     ANNUALIZED TOTAL RETURN
                         T. Rowe Price
                          Science and
                        Technology Fund           S&P 500(R)
                        ---------------           ----------
     1 Year                -34.19%                   [ ]
     3 Years                 [ ]                     [ ]
     5 Years                16.95%                   [ ]
    10 Years                25.00%                   [ ]
Since Inception             20.471% (9/30/87)      -4.27%

* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS


Each Fund offers a number of classes of shares through this Prospectus, including Class A, Class B, Class II and Class I shares.


Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

o Lower annual expenses than Class B or Class II shares.

                                     CLASS B

o No front-end sales charge; all your money goes to work for you right away.

o Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within six years of purchase, as described below.

o Automatic conversion to Class A shares approximately eight years after purchase.

                                    CLASS II



o Front-end sales charge, as described below.

o Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within eighteen months of purchase, as described below.


o No conversion to Class A.
                                    CLASS I

o Offered exclusively to participants in certain employee retirement plans; through certain "wrap accounts"; through certain trust institutions and bank trust departments; and to certain charitable organizations.

o Also offered to the SunAmerica Aggressive, Moderate and Conservative Growth LifeStage Funds, which are fund of funds

o No sales charges.

o Lower annual expenses than Class A, B or II Shares


CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                                     Concession
                                         Sales Charge                to Dealers
                                    --------------------------------------------
                                        % OF      % OF NET             % OF
                                      OFFERING     AMOUNT            OFFERING
YOUR INVESTMENT                         PRICE     INVESTED             PRICE
                                    --------------------------------------------

Less than $50,000 ..................    5.75%       6.10%              5.00%
$50,000 but less than $100,000 .....    4.75%       4.99%              4.00%
$100,000 but less than $250,000 ....    3.75%       3.90%              3.00%
$250,000 but less than $500,000 ....    3.00%       3.09%              2.25%
$500,000 but less than $1,000,000 ..    2.10%       2.15%              1.35%
$1,000,000 or more                      None        None               1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.


CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

        Years after purchase            CDSC on shares being sold
        1st year ..................     5.00%
        2nd year ..................     4.00%
        3rd and 4th year ..........     3.00%
        5th year ..................     2.00%
        6th year ..................     1.00%
        7th year and thereafter ...     None


If you purchased Class B shares of a Fund prior to December 6, 2000, the CDSCschedule applicable at that time will continue to apply rather than the CDSCschedule shown above.


CLASS II. Sales Charges are as follows:

                                                       Concession
                       Sales Charge                    to Dealers
             -------------------------------------------------------
                   % OF        % OF NET                   % OF
                 OFFERING       AMOUNT                  OFFERING
                   PRICE       INVESTED                   PRICE
             -------------------------------------------------------
                   1.00%         1.01%                    1.00%


There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSCschedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class IIshares that you purchase subsequent to the reorganization will be subject to the CDSCschedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:


     o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)


     o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by SunAmerica Capital Services, Inc.

     o selling brokers and their employees and sales representatives and their families


We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.


We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

     o within one year of the shareholder's death or becoming disabled

     o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by Sunamerica Capital Services, Inc.

     o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION  AND SERVICE  FEES


Each class of shares (other than Class I) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                     ACCOUNT MAINTENANCE AND
      CLASS               DISTRIBUTION FEE                 SERVICE FEE
        A                       0.10%                         0.25%
        B                       0.75%                         0.25%
       II                       0.75%                         0.25%


Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B, AND II)


1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each class of each Fund is as follows:

          o non-retirement account: $500

          o retirement account: $250

          o dollar cost averaging: $500 to open; you must invest at least $25 a month

     The minimum subsequent investment for a Fund is as follows:

          o non-retirement account: $100

          o retirement account: $25

3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT


BY CHECK
 ...............................................................................

o Make out a check for the investment o Make out a check for the investment amount, payable to the specific Fund amount payable to the specific Fund or SunAmerica Funds. An account or SunAmerica Funds. Shares cannot cannot be opened with a SunAmerica be purchased with a SunAmerica Money
  Money  Market  Fund  or   SunAmerica      Market Fund or Sunamerica  Municipal
  Municipal Money Market Fund check.        Money Market Fund check.


o Deliver the check and your completed    o Include  the  stub  from  your  Fund
  Account       Application       (and      statement or a note  specifying  the
  Supplemental Account Application, if Fund name, your share class, your applicable) to your broker or account number and the name(s) in
  financial advisor, or mail them to:       which the account is registered.

    SunAmerica Fund Services, Inc.        o Indicate the Fund and account number
    Mutual Fund Operations, 3rd Floor       in the memo section of your check.
    The SunAmerica Center
    733 Third Avenue                      o Deliver  the  check and your stub to
    New York, New York 10017-3204.          your broker or financial advisor, or
                                            mail them to:
o All   purchases   must  be  in  U.S.
  dollars.  Cash will not be accepted.        NON-RETIREMENT ACCOUNTS:
  A $25.00 fee will be charged for all        SunAmerica Fund Services, Inc.
  checks  returned due to insufficient        c/o NFDS
  funds.                                      P.O. Box 219373
                                              Kansas City, Missouri 64121-9373

                                              RETIREMENT ACCOUNTS:
                                              SunAmerica Fund Services, Inc.
                                              Mutual Fund Operations, 3rd Floor
                                              The SunAmerica Center
                                              733 Third Avenue
                                              New York, New York 10017-3204

BY WIRE
 ...............................................................................

o Deliver your  completed  application    o Instruct   your  bank  to  wire  the
  to your broker or financial  advisor      amount of your investment to:
  or   fax  it  to   SunAmerica   Fund
  Services, Inc. at 212-551-5585.             State Street Bank & Trust Company
                                              Boston, MA
o Obtain   your   account   number  by        ABA #0110-00028
  referring  to your  statement  or by        DDA # 99029712
  calling  your  broker  or  financial
  advisor    or     Shareholder/Dealer    Specify  the  Fund  name,  your  share
  Services     at      1-800-858-8850,    class,   your  Fund  number,   account
  extension 5125.                         number  and the  name(s)  in which the
                                          account is  registered.  Your bank may
o Instruct   your  bank  to  wire  the    charge a fee to wire funds.
  amount of your investment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name,  your choice of
share class,  your new Fund number and
account  number  and  the  name(s)  in
which the account is registered.  Your
bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


SELLING SHARES (CLASSES A, B AND II)

HOW                                        REQUIREMENTS


THROUGH YOUR BROKER OR FINANCIAL ADVISOR
 ...............................................................................

o Accounts of any type.                   o Call  your   broker   or   financial
                                            advisor  to place your order to sell
o Sales of any amount.                      shares.

BY MAIL
 ...............................................................................

o Accounts of any type.                   o Write  a   letter   of   instruction
                                            indicating the Fund name, your share
o Include all signatures and any class, your account number, the additional documents that may be name(s) in which the account is
  required (see next page).                 registered  and the dollar  value or
                                            number of shares you wish to sell.
o Mail the materials to:
                                          o Sales of  $100,000  or more  require
    SunAmerica Fund Services, Inc.          the letter of  instruction to have a
    Mutual Fund Operations, 3rd Floor       signature guarantee.
    The SunAmerica Center
    733 Third Avenue                      o A check will  normally  be mailed on
    New York, New York 10017-3204           the next business day to the name(s)
                                            and  address in which the account is
                                            registered,  or otherwise  according
                                            to your letter of instruction.

BY PHONE
 ...............................................................................

o Most accounts.                          o Call Shareholder/Dealer  Services at
                                            1-800-858-8850,    extension    5125
o Sales of less than $100,000.              between  8:30  a.m.  and  7:00  p.m.
                                            (Eastern   time)  on  most  business
                                            days.  Indicate  the Fund name,  the
                                            name of the  person  requesting  the
                                            redemption,  your share class,  your
                                            account number, the name(s) in which
                                            the  account is  registered  and the
                                            dollar value or number of shares you
                                            wish to sell.

                                          o A  check   will  be  mailed  to  the
                                            name(s)  and  address  in which  the
                                            account  is   registered   or  to  a
                                            different  address  indicated  in  a
                                            written   authorization   previously
                                            provided   to   the   Fund   by  the
                                            Shareholder(s) on the account.

BY WIRE
 ...............................................................................

o Request  by mail to sell any  amount    o Proceeds  will  normally be wired on
  (accounts of any type).                   the  next  business  day.  A $15 fee
                                            will be deducted from your account.
o Request  by phone to sell  less than
  $100,000.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:


     o your address of record has changed within the past 30 days

     o you are selling shares worth $100,000 or more

     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o a broker or securities dealer

     o a federal savings, cooperative or other type of bank

     o a savings and loan or other thrift institution

     o a credit union

     o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of each Fund are available to you through your employer plan. Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Fund. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Fund, less the amount of all redemptions by such plan from the Fund. SunAmerica Capital Services, Inc. may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contributions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Class I shares of the Funds directly. Rather, Class I shares of a Fund are purchased for you when you elect to allocate your retirement contributions to a Fund that is available as an investment option in your retirement or savings plan. You may be permitted to elect different investment options, alter the amounts contributed to your plan, or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Company or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Class I shares are also available for purchase by or through:

1. Certain broker-dealers, registered investment advisers and other financial institutions that have entered into an agreement with SunAmerica Capital Services, Inc. which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar managed account program under which clients: (i) pay an asset-based fee; and (ii) will have at least $1 million invested in Class I shares.

2.   Trust   institutions  and  bank  trust  departments  that:  (i)  charge  an asset-based fee; and (ii) will have at least $1 million invested in Class I shares.

3. A charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $1 million or more.

Class I shares are also available for purchase by the SunAmerica Aggressive, Moderate and Conservative Growth LifeStage Funds.

SunAmerica Capital Services, Inc. may waive the minimum investment requirement in certain instances due to sales efficiencies and competitive considerations.

An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Fund only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Fund reserves the right to refuse any exchange purchase request.

If you have purchased Class I shares as part of an employee retirement plan, contact your plan administrator or employee benefit office to sell shares. Please refer to your plan materials for distribution information, as retirement plans have different restrictions and requirements. If you are under 59 1/2, tax penalties may apply. The employer, plan sponsor, or administrator is responsible for transmitting redemption orders to the Funds.

If you have purchased Class I shares through a charitable organization or financial intermediary, such as a broker-dealer, registered investment advisor, or other financial institution, contact the organization or intermediary to give redemption instructions. The organization or intermediary is responsible for transmitting redemption orders to the Funds.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B and II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of the Funds for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to December 6, 2000 for another Fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSCschedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of a Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850 extension 5125, for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. A Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.


DOLLAR COST AVERAGING lets you make regular investments from your bank account to a Fund or any other fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

     o Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o Make sure your  dividends  and capital  gains are being  reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Fund periodically for the same class of shares of one or more other fund distributed by SunAmerica Capital Services, Inc. To use:


     o Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.


     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o Specify the amount(s). Each exchange must be worth at least $50.

     o Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in each Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Fund shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in the Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

     o after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio.


Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distribution, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any other fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, B and II shares of the same Fund as a result of the fact that Class I shares are not subject to any distribution fee.


TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.


Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held a Fund's shares; dividends from other sources are generally taxable as ordinary income.


Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.


The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.


"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.


OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

--------------------------------------------------------------------------------
                                                      SUNAMERICA
                                                   BIOTECH/HEALTH 30
                                                         FUND
--------------------------------------------------------------------------------
What is the Fund's investment goal?        Long-term growth of capital



--------------------------------------------------------------------------------
What principal investment strategy         Growth
does the Fund use to implement
its investment goal?

--------------------------------------------------------------------------------
What are the Fund's principal              o Active trading of equity securities
investment techniques?                       of companies principally
                                             engaged in biotechnology or
                                             healthcare, without regard to
                                             market capitalization


--------------------------------------------------------------------------------
What are the Fund's other                  o Foreign securities
significant investments?

--------------------------------------------------------------------------------
What other types of securities may         o Short-term investments
the Fund normally invest in                o Defensive instruments
as part of efficient portfolio             o Options and futures
management or for return                   o Special situations
nhancement purposes?

--------------------------------------------------------------------------------
What risks may affect the Fund?            o Stock market volatility
                                           o Securities selection
                                           o Non-diversification
                                           o Small market capitalization
                                           o Biotechnology and healthcare
                                               companies
                                           o Derivatives
                                           o Hedging

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                            SUNAMERICA                              SUNAMERICA
        TAX MANAGED                        STOCK INDEX                         SCIENCE & TECHNOLOGY
        EQUITY FUND                           FUND                                     FUND
---------------------------------------------------------------------------------------------------------------
High total return while         Returns that are similar to the total   Long-term growth of capital
minimizing the impact           return of the S&P 500 Index
of capital gains

---------------------------------------------------------------------------------------------------------------
Growth and value                Index and growth                        Growth



---------------------------------------------------------------------------------------------------------------
o Active trading of equity      o Invests in equity securities of       o Active trading of equity securities
  securities of large-cap and     companies included in the               of companies expected to benefit
  mid-cap U.S. companies          S&P 500 Index                           from the development, advancement
  while attempting to                                                     and application of science and
  minimize capital gains                                                  technology, without regard to
  distributions to shareholders.                                          market capitalization

---------------------------------------------------------------------------------------------------------------
o Small companies               o Foreign securities (up to 20%)        o Small companies
o Foreign securities                                                    o Foreign securities (up to 30%)

---------------------------------------------------------------------------------------------------------------
o Short-term investments        o Short-term investments                o Short-term investments
o Defensive instruments         o Defensive investments                 o Defensive investments
o Special situations            o Options and futures                   o Options and futures
                                                                        o Special situations


---------------------------------------------------------------------------------------------------------------
o Stock market volatility       o Stock market volatility               o Stock market volatility
o Securities selection          o Securities selection                  o Securities selection
o Tax managed strategy may      o Index tracking variations             o Small market capitalization
    affect pre-tax returns      o Foreign exposure                      o Science and technology companies
o Small market capitalization   o Derivatives                           o Foreign exposure
o Foreign exposure                                                      o Derivatives
                                                                        o Hedging

---------------------------------------------------------------------------------------------------------------

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MORE INFORMATION ABOUT THE FUNDS
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GLOSSARY       INVESTMENT TERMINOLOGY

               GROWTH OF CAPITAL is growth of the value of an investment.

               TOTAL RETURN is achieved through both growth of capital and income.

               ACTIVE TRADING means that a Fund may engage, when the Adviser or Subadviser deems appropriate, in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In addition, because the Biotech/Health 30 Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. In contrast, the Tax Managed Equity Fund attempts to invest in a tax aware manner that is designed to reduce, although not eliminate, capital gains distributions to shareholders. The Tax Managed Equity Fund does not expect turnover to be high.

               EQUITY   SECURITIES   include   common  and   preferred   stocks,
               convertible securities, warrants and rights.

               CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

               LARGE-CAP COMPANIES are those with market caps within the Morningstar, Inc. Large-Cap category. Currently, this range is [$9.9] billion or higher.

               MID-CAP   COMPANIES   are  those  with  market  caps  within  the
               Morningstar, Inc. Mid-Cap category. Currently, this range is between [$1.4] billion and [$9.9] billion.

               SMALL-CAP COMPANIES are those with market caps within the Morningstar, Inc. Small-Cap category. Currently, this range is [$1.4] billion or less.

               FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

               SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

               DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. The Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

               OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

               A SPECIAL SITUATION arises when, in the opinion of the Adviser or Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

               RISK TERMINOLOGY

               STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund's portfolio.

               SECURITIES SELECTION: A strategy used by the Fund, or securities selected by the Adviser or Subadviser, may fail to produce the intended return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

               SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.


               BIOTECHNOLOGY AND HEALTHCARE COMPANIES: Biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Biotech/Health 30 Fund's returns may be considerably more volatile than the returns of a fund that does not invest in biotechnology and healthcare companies.

               INDEX TRACKING VARIATIONS: An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences. Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Stock Index Fund invests in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

               NON-DIVERSIFICATION: The Biotech/Health 30 Fund will hold thirty to fifty securities, and as such is considered to be non-diversified. As a result, the performance of the Fund may be affected more by a decline in the market price of one stock than would be the case if the Fund were more diversified.


               FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

               DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.


               HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

               SCIENCE AND TECHNOLOGY COMPANIES: Science and technology companies may be significantly affected by intense competition and rapid obsolescence due to advancing technology. As a result, the returns of the SunAmerica Science & Technology Fund may be considerably more volatile than the returns of a fund that does not invest in science and/or technology companies.

               TAX MANAGED STRATEGY: A strategy to maximize after-tax returns may entail certain investment techniques that will affect pre-tax returns. For example, the Tax Managed Equity Fund may not sell an appreciated security to avoid recognizing a capital gain only to experience a subsequent decline in value of the security. Thus, the Fund could miss out on opportunities to sell, and, because its cash may be otherwise invested, opportunities to make new investments. Moreover, a tax managed strategy will not eliminate all capital gains. The tax managed strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund which ultimately will be distributed to you, or affect the potential tax liability if an investor sells or exchanges shares. In addition, excessive redemption activity could compromise the ability to pursue the tax managed strategy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------
            FUND MANAGEMENT

          ADVISER. SunAmerica Asset Management Corp., located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017, was organized in 1982 under the laws of Delaware, and manages, advises and/or administers assets in excess of $28 billion as of June 30, 2001. SunAmerica manages the SunAmerica Biotech/Health 30 Fund and selects the Subadviser for the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund. SunAmerica also provides various administrative services to and supervises the daily business affairs of each Fund. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, North American Funds Variable Product Series I, North American Funds Variable Product Series II, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Style Select Series, Inc. and USLIFE Income Funds, Inc.

          For the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund, each Fund's Subadviser is responsible for decisions to buy and sell securities for that Fund, selection of broker-dealers and negotiation of commission rates. SunAmerica may terminate the agreement with a Subadviser without shareholder approval.

          SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with unaffiliated Subadvisers approved by the Board of Directors, without obtaining shareholder approval. The exemptive order also permits
          SunAmerica,   subject  to  the  approval  of  the  Board  but  without
          shareholder approval, to employ new unaffiliated Subadvisers for new or existing funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with the Subadviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Subadviser changes. The order also permits a Fund to disclose to shareholders the Subadvisers' fees only in the aggregate for the Fund.

          The annual rate of the investment advisory fee payable to SunAmerica, as a percentage of average daily net assets, is 0.75% for SunAmerica Biotech/Health 30 Fund, 0.85% for Tax Managed Equity Fund, 0.27% for the SunAmerica Stock Index Fund and 0.90% for the SunAmerica Science & Technology Fund. Payments to the Subadvisers for their services are made by SunAmerica, not by the Funds.

          The Subadvisers and Portfolio Managers for the Funds are described below.

          INFORMATION ABOUT THE SUBADVISERS

          SUNAMERICA BIOTECH/HEALTH 30 FUND

          SUNAMERICA ASSET MANAGEMENT CORP. See description above.

          The portfolio manager of the Fund is Brian Clifford. Mr. Clifford joined SunAmerica in February 1998. He currently serves as portfolio manager of the SunAmerica Growth Opportunities Fund and a portion of the Mid-Cap Growth Portfolio of SunAmerica Style Select Series, Inc. and is a member of the SunAmerica Large-Cap Equity Team. Prior to joining SunAmerica, Mr. Clifford was a portfolio manager at Morgan
          Stanley  Dean Witter  from April 1995 to  February  1998 and an equity analyst and investment management associate with Dean Witter InterCapital from October 1994 to April 1995.

          TAX MANAGED EQUITY FUND

          J.P. Morgan Investment Management Inc. (J.P. Morgan), Subadviser to the Fund, is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2000 J.P. Morgan, together with its affiliated companies, had approximately $358 billion in assets under management.

          The portfolio managers of the Fund are Terry Banet and Louise P. Sclafani, both of whom are Vice Presidents of J.P. Morgan. Ms. Banet is a senior portfolio manager for private equity and balanced accounts for J.P. Morgan's high net worth clients. In addition, Ms. Banet manages the JP Morgan Tax Aware U.S. Equity Fund. In her 16 years at J.P. Morgan, Ms. Banet has done extensive work in product development for both U.S. and international clients and was key in helping develop J.P. Morgan's Tax Aware equity process. She joined J.P. Morgan in 1985 after two years at Coopers & Lybrand. Ms. Banet earned her B.S. degree from Lehigh University and holds an M.B.A. from Wharton.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

               Ms. Sclafani is a portfolio manager in J.P. Morgan's Private Client Equity group. In particular, she manages tax-aware portfolios for private clients and mutual funds. She began her investment career at J.P. Morgan in equity research in 1983. She left to join Brundage, Story and Rose where she was an equity analyst and portfolio manager and returned to J.P. Morgan in 1994. Ms. Sclafani holds a B.A. from Colgate University, an M.F.S. from Yale and an M.B.A. from Pace University. She is a Chartered Financial Analyst.


               SUNAMERICA STOCK INDEX FUND

               American General Investment Management, L.P. ("AGIM"), Subadviser to the Fund, is located at 2929 Allen Parkway, Houston, Texas 77019. AGIM is a SunAmerica affiliate. As of December 31, 2000, AGIM had approximately $72.2 billion under management.

               The portfolio management team for the Fund is headed by Magali E. Azema-Barac. Ms. Azema-Barac is responsible for AGIM's equity group, and joined American General in September 1999. Prior to that, she worked on the equity desk of US West Investment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

               Prior to November 9, 2001, the SunAmerica Stock Index Fund operated as the Stock Index Fund of the North American Funds. As of its fiscal year ended October 31, 2000, the Fund paid its adviser at the rate of 0.27% of the Fund's average daily net assets.

               SUNAMERICA SCIENCE & TECHNOLOGY FUND

               T. Rowe Price Associates, Inc. ("T. Rowe Price"), Subadviser to the Fund, is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2001, T. Rowe Price and its affiliates served as investment adviser to more than 80 stock, bond and money market funds, and managed approximately $158.6 billion.

               The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the Fund and works with the committee to develop and execute the Fund's investment program. Mr. Morris joined T. Rowe Price in 1987, and has been managing investments since 1991.

               Prior to November 9, 2001, the SunAmerica Science & Technology Fund operated as the Science & Technology Fund of the North American Funds. As of its fiscal year ended October 31, 2000, the Fund paid its adviser at the rate of 0.90% of the Fund's average daily net assets.

               DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Funds' 12b-1 plans.

               The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Funds. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

               ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets for Class A, B, II and I shares.


               SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [_______________], whose report, along with each Fund's financial statement are incorporated by reference in the Fund's Statement of Additional Information (SAI), which is available upon request.


SUNAMERICA BIOTECH/HEALTH 30 FUND


                                         NET GAIN
                                        ON INVEST-      TOTAL    DIVIDENDS   DISTRI-
              NET ASSET                 MENTS (BOTH     FROM     FROM NET    BUTIONS             NET ASSET
                VALUE,   NET INVEST-     REALIZED      INVEST-    INVEST-     FROM       TOTAL     VALUE
PERIOD        BEGINNING     MENT           AND           MENT      MENT      CAPITAL    DISTRI-   END OF   TOTAL
ENDED         OF PERIOD  (LOSS)(1)      UNREALIZED)   OPERATIONS  INCOME      GAINS     BUTIONS   PERIOD  RETURN(2)
-----         ---------  ----------     -----------   ----------  ------     -------    -------   ------  ------
                                                       CLASS A
                                                       -------
6/14/00-(3)
10/31/00 ...... $12.50     $(0.02)         $3.48        $3.46       $--        $--        $--     $15.96    27.68%
11/01/00 to
4/30/01(6) ....  15.96        --           (4.12)       (4.12)       --       (0.55)     (0.55)    11.29   (26.22)

                                                       CLASS B
                                                       -------
6/14/00-(3)
10/31/00 ...... $12.50     $(0.05)         $3.47        $3.42       $--        $--        $--     $15.92    27.36%
11/01/00 to
4/30/01(6) ....  15.92      (0.04)         (4.11)       (4.15)       --       (0.55)     (0.55)    11.22   (26.53)

                                                       CLASS II
                                                       --------
6/14/00-(3)
10/31/00 ...... $12.50     $(0.05)         $3.48        $3.43       $--        $--        $--     $15.93    27.44%
11/01/00 to
4/30/01(6) ....  15.93      (0.04)         (4.11)       (4.15)       --       (0.55)     (0.55)    11.23   (26.42)


                         RATO OF NET
 NET ASSETS   RATIO OF    INVESTMENT
   END OF     EXPENSES       LOSS
   PERIOD    TO AVERAGE   TO AVERAGE    PORTFOLIO
  (000'S)    NET ASSETS   NET ASSETS    TURNOVER
  -------    ----------   ----------    --------



   $30,489    1.55%(4)(5)  (0.28)%(4)(5)  112%

    27,976    1.55 (4)(5)   0.01  (4)(5)  161




   $23,457    2.20%(4)(5)  (1.08)%(4)(5)  112%

    24,430    2.20 (4)(5)  (0.64) (4)(5)  161



   $20,386    2.20%(4)(5)  (1.07)%(4)(5)  112%

    22,964    2.20 (4)(5)  (0.63) (4)(5)  161



------------


  (1) Calculated  based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of operations
  (4) Annualized
  (5) Net of the following expense reimbursements (based on average net assets):


                                          10/31/00   4/30/01(4)
                                          --------   ----------
            Class A .................        0.49%      0.03%
            Class B .................        0.96       0.07
            Class II ................        1.09       0.07

  (6) Unaudited.

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TAX MANAGED EQUITY FUND


                                         NET GAIN
                                        ON INVEST-      TOTAL    DIVIDENDS   DISTRI-
              NET ASSET                 MENTS (BOTH     FROM     FROM NET    BUTIONS             NET ASSET
                VALUE,   NET INVEST-     REALIZED      INVEST-    INVEST-     FROM       TOTAL     VALUE
PERIOD        BEGINNING     MENT           AND           MENT      MENT      CAPITAL    DISTRI-   END OF   TOTAL
ENDED         OF PERIOD  (LOSS)(1)      UNREALIZED)   OPERATIONS  INCOME      GAINS     BUTIONS   PERIOD  RETURN(2)
-----         ---------  ----------     -----------   ----------  ------     -------    -------   ------  ------

                                                             CLASS A
                                                             ------
3/01/99-(3)
10/31/99 .....   $12.50    $ --            $1.15         $1.15      $--         $--       $--    $13.65    9.20%
10/31/00 .....    13.65    (0.02)           0.91          0.89       --          --        --     14.54    6.52
11/01/00 to
4/30/01(6) ...    14.54      --            (1.92)        (1.92)      --          --        --     12.62  (13.20)

                                                             CLASS B
                                                             ------
3/01/99-(3)
10/31/99 .....   $12.50     $(0.06)        $1.14         $1.08      $--         $--       $--    $13.58    8.64%
10/31/00 .....    13.58      (0.11)         0.91          0.80       --          --        --     14.38    5.89
11/01/00 to
4/30/01(6) ...    14.38      (0.05)        (1.90)        (1.95)      --          --        --     12.43  (13.56)

                                                            CLASS II
                                                             ------
3/01/99-(3)
10/31/99 .....   $12.50     $(0.06)        $1.16        $1.10      $--         $--       $--     $13.60    8.80%
10/31/00 .....    13.60      (0.11)         0.91         0.80       --          --        --      14.40    5.88
11/01/00 to
4/30/01(6) ...    14.40      (0.05)        (1.90)       (1.95)       --         --        --      12.45  (13.54)


                         RATO OF NET
 NET ASSETS   RATIO OF    INVESTMENT
   END OF     EXPENSES       LOSS
   PERIOD    TO AVERAGE   TO AVERAGE    PORTFOLIO
  (000'S)    NET ASSETS   NET ASSETS    TURNOVER
  -------    ----------   ----------    --------
  $25,067    1.45%(4)(5)  (0.02)%(4)(5)    9%
   38,802    1.45(5)      (0.14)(5)        7

   36,289    1.45(4)(5)   (0.06)(4)(5)     8




  $27,524    2.10%(4)(5)  (0.74)%(4)(5)    9%
   47,972    2.10(5)      (0.79)(5)        7

   46,660    2.10(4)(5)   (0.71)(4)(5)     8




  $27,884    2.10%(4)(5)  (0.75)%(4)(5)    9%
   51,348     2.10(5)     (0.79)(5)        7


   50,030    2.10(4)(5)    0.72(4)(5)      8

------------


  (1) Calculated based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of operations
  (4) Annualized

  (5) Net of the following expense reimbursements (based on average net assets):

                                   10/31/99     10/31/00  4/30/01(4)
                                   --------     --------  ----------
            Class A ..........      1.07%        0.23%       0.08%
            Class B ..........      0.84         0.22        0.07
            Class II .........      0.83         0.22        0.06

      (6) Unaudited.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


SUNAMERICA STOCK INDEX FUND(1)


                                   NET
                                 REALIZED
                                    AND                         DISTRI-
                NET       NET   UNREALIZED   TOTAL   DIVIDENDS  BUTIONS            NET
               ASSET    INVEST- GAIN/(LOSS)  FROM    FROM NET    FROM              ASSET
              VALUE,     MENT      ON      INVEST-    INVEST-   REALIZED  TOTAL   VALUE,
YEAR         BEGINNING  INCOME/  INVEST-     MENT      MENT     CAPITAL  DISTRI-  END OF  TOTAL
ENDED       OF PERIOD   (LOSS)    MENTS   OPERATIONS  INCOME     GAINS   BUTIONS  PERIOD RETURN
-----       ----------   ------ --------  ----------  -------   -------  -------  ------ ------
                                                                 CLASS A
                                                                 ------
10/31/99 .... $10.00    $0.11     $2.32      $2.43     $(0.11)   $   --   $(0.11) $12.32  24.36%
10/31/00(5) .  12.32     0.14      0.47       0.61      (0.10)    (0.08)   (0.18)  12.75   4.91
11/01/00 to
4/30/01(6) ..  12.75     0.06     (1.67)     (1.61)     (0.09)       --    (0.09)  11.05 (12.37)(2)

                                                                CLASS B
                                                                -------
10/31/99 .... $10.00    $0.02     $2.23      $2.25     $(0.02)   $  --    $(0.02) $12.23  22.55%
10/31/00(5) .  12.23     0.05      0.46       0.51      (0.02)   (0.08)    (0.10)  12.64   4.21
11/01/00 to
4/30/01(6) ..  12.64     0.02     (1.65)     (1.63)     (0.01)      --     (0.01)  11.00 (12.72)(2)

                                                                CLASS II
                                                                --------
7/17/00-(3)
10/31/00(5) . $13.38    $0.01    $(0.83)    $(0.82)    $(0.01)   $  --    $(0.01) $12.55  (5.21%)(2)
11/01/00 to
4/30/01(6) ..  12.55     0.02     (1.62)     (1.60)     (0.01)      --     (0.01)  10.94  (12.57)(2)


                   RATIO
                   OF NET             EXPENSE
          RATIO    INVEST-             RATIO
         OF TOTAL    MENT              BEFORE
  NET   EXPENSES   INCOME             EXPENSE
 ASSETS     TO        TO              REIMBURSE-
 END OF   AVERAGE   AVERAGE PORTFOLIO    MENT
 PERIOD     NET       NET   TURNOVER      BY
 (000'S)  ASSETS    ASSETS    RATE      ADVISOR
 ------   -------   -------  ------    --------


 $ 5,634   0.82%     1.08%    14%        1.53%
   8,543   0.78      1.12      2         1.12

   8,374   0.72 (4)  1.03 (4)  2         1.40 (4)



 $15,040   1.57%     0.37%    14%        1.98%
  24,966   1.49      0.42      2         1.83

  24,812   1.37 (4)  0.38 (4)  2 (2)     2.06 (4)




   $ 500   1.35%(4)  0.30%(4)  2%(2)     1.84%(4)

   1,270   1.36 (4)  0.31 (4)  2 (2)     2.11 (4)


-------------

(1) The financial information shown reflects the financial information for the Stock Index Fund, a series of North American Funds, which was reorganized into the Fund on November 9, 2001. No Class I financial highlights are presented for the SunAmerica Stock Index Fund, since no Class I shares of the Fund had been sold as of [April 30, 2001].
(2) Not annualized.
(3) Commencement of operations.
(4) Annualized.
(5) Net investment income per share has been calculated using the average month-end share method.
(6) Unaudited.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


SUNAMERICA SCIENCE & TECHNOLOGY FUND(1)


                                    NET
                                 REALIZED
                                    AND                         DISTRI-
                NET       NET   UNREALIZED   TOTAL  DIVIDENDS   BUTIONS           NET
               ASSET    INVEST- GAIN/(LOSS)  FROM   FROM NET     FROM            ASSET
              VALUE,     MENT       ON      INVEST-  INVEST-   REALIZED  TOTAL   VALUE,
PERIOD       BEGINNING  INCOME/   INVEST-    MENT     MENT     CAPITAL  DISTRI-  END OF    TOTAL
ENDED        OF PERIOD   (LOSS)    MENTS   OPERATIONS INCOME     GAINS   BUTIONS  PERIOD   RETURN
-----        ---------   ------  --------  ---------- -------   ------   -------  ------   ------
                                                               CLASS A
                                                               -------
3/01/00-(3)
10/31/00(5) .. $10.00   $(0.04)   $(1.88)   $(1.92)     $  --    $  --    $  --    $8.08  (19.20%)(2)
11/01/00 to
4/30/01(6) ...   8.08    (0.02)    (3.07)    (3.09)        --       --       --     4.99  (17.25) (2)

                                                               CLASS B
                                                               -------
3/01/00-(3)
10/31/00(5) ..$10.00   $(0.07)   $(1.90)   $(1.97)     $  --    $  --     $  --    $8.03  (19.70%)(2)
11/01/00 to
4/30/01(6) ...  8.03    (0.04)    (3.05)    (3.09)        --       --        --     4.94  (17.53) (4)

                                                              CLASS II
                                                              --------
7/12/00-(3)
10/31/00(5) ..$ 8.48   $(0.03)   $(0.63)   $(0.66)     $  --    $  --     $  --    $7.82   (7.78%)(2)
11/01/00 to
4/30/01(6) ...  7.82    (0.04)    (2.96)    (3.00)        --       --        --     4.82  (17.47) (2)

                                                               CLASS I
                                                               -------
3/01/00-(3)
10/31/00(5) ..$10.00   $(0.03)   $(1.89)   $(1.92)     $  --    $  --     $  --    $8.08  (19.20%)(2)
11/01/00 to
4/30/01(6) ...  8.08    (0.02)    (3.07)    (3.09)        --       --        --     4.99  (17.38) (2)


                       RATIO
                      OF NET                  EXPENSE
          RATIO       INVEST-                  RATIO
         OF TOTAL      MENT                   BEFORE
  NET    EXPENSES     INCOME/                 EXPENSE
ASSETS      TO      (LOSS) TO               REIMBURSE-
END OF    AVERAGE     AVERAGE    PORTFOLIO     MENT
PERIOD      NET         NET       TURNOVER      BY
(000'S)   ASSETS      ASSETS       RATE       ADVISOR
------   -------     -------     --------    --------



$ 4,623   1.24%(4)    (0.64%)(4)    120%(2)    1.92%(4)

  3,887   1.21 (4)    (0.71 )(4)     68 (2)    2.48 (4)




$15,840   1.91%(4)    (1.37%)(4)    120%(2)    2.59%(4)

 13,463   1.87 (4)    (1.37 )(4)     68 (2)    3.15 (4)




$ 1,065   1.71%(4)    (1.11%)(4)    120%(2)    2.37%(4)

  1,337   1.88 (4)    (1.38 )(4)     68 (2)    3.21 (4)




$   539   1.20%(4)    (0.48%)(4)    120%(2)    1.88%(4)

    333   1.11 (4)    (0.61) (4)     68 (2)    2.32 (4)

-----------
(1) The financial information shown reflects the financial information for the Science & Technology Fund, a series of the North American Funds, which was reorganized into the Fund on November 9, 2001.
(2) Not annualized.
(3) Commencement of operations.
(4) Annualized.
(5) Net investment income per share has been calculated using the average month-end share method.]
(6) Unaudited.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

    ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected each Fund's performance during the last applicable period.

    STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about each Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:


    SunAmerica Fund Services, Inc.
    Mutual Fund Operations
    The SunAmerica Center
    733 Third Avenue
    New York, New York 10017-3204
    1-800-858-8850, extension 5660

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT                                            [Logo Omitted]
File No. 811-0169

DISTRIBUTED BY:

SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204
800-858-8850 EXT. 5660


[Logo Omitted] MEMBER OF AMERICAN INTERNATIONAL GROUP, INC.

For more complete information on any of the mutual funds distributed by SunAmerica Capital Services, including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850, ext. 5660. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

WWW.SUNAMERICAFUNDS.COM                                           [Logo Omitted]

SIPRO-11/01

SunAmerica

                            THE RETIREMENT SPECIALIST

Strategic Investment Series

PROSPECTUS 2001




                                                      SUNAMERICA LIFESTAGE FUNDS
                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

--------------------------------------------------------------------------------


AUGUST 15, 2001                               PROSPECTUS
--------------------------------------------------------------------------------
SUBJECT TO COMPLETION: Dated August 15, 2001
SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)


     o    AGGRESSIVE GROWTH LIFESTAGE FUND

     o    MODERATE GROWTH LIFESTAGE FUND

     o    CONSERVATIVE GROWTH LIFESTAGE FUND









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                                     [SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------



FUND HIGHLIGHTS ............................................................   2

SHAREHOLDER ACCOUNT INFORMATION ............................................  13

MORE INFORMATION ABOUT THE FUNDS ...........................................  21

     INVESTMENT STRATEGIES .................................................  21

     GLOSSARY ..............................................................  22

         INVESTMENT TERMINOLOGY ............................................  22

         RISK TERMINOLOGY ..................................................  23

FUND MANAGEMENT ............................................................  25

FINANCIAL HIGHLIGHTS .......................................................  26



                                                                     [SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A


The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. (the "Company"), and to provide you with information about the SunAmerica LifeStage Funds offered by the Company and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Funds," which is on page 21 and the glossary that follows on page 22.

Q: WHAT ARE THE SUNAMERICA LIFESTAGE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:

                        SUNAMERICA               SUNAMERICA               SUNAMERICA
                     AGGRESSIVE GROWTH         MODERAGE GROWTH        CONSERVATIVE GROWTH
                      LIFESTAGE FUND           LIFESTAGE FUND           LIFESTAGE FUND
                       -------------            -------------           --------------
INVESTMENT GOAL      growth of capital        growth of capital     current income and
                                              and current income    growth of capital,
                                                                    with reduced volatility

PRINCIPAL            fund of funds            fund of funds         fund of funds
INVESTMENT
STRATEGY

PRINCIPAL            allocation of assets     allocation of assets  allocation of assets
INVESTMENT           among a combination      among a combination   among a combination
TECHNIQUES           of SunAmerica Mutual     of SunAmerica         of SunAmerica
                     Funds investing in       Mutual Funds          Mutual Funds
                     equity and fixed income  investing in equity   investing in equity
                     securities, with an      and fixed income      and fixed income
                     emphasis on funds        securities            securities
                     investing in equity
                     securities

ADDITIONAL INFORMATION ABOUT THE INVESTMENT TECHNIQUES OF THE SUNAMERICA LIFESTAGE FUNDS

The Funds invest in a combination of SunAmerica Mutual Funds (the "Underlying Funds"). The following chart reflects the projected asset allocation ranges under normal market conditions for each Fund (as invested through the Underlying Funds).

                         SUNAMERICA             SUNAMERICA              SUNAMERICA
                      AGGRESSIVE GROWTH       MODERATE GROWTH       CONSERVATIVE GROWTH
                       LIFESTAGE FUND         LIFESTAGE FUND          LIFESTAGE FUND
                        -------------          -------------           -------------
DOMESTIC EQUITY            60%-80%                35%-65%                 20%-50%
SECURITIES
FOREIGN EQUITY             15%-35%                10%-20%                 5%-15%
SECURITIES
BONDS                      5%-15%                 25%-45%                 45%-65%


The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Fund. The Adviser has based the target investment percentages for each Fund on the degree to which the Adviser believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The Adviser may change these asset allocation ranges and the particular Underlying Funds in which a Fund may invest from time to time.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


A: The following section describes the principal risks of the Funds, while the chart on page 21 describes various additional risks. Each Fund is also exposed to the risks of the Underlying Funds.

A "FUND OF FUNDS" strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

"GROWTH OF CAPITAL" is growth of the value of an investment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


RISKS OF INVESTING IN EQUITY SECURITIES

Each Fund may invest significantly in Underlying Funds that invest in equity securities ("Underlying Equity Funds"), and the SunAmerica Aggressive Growth LifeStage Fund and SunAmerica Moderate Growth LifeStage Fund invest primarily in Underlying Equity Funds. While each Fund's allocation among several Underlying Equity Funds, in combination with Underlying Funds investing in bonds and other fixed income securities, is designed to cushion losses in any one Underlying Fund or investment sector and to moderate each Fund's overall price swings, the Funds are subject to the risks of changing market conditions generally. Therefore, as with an investment in any equity fund, the value of your investment in a Fund may fluctuate in response to stock market movements. This type of fluctuation is expected to be more significant as a Fund's allocation to Underlying Equity Funds increases.

RISKS OF INVESTING IN BONDS AND OTHER FIXED INCOME SECURITIES

Each Fund may invest significantly in Underlying Income Funds that invest in bonds and other fixed income securities ("Underlying Income Funds"), and the SunAmerica Conservative Growth LifeStage Fund invests primarily in Underlying Income Funds. While each Fund's allocation of Fund assets among several Underlying Income Funds, in combination with Underlying Equity Funds, is designed to cushion losses in any one Underlying Fund or investment sector and to moderate each Fund's overall price swings, the Funds are subject to the risks related to interest rate fluctuation and reduced credit quality of the issuers of securities in which the Underlying Income Funds invest. These risks are expected to be more significant as a Fund's allocation to Underlying Income Funds increases. As with the Underlying Income Funds in which it invests, the SunAmerica Conservative Growth Fund's share price will typically reflect interest rate fluctuations by moving in the opposite direction of U.S. interest rates.

RISKS OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that each Fund can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, a Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are generally diversified mutual funds.



ADDITIONAL PRINCIPAL RISKS

Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.


ADDITIONAL   PRINCIPAL   RISKS   SPECIFIC  TO   SUNAMERICA   AGGRESSIVE   GROWTH
LIFESTAGE FUND

RISKS OF INVESTING IN SMALLER COMPANIES

The SunAmerica Aggressive Growth LifeStage Fund invests in Underlying Funds that invest in stocks of smaller companies. Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF INVESTING IN TECHNOLOGY COMPANIES

The SunAmerica Aggressive Growth LifeStage Fund may at times invest in Underlying Funds that significantly invest in technology companies. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, these Underlying Funds' returns may be considerably more volatile than the returns of funds that do not invest in technology companies.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND AND SUNAMERICA MODERATE GROWTH LIFESTAGE FUND

RISKS OF FOREIGN EXPOSURE

The SunAmerica Aggressive Growth LifeStage Fund and the SunAmerica Moderate Growth LifeStage Fund may invest in Underlying Funds that invest in foreign securities. (The SunAmerica Conservative Growth LifeStage Fund may also invest in such Underlying Funds, although to a lesser extent than the other Funds). While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND AND SUNAMERICA MODERATE GROWTH LIFESTAGE FUND

PREPAYMENT RISKS

The SunAmerica Conservative Growth LifeStage Funds and SunAmerica Moderate Growth LifeStage Funds will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND                         (CLASS A)(1)

         [The table below represents a bar chart in the printed piece.]


                                  '99       '00

                                 28.92%    -4.62%

During the period shown in the bar chart, the highest return for a quarter was 20.47% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.23% (quarter ended December 31, 2000).

The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was ___%.

Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)

                                                       Class A&B     Class II
                                          Past One       Since         Since
                                            Year       Inception    Inception***
Aggressive Growth
  LifeStage Fund*               Class A   -10.10%       10.90%           N/A
                                Class B    -9.59%       12.19%           N/A
                                Class II     N/A          N/A          -7.35%+
S&P 500 Index(TM)**                        -9.10%       10.21%        -10.06%+
Aggressive Growth LifeStage
  Blended Benchmark Index****              -6.93%       11.92%        -1.24%+

(1) Performance information shown is that of the Aggressive Growth LifeStyle Fund, a series of the North American Funds (the "NAF Aggressive LifeStyle Series"), which was reorganized into the Fund on November 9, 2001 (the "Aggressive Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Aggressive LifeStyle Series"), which was reorganized into the NAF Aggressive LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Aggressive Growth LifeStage Fund Reorganization. The NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

*** Class A and B shares commenced offering on November 2, 1998. Class C shares commenced offering on August 10, 2000. On November 9, 2001, upon consummation of the Aggressive Growth LifeStage Fund Reorganization, Class C shares of the NAF Aggressive LifeStyle Series were reorganized as Class II shares of the Fund.

**** Each SunAmerica  LifeStage  Fund currently   compares its  performance to a
     blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each SunAmerica LifeStage Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index. This benchmark was used as a benchmark for the NAF Aggressive LifeStyle Series.

+    Not annualized.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND  (CLASS I)(1)

         [The table below represents a bar chart in the printed piece.]


                                  '99       '00

                                 28.85%    -4.73%


During the period shown in the bar chart, the highest return for a quarter was 20.47% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.23% (quarter ended December 31, 2000).

The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was ___%.

Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)
                                                   Past One        Class I
                                                    Year      Since Inception***
Aggressive Growth LifeStage Fund*       Class I    -4.73%          13.89%

S&P 500 Index(TM)**                                -9.10%          10.21%
Aggressive Growth LifeStage
  Blended Benchmark Index****                      -6.93%          11.92%

(1) Performance information shown is that of the Aggressive Growth LifeStyle Fund, a series of the North American Funds (the "NAF Aggressive LifeStyle Series"), which was reorganized into the Fund on November 9, 2001 (the "Aggressive Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Aggressive LifeStyle Series"), which was reorganized into the NAF Aggressive LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Aggressive Growth LifeStage Fund Reorganization. The NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

***  Class I shares commenced offering on November 2, 1998.

**** Each SunAmerica  LifeStage  Fund currently  compares  its  performance to a blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each SunAmerica LifeStage Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index. This benchmark was used as a benchmark for the NAF Aggressive LifeStyle Series.

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--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


SUNAMERICA MODERATE GROWTH LIFESTAGE FUND    (CLASS A)(1)


         [The table below represents a bar chart in the printed piece.]

                                  '99       '00

                                 18.66%    -0.62%

During the period shown in the bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 1999) and the lowest return for a quarter was -5.24% (quarter ended December 31, 2000).

The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was ___%.

Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)****

                                                    Class A&B       Class II
                                       Past One       Since           Since
                                         Year       Inception      Inception***
Moderate Growth
  LifeStage Fund *           Class A    -6.33%       8.64%             N/A
                             Class B    -5.75%       9.97%             N/A
                             Class II     N/A         N/A            -6.06%+
S&P 500 Index(TM)**                     -9.10%      10.21%           -10.55%+
Moderate Growth LifeStage
  Blended Benchmark Index****           -6.93%       8.78%            -5.06%+

(1) Performance information shown is that of the Moderate Growth LifeStyle Fund, a series of the North American Funds (the "NAF Moderate LifeStyle Series"), which was reorganized into the Fund on November 9, 2001 (the "Moderate Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Moderate LifeStyle Series"), which was reorganized into the NAF Moderate LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Moderate Growth LifeStage Fund Reorganization. The NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

*** Class A and B shares commenced offering on November 2, 1998. Class C shares commenced offering on July 12, 2000. On November 9, 2001, upon consummation of the Moderate Growth LifeStage Fund Reorganization, Class C shares of the NAF Moderate LifeStyle Series were reorganized as Class II shares of the Fund.

**** Each SunAmerica  LifeStage  Fund currently  compares  its  performance to a blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each SunAmerica LifeStage Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index. This benchmark was used as a benchmark for the NAF Moderate LifeStyle Series.

+    Not annualized.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SUNAMERICA MODERATE GROWTH LIFESTAGE FUND    (CLASS I)(1)

         [The table below represents a bar chart in the printed piece.]

                                  '99       '00

                                 18.69%    -0.75%


During the period shown in the bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 1999) and the lowest return for a quarter was -5.24% (quarter ended December 31, 2000).

The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was ___%.


Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)

                                                                      Class I
                                                       Past One        Since
                                                         Year       Inception***
Moderate Growth LifeStage Fund*              Class I    -0.62%         11.65%

S&P 500 Index(TM)**                                     -9.10%         10.21%
Moderate Growth LifeStage Blended
  Benchmark Index****                                   -6.93%          8.78%

(1) Performance information shown is that of the Moderate Growth LifeStyle Fund, a series of the North American Funds (the "NAF Moderate LifeStyle Series"), which was reorganized into the Fund on November 9, 2001 (the "Moderate Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Moderate LifeStyle Series"), which was reorganized into the NAF Moderate LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Moderate Growth LifeStage Fund Reorganization. The NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

***  Class I shares commenced offering on November 2, 1998.

**** Each SunAmerica  LifeStage  Fund currently   compares its  performance to a
     blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each SunAmerica LifeStage Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index. This benchmark was used as a benchmark for the NAF Moderate LifeStyle Series.

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--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND  (CLASS A)(1)

         [The table below represents a bar chart in the printed piece.]

                                  '99       '00

                                 13.70%    1.90%

During the period shown in the bar chart, the highest return for a quarter was 10.88% (quarter ended December 31, 1999) and the lowest return for a quarter was -3.35% (quarter ended December 31, 2000).

The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was ___%.


Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)
                                                    Class A&B       Class II
                                        Past One      Since           Since
                                          Year      Inception     Inception***
Conservative Growth
  LifeStage Fund*            Class A     -3.96%        7.28%           N/A
                             Class B     -3.19%        8.55%           N/A
                             Class II      N/A          N/A          -2.59%+
S&P 500 Index(TM)**                      -9.10%       10.21%        -10.61%+
Conservative Growth LifeStage
  Blended Benchmark Index                -6.93%        8.61%         -0.83%+

(1) Performance information shown is that of the Conservative Growth LifeStyle Fund, a series of the North American Funds (the "NAF Conservative LifeStyle Series"), which was reorganized into the Fund on November 9, 2001 (the "Conservative Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Conservative LifeStyle Series"), which was reorganized into the NAF Conservative LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Conservative Growth LifeStage Fund Reorganization. The NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

*** Class A and B commenced offering on November 2, 1998. Class C shares commenced offering on July 20, 2000. On November 9, 2001, upon the consummation of the Conservative Growth LifeStage Fund Reorganization, Class C shares of the NAF Conservative LifeStyle Series were reorganized as Class II shares of the Fund.

**** Each SunAmerica  LifeStage  Fund currently  compares  its  performance to a blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each SunAmerica LifeStage Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index. This benchmark was used as a benchmark for the NAF Conservative LifeStyle Series.

+    Not annualized.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND   (CLASS I)(1)

[The Table below represents a bar chart in the printed price]

                                   '99                      '00
                                   13.63%                   1.95%

During the period shown in the bar chart, the highest return for a quarter was 10.88% (quarter ended December 31, 1999) and the lowest return for a quarter was -3.35% (quarter ended December 31, 2000).


The cumulative year-to-date return through the latest calendar quarter, ended September 30, 2001, was ___%.


Average Annual Total Returns
(as of the calendar year ended
December 31, 2000)
                                         Past One          Class I
                                           Year      Since Inception***
Conservative Growth
  LifeStage Fund*            Class I       1.90%           10.26%

S&P 500 Index(TM)**                       -9.10%           10.21%
Conservative Growth LifeStage
  Blended Benchmark Index****             -6.93%            8.61%

(1) Performance information shown is that of the Conservative Growth LifeStyle Fund, a series of the North American Funds (the "NAF Conservative LifeStyle Series"), which was reorganized into the Fund on November 9, 2001 (the "Conservative Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Conservative LifeStyle Series"), which was reorganized into the NAF Conservative LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Conservative Growth LifeStage Fund Reorganization. The NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

*    Includes sales charges.

** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

***  Class I shares commenced offering on November 2, 1998.

**** Each SunAmerica   LifeStage  Fund currently  compares its  performance to a
     blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each SunAmerica LifeStage Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index. This benchmark was used as a benchmark for the NAF Conservative LifeStyle Series.

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--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                           SUNAMERICA AGGRESSIVE GROWTH            SUNAMERICA MODERATE GROWTH
                                                                  LIFESTAGE FUND(5)                         LIFESTAGE FUND(5)
                                                      --------------------------------------  -------------------------------------
                                                      Class A   Class B   Class II   Class I  Class A   Class B   Class II   Class I
                                                      -------   -------   --------   -------  -------   -------   --------   -------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT
Maximum Sales Charge (Load) ..........................  5.75%     5.00%     2.00%     None      5.75%     5.00%     2.00%     None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ............  5.75%     None      1.00%     None      5.75%     None      1.00%     None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...........  None      5.00%     1.00%     None      None      5.00%     1.00%     None
   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ..............................  None      None      None      None      None      None      None      None
   Redemption Fee(3) .................................  None      None      None      None      None      None      None      None
   Exchange Fee ......................................  None      None      None      None      None      None      None      None
   Maximum Account Fee ...............................  None      None      None      None      None      None      None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees ...................................  0.10%     0.10%     0.10%     0.10%     0.10%     0.10%     0.10%     0.10%
   Distribution (and/or Service) (12b-1) Fees(4) .....  0.10%     0.75%     0.75%     None      0.10%     0.75%     0.75%     None
   Other Expenses ....................................  None      None      None      None      None      None      None      None
                                                        ----      ----      ----      ----      ----      ----      ----      ----
Total Annual Fund Operating Expenses .................  0.20%     0.85%     0.85%     0.10%     0.20%     0.85%     0.85%     0.10%
                                                        ----      ----      ----      ----      ----      ----      ----      ----
Estimated Indirect Expenses ... ......................  1.39%     1.39%     1.39%     1.39%     1.31%     1.31%     1.31%     1.31%
                                                        ====      ====      ====      ====      ====      ====      ====      ====
Total Combined Annual Expenses(6).....................  1.59%     2.24%     2.24%     1.49%     1.51%     2.16%     2.16%     1.41%
                                                          SUNAMERICA CONSERVATIVE GROWTH
                                                                  LIFESTAGE FUND(5)
                                                      --------------------------------------
                                                      Class A   Class B   Class II   Class I
                                                      -------   -------   --------   -------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT
Maximum Sales Charge (Load) ..........................  5.75%     5.00%     2.00%     None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ............  5.75%     None      1.00%     None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...........  None      5.00%     1.00%     None
   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ..............................  None      None      None      None
   Redemption Fee(3) .................................  None      None      None      None
   Exchange Fee ......................................  None      None      None      None
   Maximum Account Fee ...............................  None      None      None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees ...................................  0.10%     0.10%     0.10%     0.10%
   Distribution (and/or Service) (12b-1) Fees(4) .....  0.10%     0.75%     0.75%     None
   Other Expenses ....................................  None      None      None      None
                                                        ----      ----      ----      ----
Total Annual Fund Operating Expenses .................  0.20%     0.85%     0.85%     0.10%
                                                        ----      ----      ----      ----
Estimated Indirect Expenses ..........................  1.20%     1.20%     1.20%     1.20%
                                                        ====      ====      ====      ====
Total Combined Annual Expenses(6).....................  1.40%     2.05%     2.05%     1.30%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 13 for more information on the CDSCs.

(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



(5) "Other Expenses", "Total Annual Fund Operating Expenses" and "Total Combined Annual Expenses" are estimated.

(6) "Total Combined Annual Expenses" include the estimated indirect expenses borne by each Fund in connection with its investments in the Underlying Funds. The estimates are based on expenses of the Underlying Funds' Class I shares shown in the current prospectus for such shares, and assume the following constant allocation by the Funds of their assets among the Underlying Funds:

                                    AGGRESSIVE GROWTH              MODERATE GROWTH            CONSERVATIVE GROWTH
                                     LIFESTAGE FUND                LIFESTAGE FUND               LIFESTAGE FUND
                                      ------------                  ------------                 ------------
SunAmerica Core Bond Fund                  5%                           15%                          15%
SunAmerica GNMA Fund                       5%                           15%                          35%
SunAmerica High Yield Bond Fund            0%                            0%                           0%
SunAmerica International Equity Fund      20%                           15%                          10%
SunAmerica Growth and Income Fund         10%                           15%                          12%
SunAmerica Blue Chip Growth Fund          20%                           15%                          12%
SunAmerica Growth Opportunities Fund      10%                            3%                           2%
SunAmerica New Century Fund               15%                           10%                           6%
SunAmerica Style Select Series
  Focused Value Portfolio                 15%                           12%                           8%

Total                                    100%                          100%                         100%

The Funds' actual expenses may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses. Expenses shown above with respect to the SunAmerica LifeStage Funds are combined and used to calculate the 1 year and 3, 5 and 10 years examples, respectively, shown on the following pages with respect to the Funds.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                             1 Year   3 Years  5 Years  10 Years
                                             ------   -------  -------  --------

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
(Class A shares) ..........................    $727    $1,048   $1,391   $2,356
(Class B shares)* .........................     727     1,000    1,400    2,411
(Class II shares) .........................     425       793    1,288    2,649
(Class I shares) ..........................     152       471      813    1,779

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
(Class A shares) ..........................    $720    $1,025   $1,351   $2,273
(Class B shares)* .........................     719       976    1,359    2,328
(Class II shares) .........................     417       769    1,248    2,568
(Class I shares) ..........................     144       446      771    1,691

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND
(Class A shares) ..........................    $709    $  993   $1,297   $2,158
(Class B shares)* .........................     708       943    1,303    2,213
(Class II shares) .........................     406       736    1,192    2,455
(Class I shares) ..........................     132       412      713    1,568


If you did not redeem your shares:

                                             1 Year   3 Years  5 Years  10 Years
                                             ------   -------  -------  --------

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
(Class A shares) ..........................    $727    $1,048   $1,391   $2,356
(Class B shares)* .........................     227       700    1,200    2,411
(Class II shares) .........................     325       793    1,288    2,649
(Class I shares) ..........................     152       471      813    1,779

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
(Class A shares) ..........................    $720    $1,025   $1,351   $2,273
(Class B shares)* .........................     219       676    1,159    2,328
(Class II shares) .........................     317       769    1,248    2,568
(Class I shares) ..........................     144       446      771    1,691

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND
(Class A shares) ..........................    $709    $  993   $1,297   $2,158
(Class B shares)* .........................     208       643    1,103    2,213
(Class II shares) .........................     306       736    1,192    2,455
(Class I shares) ..........................     132       412      713    1,568

* Class B shares convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 13. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS


Each Fund offers four classes of shares through this Prospectus: Class A, Class B, Class II and Class I shares.


Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

o  Lower annual expenses than Class B or Class II shares.


                                     CLASS B

o  No front-end sales charge; all your money goes to work for you right away.

o  Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within six years of purchase, as described below.

o Automatic conversion to Class A shares approximately eight years after purchase.


                                    CLASS II

o  Front-end sales charge, as described below.


o  Higher annual expenses than Class A shares.


o Deferred sales charge on shares you sell within eighteen months of purchase, as described below.

o  No conversion to Class A.

                                     CLASS I

o Offered exclusively to participants in certain employee retirement plans; through certain "wrap accounts"; through certain trust institutions and bank trust departments; and to certain charitable organizations.

o  No sales charges.

o  Lower annual expenses than Class A, B, or II Shares.


CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                                   Concession to
                                                  Sales Charge        Dealers
--------------------------------------------------------------------------------
                                                 % OF     % OF NET     % OF
                                               OFFERING    AMOUNT    OFFERING
YOUR INVESTMENT                                  PRICE    INVESTED     PRICE
--------------------------------------------------------------------------------

Less than $50,000 ..........................     5.75%      6.10%      5.00%
$50,000 but less than $100,000 .............     4.75%      4.99%      4.00%
$100,000 but less than $250,000 ............     3.75%      3.90%      3.00%
$250,000 but less than $500,000 ............     3.00%      3.09%      2.25%
$500,000 but less than $1,000,000 ..........     2.10%      2.15%      1.35%
$1,000,000 or more .........................     None       None       1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.


CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

        Years after purchase            CDSC on shares being sold
        1st year ..................     5.00%
        2nd year ..................     4.00%
        3rd and 4th year ..........     3.00%
        5th year ..................     2.00%
        6th year ..................     1.00%
        7th year and thereafter ...     None


If you purchased Class B shares of a Fund prior to December 6, 2000, the CDSC schedule applicable at that time will continue to apply rather than the CDSC schedule shown above.


CLASS II. Sales Charges are as follows:


                                                       Concession
                      Sales Charge                     to Dealers
              ----------------------------------------------------
                  % OF        % OF NET                   % OF
                OFFERING       AMOUNT                  OFFERING
                  PRICE       INVESTED                   PRICE
              ----------------------------------------------------
                  1.00%         1.01%                    1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

If there are not enough of these shares available, we will sell shares that have the lowest CDSC. If you acquired your Class B or Class IIshares in connection with the reorganization of a North American Fund into your Fund, the CDSCschedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSCschedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.


FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:


     o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)


     o  participants   in  certain   retirement   plans  that  meet   applicable
        conditions, as described in the Statement of Additional Information

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by SunAmerica Capital Services, Inc.

     o selling brokers and their employees and sales representatives and their families


We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.


We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

     o  within one year of the shareholder's death or becoming disabled

     o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by Sunamerica Capital Services, Inc.

     o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES


Each class of shares (other than Class I) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                         ACCOUNT MAINTENANCE AND
          CLASS               DISTRIBUTION FEE                 SERVICE FEE
            A                       0.10%                         None
            B                       0.75%                         None
           II                       0.75%                         None

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of the average daily net assets for Class I shares, as compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND II)


1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each class of each Fund is as follows:

        o  non-retirement account: $500

        o  retirement account: $250

        o dollar cost averaging: $500 to open; you must invest at least $25 a month

     The minimum subsequent investment for a Fund is as follows:

        o  non-retirement account: $100

        o  retirement account: $25

3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


BUYING SHARES (CLASSES A, B AND II)


OPENING AN ACCOUNT                        ADDING TO AN ACCOUNT


BY CHECK
 ................................................................................

o  Make out a check for the investment    o  Make out a check for the investment
   amount,  payable  to  the  specific       amount payable to the specific Fund
   Fund  or   SunAmerica   Funds.   An       or SunAmerica Funds.  Shares cannot
   account  cannot  be  opened  with a       be  purchased   with  a  SunAmerica
   SunAmerica  Money  Market  Fund  or       Money  Market  Fund  or  SunAmerica
   SunAmerica  Municipal  Money Market       Municipal Money Market Fund check.
   Fund check.

o  Deliver    the   check   and   your    o  Include  the stub  from  your  Fund
   completed Account  Application (and       statement or a note  specifying the
   Supplemental  Account  Application,       Fund name,  your share class,  your
   if  applicable)  to your  broker or       account  number and the  name(s) in
   financial advisor, or mail them to:       which the account is registered.

   SunAmerica Fund Services, Inc.         o  Indicate   the  Fund  and   account
   Mutual Fund Operations, 3rd Floor         number in the memo  section of your
   The SunAmerica Center                     check.
   733 Third Avenue
   New York, New York 10017-3204.         o  Deliver  the check and your stub to
                                             your broker or  financial  advisor,
o  All  purchases   must  be  in  U.S.       or mail them to:
   dollars. Cash will not be accepted.
   A $25.00  fee will be  charged  for       NON-RETIREMENT ACCOUNTS:
   all   checks    returned   due   to       SunAmerica Fund Services, Inc.
   insufficient funds.                       c/o NFDS
                                             P.O. Box 219373
                                             Kansas City, Missouri 64121-9373

                                             RETIREMENT ACCOUNTS:
                                             SunAmerica Fund Services, Inc.
                                             Mutual Fund Operations, 3rd Floor
                                             The SunAmerica Center
                                             733 Third Avenue
                                             New York, New York 10017-3204


BY WIRE
 ................................................................................

o  Deliver your completed  application    o  Instruct  your  bank  to  wire  the
   to your broker or financial advisor       amount of your investment to:
   or  fax  it  to   SunAmerica   Fund
   Services, Inc. at 212-551-5585.           State Street Bank & Trust Company
                                             Boston, MA
o  Obtain  your   account   number  by       ABA #0110-00028
   referring  to your  statement or by       DDA # 99029712
   calling  your  broker or  financial
   advisor    or    Shareholder/Dealer    Specify  the  Fund  name,  your  share
   Services     at     1-800-858-8850,    class,   your  Fund  number,   account
   extension 5125.                        number  and the  name(s)  in which the
                                          account is  registered.  Your bank may
o  Instruct  your  bank  to  wire  the    charge a fee to wire funds.
   amount of your investment to:

   State Street Bank & Trust Company
   Boston, MA
   ABA #0110-00028
   DDA # 99029712

Specify the Fund name,  your choice of
share class,  your new Fund number and
account  number  and  the  name(s)  in
which the account is registered.  Your
bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


SELLING SHARES (CLASSES A, B AND II)


HOW                                       REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
 ................................................................................

o  Accounts of any type.                  o  Call  your   broker  or   financial
                                             advisor to place your order to sell
o  Sales of any amount.                      shares.

BY MAIL
 ................................................................................

o  Accounts of any type.                  o  Write  a  letter   of   instruction
                                             indicating  the  Fund  name,   your
o  Include  all   signatures  and  any       share class,  your account  number,
   additional  documents  that  may be       the name(s) in which the account is
   required (see next page).                 registered  and the dollar value or
                                             number of shares you wish to sell.
o  Mail the materials to:
                                          o  Sales of $100,000  or more  require
   SunAmerica Fund Services, Inc.            the letter of instruction to have a
   Mutual Fund Operations, 3rd Floor         signature guarantee.
   The SunAmerica Center
   733 Third Avenue                       o  A check will  normally be mailed on
   New York, New York 10017-3204             the  next   business   day  to  the
                                             name(s)  and  address  in which the
                                             account is registered, or otherwise
                                             according   to   your   letter   of
                                             instruction.

BY PHONE
 ................................................................................

o  Most accounts.                         o  Call Shareholder/Dealer Services at
                                             1-800-858-8850,    extension   5125
o  Sales of less than $100,000.              between  8:30  a.m.  and 7:00  p.m.
                                             (Eastern  time)  on  most  business
                                             days.  Indicate the Fund name,  the
                                             name of the person  requesting  the
                                             redemption,  your share class, your
                                             account  number,   the  name(s)  in
                                             which the account is registered and
                                             the  dollar   value  or  number  of
                                             shares you wish to sell.

                                          o  A  check  will  be  mailed  to  the
                                             name(s)  and  address  in which the
                                             account  is   registered  or  to  a
                                             different  address  indicated  in a
                                             written  authorization   previously
                                             provided   to  the   Fund   by  the
                                             Shareholder(s) on the account.

BY WIRE
 ................................................................................

o  Request  by mail to sell any amount    o  Proceeds  will normally be wired on
   (accounts of any type).                   the next  business  day.  A $15 fee
                                             will be deducted from your account.
o  Request  by phone to sell less than
   $100,000.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:


     o  your address of record has changed within the past 30 days

     o  you are selling shares worth $100,000 or more

     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o  a broker or securities dealer

     o  a federal savings, cooperative or other type of bank

     o  a savings and loan or other thrift institution

     o  a credit union

     o  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of each Fund are available to you through your employer plan. Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Fund. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Fund, less the cost of all redemptions by such plan from the Fund. SunAmerica Capital Services, Inc. may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contributions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Class I shares of the Funds directly. Rather, Class I shares of a Fund are purchased for you when you elect to allocate your retirement contributions to a Fund that is available as an investment option in your retirement or savings plan. You may be permitted to elect different investment options, alter the amounts contributed to your plan, or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Company or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Class I shares are also available for purchase by or through:

1. Certain broker-dealers, registered investment advisers and other financial institutions that have entered into an agreement with SunAmerica Capital Services, Inc., which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar managed account program under which clients: (i) pay an asset-based fee; and (ii) will have at least $1 million invested in Class I shares.

2.   Trust   institutions  and  bank  trust  departments  that:  (i)  charge  an asset-based fee; and (ii) will have at least $1 million invested in Class I shares.

3. A charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $1 million or more.

SunAmerica Capital Services, Inc. may waive the minimum investment requirement in certain instances due to sales efficiencies and competitive considerations.

An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Fund only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Fund reserves the right to refuse any exchange purchase request.

If you have purchased Class I shares as part of an employee retirement plan, contact your plan administrator or employee benefit office to sell shares. Please refer to your plan materials for distribution information, as retirement plans have different restrictions and requirements. If you are under 59 1/2, tax penalties may apply. The employer, plan sponsor, or administrator is responsible for transmitting redemption orders to the Funds.

If you have purchased Class I shares through a charitable organization or financial intermediary, such as a broker-dealer, registered investment advisor, or other financial institution, contact the organization or intermediary to give redemption instructions. The organization or intermediary is responsible for transmitting redemption orders to the Funds.

TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


BUY AND SELL PRICES. When you buy Class A, B and II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.


Each Fund may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Underlying Fund's shares, and consequently the value of the Funds' shares, may change on days when you will not be able to purchase or redeem your shares.


If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of the Funds for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to December 6, 2000 for another Fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of a Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850 extension 5125, for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. A Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to a Fund or any other fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

     o  Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o  Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Fund periodically for the same class of shares of one or more other fund distributed by SunAmerica Capital Services, Inc. To use:


     o Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.


     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o  Specify the amount(s). Each exchange must be worth at least $50.

     o Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in each Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Fund shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in the Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

     o  after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distribution, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any other fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, B and II shares of the same Fund as a result of the fact that Class Ishares are not subject to any distribution fee.


TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.


Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held a Fund's shares; dividends from other sources are generally taxable as ordinary income.


Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.


The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.


"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.


OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

MORE INFORMATION ABOUT THE FUNDS

                                 FUND INVESTMENT
                                   STRATEGIES

Each Fund has an investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.



----------------------------------------------------------------------------------------------------------------------
                             SUNAMERICA                       SUNAMERICA                        SUNAMERICA
                         AGGRESSIVE GROWTH                  MODERATE GROWTH                 CONSERVATIVE GROWTH
                           LIFESTAGE FUND                   LIFESTAGE FUND                     LIFESTAGE FUND
----------------------------------------------------------------------------------------------------------------------
What is the Fund's          Growth of capital              Growth of capital             Current income
investment goal?                                           and current income            and growth of capital with
                                                                                         reduced volatility
----------------------------------------------------------------------------------------------------------------------
What principal              Fund of funds                  Fund of funds                 Fund of funds
investment strategy does
the Fund use to
implement its investment
goal?
----------------------------------------------------------------------------------------------------------------------
What are the Fund's         Allocation of assets           Allocation of assets          Allocation of assets
principal investment        among a combination of         among a combination of        among a combination of
techniques?                 SunAmerica Mutual Funds        SunAmerica Mutual Funds       SunAmerica Mutual Funds
                            investing in equity and        investing in equity           investing in equity
                            fixed income securities,       and fixed income              and fixed income
                            with an emphasis on            securities                    securities
                            funds investing in equity
                            securities
----------------------------------------------------------------------------------------------------------------------
What are the Underlying     o Equity securities;           o Equity securities;          o Equity securities;
Funds' primary              o Bonds/fixed income           o Bonds/fixed income          o Bonds/fixed income
investments?                  securities;                    securities;                   securities;
                            o Foreign securities           o Foreign securities          o Foreign securities
----------------------------------------------------------------------------------------------------------------------
What other  types of        o Short-term investments;      o Short-term investments;     o Short-term investments;
securities may the          o Defensive instruments;       o Defensive instruments;      o  Defensive instruments;
Underlying Funds            o Options and futures;         o Options and futures;        o Options and futures;
normally invest in as part  o Special situations           o Special situations          o Special situations
of efficient portfolio
management or for return
enhancement purposes?
----------------------------------------------------------------------------------------------------------------------
What risks may affect       o Management risk              o Management risk             o Management risk
the Fund (directly or by    o Stock market volatility      o Stock market volatility     o Bond market volatility
investing in the Underlying o Securities selection         o Securities selection        o Securities selection
Funds)?                     o Foreign exposure             o Foreign exposure            o Foreign exposure
                            o Non-diversification          o Non-diversification         o Non-diversification
                            o Small market capitalization  o Interest rate fluctuations  o Interest rate fluctuations
                            o Technology companies         o Credit quality              o Credit quality
                            o Emerging markets             o Bond market volatility      o Prepayment
                            o Hedging                      o Small market capitalization o Illiquidity
                            o Derivatives                  o Emerging markets            o Hedging
                            o Bond market volatility       o Prepayment                  o Derivatives
                            o Interest rate fluctuations   o Illiquidity                 o Stock market volatility
                            o Credit quality               o Hedging
                                                           o Derivatives
----------------------------------------------------------------------------------------------------------------------

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MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


The two best-known DEBT RATING AGENCIES are Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. "INVESTMENT GRADE" refers to any security rated "BBB" or above, by Standard & Poor's or "Baa" or above by Moody's, or determined to be of comparable quality by the Adviser to the Underlying Fund.



GLOSSARY       INVESTMENT TERMINOLOGY


               A FUND OF FUNDS strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

               "GROWTH OF CAPITAL" is growth of the value of an investment.

               A BALANCED PORTFOLIO is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.

               BONDS AND OTHER FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser to the Underlying Fund). A HIGH YIELD bond (commonly known as "junk bond") is a high risk bond that does not meet the credit quality standards of investment grade securities.


               EQUITY   SECURITIES   include   common  and   preferred   stocks,
               convertible securities, warrants and rights.

               CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


               FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

               SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Funds or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Funds may only invest in U.S. government securities and commercial paper as short-term investment.

               DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. The Underlying Funds will make temporary defensive investments in response to adverse market, economic, political or other conditions. Each Fund may also make temporary defensive investments, but only in securities qualifying for short-term investments. When the Fund or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.


               OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


               The SUNAMERICA MUTUAL FUNDS consist of SunAmerica mutual funds included in the following SunAmerica companies: SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and other SunAmerica mutual fund companies that may be established in the future. In connection with its fund of funds investment strategy, each Fund invests only in SunAmerica Mutual Funds and short-term investments.

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--------------------------------------------------------------------------------

RISK TERMINOLOGY
--------------------------------------------------------------------------------


STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio.

SECURITIES SELECTION: A strategy used by the Funds, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.

NON-DIVERSIFICATION: Each Fund is non-diversified and may take concentrated positions on a small number of investments (e.g., holdings in one or more of the Underlying Funds). As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund were more diversified. The Underlying Funds are generally diversified mutual funds.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.


HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

MANAGEMENT RISK: Each Fund is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time or price that the seller would like.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

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--------------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

               FUND MANAGEMENT


               ADVISER. SunAmerica Asset Management Corp., located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017, was organized in 1982 under the laws of Delaware, and manages, advises and/or administers assets in excess of $28 billion as of June 30, 2001. SunAmerica manages each Fund, supervises the daily business affairs of each Fund and provides various administrative services to each Fund. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, North American Funds Variable Product Series I, North American Funds Variable Product Series II, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust,
               SunAmerica  Style Select  Series,  Inc. and USLIFE  Income Funds,
               Inc.

               For each Fund, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate Fund assets among the Underlying Funds.

               For each Fund the annual rate of the investment advisory fee payable to SunAmerica, as a percentage of average daily net assets, is 0.10%. Prior to November 9, 2001, the SunAmerica
               Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund operated as, respectively, the Aggressive Growth LifeStyle Fund, Moderate Growth LifeStyle Fund and Conservative Growth LifeStyle Fund, each a series of the North American Funds. As of the fiscal year ended October 31, 2000, each Fund paid its adviser at the rate of 0.10% of the Fund's average daily net assets.

               The Funds will be managed by a team of SunAmerica asset allocation professionals.

               DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Funds' 12b-1 plans.


               The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Funds. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


               ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets for Class A, B, II and I shares.


               SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [___] whose report, along with each Fund's financial statements are incorporated by reference in the Fund's Statement of Additional Information (SAI), which is available upon request.


SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND(1)


                              NET                                                                        RATIO
                            REALIZED                                                                     OF NET            EXPENSE
               NET         AND UNRE-         DIVI- DISTRI-                                     RATIO     INVEST-            RATIO
              ASSET         ALIZED   TOTAL   DENDS BUTIONS                                    OF TOTAL    MENT             BEFORE
              VALUE   NET    GAIN/   FROM    FROM   FROM             NET                NET   EXPENSES   INCOME            EXPENSE
             BEGIN- INVEST- (LOSS)  INVEST-   NET    REA-           ASSET              ASSETS    TO        TO      PORT-  REIMBURSE-
              NING,  MENT     ON      MENT  INVEST- LIZED   TOTAL   VALUE,             END OF  AVERAGE   AVERAGE   FOLIO     MENT
YEAR           OF   INCOME/ INVEST-  OPERA-  MENT  CAPITAL DISTRI-  END OF  TOTAL      PERIOD    NET       NET    TURNOVER    BY
ENDED        PERIOD  (LOSS)  MENTS   TIONS  INCOME  GAINS  BUTIONS  PERIOD  RETURN     (000'S) ASSETS    ASSETS     RATE    ADVISOR
-----        ------  ------  -----   -----  ------  -----  -------  ------  ------     --------------    ------     ----    -------
                                                               CLASS A
                                                               ------
10/31/99 ..  $10.00  $0.07  $1.91   $1.98   $(0.06) $  --   $(0.06) $11.92   19.65%    $ 1,929  0.10%      0.63%      9%    0.10%
10/31/00(5)   11.92   1.39   0.53    1.92    (0.98)  (0.15)  (1.13)  12.71   16.27%      4,064  0.12%     10.81%     53%    0.14%
11/01/00 to
4/30/01(6).   12.71   0.52  (2.38)  (1.86)   (0.12)  (1.62)  (1.74)   9.11  (12.49%)(2)  3,720  0.20%(4)  10.65%(4)  52%(2) 0.20%(4)

                                                               CLASS B
                                                               -------
10/31/99 ..  $10.00  $0.06  $1.89   $1.95   $(0.05) $  --   $(0.05) $11.90  19.52%     $ 4,915  0.10%      0.66%      9%    0.10%
10/31/00(5)   11.90   1.46   0.48    1.94    (0.96)  (0.15)  (1.11)  12.73  16.30%      13,450  0.24%     11.51%     53%    0.41%
11/01/00 to
4/30/01(6).   12.73   0.49  (2.38)  (1.89)   (0.10)  (1.62)  (1.72)   9.12  (12.88%)(2) 14,012  0.85%(4)  10.06%(4)  52%(2) 0.85%(4)

                                                              CLASS II
                                                              --------
8/10/00-(3)
10/31/00(5). $13.03  $0.86  $(1.09) $(0.23) $  --   $  --   $  --   $12.80  (1.77%)(2) $   184  0.73%(4)  39.30%(4)  53%(4) 0.89%(4)
11/01/00 to
4/30/01(6)..  12.80   0.50  (2.38)  (1.88)   (0.10)  (1.62)  (1.72)   9.20  (12.71%)(2)    181  0.85%(4)  10.15%(4)  52%(2) 0.85%(4)

                                                               CLASS I
                                                               -------
10/31/99 ..  $10.00  $0.07  $1.90   $1.97   $(0.06) $  --   $(0.06) $11.91  19.71%     $ 1,547  0.10%      0.62%      9%    0.10%
10/31/00(5)   11.91   1.59   0.34    1.93    (0.96) (0.15)   (1.11)  12.73  16.22%       5,004  0.15%     12.62%     53%    0.15%
11/01/00 to
4/30/01(6).   12.73   0.50  (2.35)  (1.85)   (0.13)  (1.62)  (1.75)   9.13  (12.43%)(2)  5,323  0.10%(4)  10.37%(4)  52%(2) 0.10%(4)


----------

 (1) The financial information for the fiscal periods shown reflects the financial information for the Aggressive Growth LifeStyle Fund, a series of the North American Funds, which was reorganized into the Fund on November 9, 2001.
 (2) Not annualized.
 (3) Commencement of operations.
 (4) Annualized.

[(5) Net  investment  income  per share has been  calculated  using the  average month-end share method.]
 (6) Unaudited.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND(1)


                                NET                                                                     RATIO
                              REALIZED                                                                  OF NET            EXPENSE
                 NET         AND UNRE-         DIVI-  DISTRI-                                  RATIO     INVEST-            RATIO
                ASSET         ALIZED   TOTAL   DENDS  BUTIONS                                 OF TOTAL    MENT             BEFORE
                VALUE   NET    GAIN/   FROM    FROM    FROM             NET             NET   EXPENSES   INCOME            EXPENSE
               BEGIN- INVEST- (LOSS)  INVEST-   NET     REA-           ASSET           ASSETS    TO        TO      PORT-  REIMBURSE-
                NING,  MENT     ON      MENT  INVEST-  LIZED   TOTAL   VALUE,          END OF  AVERAGE   AVERAGE   FOLIO     MENT
YEAR             OF   INCOME/ INVEST-  OPERA-  MENT   CAPITAL DISTRI-  END OF  TOTAL   PERIOD    NET       NET    TURNOVER    BY
ENDED          PERIOD  (LOSS)  MENTS   TIONS  INCOME   GAINS  BUTIONS  PERIOD  RETURN  (000'S) ASSETS     ASSETS    RATE    ADVISOR
-----          ------  ------  -----   -----  ------   -----  -------  ------  ------  --------------     ------    ----    -------
                                                               CLASS A
                                                               ------
10/31/99...... $10.00  $0.14   $1.39   $1.53  $(0.13)  $  --  $(0.13) $11.40 15.20%     $ 1,918  0.10%     1.33%    11%     0.10%
10/31/00(5)...  11.40   0.99    0.50    1.49   (0.73)  (0.09)  (0.82)  12.07 13.27%       3,396  0.12%     8.27%    47%     0.12%
11/01/00 to
4/30/01(6)....  12.07   0.50   (1.59)  (1.09)  (0.12)  (1.15)  (1.27)   9.71 (7.13%)(2)   4,208  0.20%(4)  9.86%(4) 47%(2)  0.20%(4)

                                                               CLASS B
                                                               ------
10/31/99...... $10.00  $0.12   $1.41   $1.53  $(0.11)  $  --  $(0.11) $11.42  15.26%   $  5,553  0.10%     1.40%    11%     0.10%
10/31/00(5)...  11.42   1.02    0.47    1.49   (0.74)  (0.09)  (0.83)  12.08  13.22%     11,843  0.23%     8.53%    47%     0.23%
11/01/00 to
4/30/01(6)....  12.08   0.45   (1.55)  (1.10)  (0.10)  (1.15) (1.25)    9.73  (7.37%)(2) 13,586  0.85%(4)  9.01%(4) 47%(2)  0.85%(4)

                                                              CLASS II
                                                               ------
7/12/00-(3)
10/31/00(5)... $12.77  $0.73  $(1.03) $(0.30) $(0.36)  $  --  $(0.36) $12.11  (2.30%)  $    183  0.80%(4) 19.82%    47%     0.80%(4)
11/01/00 to
4/30/01(6)....  12.11   0.45   (1.57)  (1.12)  (0.10)  (1.15)  (1.25)   9.74  (7.53%)(2)    600  0.84%(4)  6.25%(4) 47%(2)  0.84%(4)

                                                               CLASS I
                                                               ------
10/31/99...... $10.00  $0.15   $1.38   $1.53  $(0.14)  $  --  $(0.14) $11.39  15.35%   $1,537   0.10%      1.42%    11%    0.10%
10/31/00(5)...  11.39   1.16    0.32    1.48   (0.72)  (0.09)  (0.81)  12.06  13.10%    5,439   0.15%      9.91%    47%    0.15%
11/01/00 to
4/30/01(6)....  12.06   0.45   (1.52)  (1.07)  (0.13)  (1.15)  (1.28)   9.71 (7.02)%(2) 7,553   0.10%(4)   8.93%(4) 47%(2) 0.10%(4)

----------------
 (1) The financial information for the fiscal periods shown reflects the financial information for the Moderate Growth LifeStyle Fund, a series of the North American Funds, which was reorganized into the Fund on November 9, 2001.
 (2) Not annualized.
 (3) Commencement of operations.
 (4) Annualized.
[(5) Net  investment  income  per share has been  calculated  using the  average month-end share method.]
 (6) Unaudited.

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND(1)


                                NET                                                                      RATIO
                              REALIZED                                                                   OF NET           EXPENSE
                 NET         AND UNRE-         DIVI-   DISTRI-                                  RATIO     INVEST-           RATIO
                ASSET         ALIZED   TOTAL   DENDS   BUTIONS                                 OF TOTAL    MENT            BEFORE
                VALUE   NET    GAIN/   FROM    FROM     FROM             NET             NET   EXPENSES   INCOME           EXPENSE
               BEGIN- INVEST- (LOSS)  INVEST-   NET      REA-           ASSET           ASSETS    TO        TO     PORT-  REIMBURSE-
                NING,  MENT     ON      MENT  INVEST-   LIZED   TOTAL   VALUE,          END OF  AVERAGE   AVERAGE  FOLIO     MENT
YEAR             OF   INCOME/ INVEST-  OPERA-  MENT    CAPITAL DISTRI-  END OF  TOTAL   PERIOD    NET       NET   TURNOVER    BY
ENDED          PERIOD  (LOSS)  MENTS   TIONS  INCOME    GAINS  BUTIONS  PERIOD  RETURN  (000'S) ASSETS    ASSETS    RATE    ADVISOR
-----          ------  ------  -----   -----  ------    -----  -------  ------  ------  ------- ------    ------    ----    -------
                                                               CLASS A
                                                               -------
10/31/99 ...$10.00  $0.21  $1.02   $1.23   $(0.20)   $  --   $(0.20) $11.03   12.30%    $ 1,790  0.10%    2.01%      10%    0.10%
10/31/00(5). 11.03   0.87   0.39    1.26    (0.60)    (0.10)  (0.70)  11.59   11.61%      3,420  0.12%    7.62%      45%    0.12%
11/01/00 to
4/30/01(6).. 11.59   0.43  (1.10)  (0.67)   (0.14)    (0.99)  (1.13)   9.79  (13.89%)(2)  3,364  0.20%(4) 8.54%(4)  54%(2) 0.20%(4)

                                                               CLASS B
                                                               -------
10/31/99 ...$10.00  $0.18  $1.05   $1.23   $(0.17)   $  --   $(0.17) $11.06   12.21%    $ 5,880  0.10%     2.11%     10%    0.10%
10/31/00(5). 11.06   0.81   0.45    1.26    (0.59)    (0.10)  (0.69)  11.63   11.66%     10,354  0.23%     7.15%     45%    0.23%
11/01/00 to
4/30/01(6).. 11.63   0.40  (1.09)  (0.69)   (0.12)    (0.99)  (1.11)   9.83  (4.22)%(2)  10,098  0.85%(4)  7.96%(4)  54%(2) 0.85%(4)

                                                              CLASS II
                                                              --------
7/20/00-(3)
10/31/00(5).$11.95  $0.74 $(0.73) $(0.01)  $(0.27)   $  --   $(0.27) $11.69    0.06%    $   150  0.86%(4) 22.43%(4)  45%    0.86%(4)
11/01/00 to
4/30/01(6).. 11.69   0.28  (1.01)  (0.73)   (0.12)    (0.99)  (1.11)   9.85    4.57%(2)     537  0.85%(4)  5.61%(4)  54%(2) 0.85%(4)

                                                               CLASS I
                                                               -------
10/31/99 ...$10.00  $0.21  $1.02   $1.23   $(0.20)   $  --   $(0.20) $11.03   12.24%     $1,508  0.10%     2.01%     10%    0.10%
10/31/00(5). 11.03   0.91   0.33    1.24    (0.58)    (0.10)  (0.68)  11.59   11.54%      4,484  0.15%     8.15%     45%    0.15%
11/01/00 to
4/30/01(6).. 11.59   0.42  (1.08)  (0.66)   (0.14)    (0.99)  (1.13)   9.80  (3.77%)(2)   5,112  0.10%(4)  8.44%(4)  54%(2) 0.10%(4)

----------------
 (1) The financial information for the fiscal periods shown reflects the financial information for the Conservative Growth LifeStyle Fund, a series of the North American Funds, which was reorganized into the Fund on November 9, 2001.
 (2) Not annualized.
 (3) Commencement of operations.
 (4) Annualized.
[(5) Net investment income per share has been calculated using the average month-end share method.]

 (6) Unaudited

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------






                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected each Fund's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about each Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

     SunAmerica Fund Services, Inc.
     Mutual Fund Operations
     The SunAmerica Center
     733 Third Avenue
     New York, New York 10017-3204
     1-800-858-8850, extension 5660

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.



DISTRIBUTOR: SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT                                               [SUNAMERICA
File No. 811-0169                                             MUTUAL FUNDS LOGO]

DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204
800-858-8850 EXT. 5660

[AIG LOGO]

For more complete information on any of the mutual funds distributed by SunAmerica Capital Services, including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850, ext. 5660. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com

                                                                    [SUNAMERICA
LSPRO-11/01                                                  MUTUAL FUNDS LOGO]

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.


                             TAX MANAGED EQUITY FUND
                        SUNAMERICA BIOTECH/HEALTH 30 FUND
                           SUNAMERICA STOCK INDEX FUND
                      SUNAMERICA SCIENCE & TECHNOLOGY FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 15, 2001


The SunAmerica Center                                    General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                 (800) 858-8850



     SunAmerica Strategic Investment Series, Inc. (the "Corporation") is a mutual fund consisting of seven different investment funds: Tax Managed Equity Fund, SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund. This Statement of Additional Information relates only to four of the investment funds: Tax Managed Equity Fund, SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund (each a "Fund" and collectively, the "Funds). Each Fund has distinct investment objectives and strategies.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds' Prospectus dated August 15, 2001. To obtain a Prospectus free of charge, please call the Corporation at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and 2001 semi-annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Corporation at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

SUBJECT TO COMPLETION:  DATED AUGUST 15, 2001

         Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
THE CORPORATION...............................................................3
INVESTMENT OBJECTIVES AND POLICIES............................................3
INVESTMENT RESTRICTIONS......................................................35
DIRECTORS AND OFFICERS.......................................................37
MANAGER, ADVISERS, PERSONAL SECURITIES TRADING,
  DISTRIBUTOR AND ADMINISTRATOR..............................................41
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................48
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................50
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................60
EXCHANGE PRIVILEGE...........................................................60
DETERMINATION OF NET ASSET VALUE.............................................61
PERFORMANCE DATA.............................................................62
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................68
RETIREMENT PLANS.............................................................72
DESCRIPTION OF SHARES........................................................74
ADDITIONAL INFORMATION.......................................................75
FINANCIAL STATEMENTS.........................................................78
APPENDIX  CORPORATE BOND AND COMMERCIAL PAPER RATINGS.........................1


     No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation, SunAmerica Asset Management Corp., any Adviser or SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                 THE CORPORATION


     The Corporation, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), was organized as a Maryland corporation on December 16, 1998. The Corporation currently consists of seven series: Tax Managed Equity Fund, SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund. Each series is a diversified investment company within the meaning of the 1940 Act, except for the SunAmerica Biotech/Health 30 Fund and the three SunAmerica LifeStage Funds. The Board of Directors of the Corporation approved the creation of the SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund and the three SunAmerica LifeStage Funds at their August 22, 2001 Board Meeting. Each of these new Funds is the survivor of a reorganization with the corresponding series of the North American Funds (referred to as the "Prior Stock Index Fund," the "Prior Science & Technology Fund" and the "Prior Growth LifeStage Funds," respectively). The offering of each of the new Funds' Class A, B, II and I shares commenced on November 9, 2001.

     This Statement of Additional Information relates to four of the series: Tax Managed Equity Fund, SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund (each a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser to each of the Funds. As described in the Prospectus, SunAmerica has retained J.P. Morgan Investment Management, Inc. ("J.P. Morgan") to provide investment advisory services to the Tax Managed Equity Fund, American General Investment Management, L.P. ("AGIM") to provide investment advisory services to the SunAmerica Stock Index Fund, and T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to the SunAmerica Science & Technology Fund. SunAmerica directly manages the assets of the SunAmerica Biotech/Health 30 Fund. The investment adviser to each Fund may also be referred to as that Fund's "Adviser." (SunAmerica may be referred to as a Fund's Adviser when directly managing that Fund's assets.)


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Funds are described in the Funds' Prospectus. Certain types of securities in which the Funds may invest and certain investment practices the Funds may employ, which are described under "More Information about the Funds - Investment Strategies" in the Prospectus, are discussed more fully below. Unless otherwise specified, the Funds may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

     BIOTECHNOLOGY AND HEALTHCARE COMPANIES. The SunAmerica Biotech/Health 30 Fund will primarily invest in biotechnology companies and/or healthcare companies. Many of the industries in which these companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the relevant market. In general, the stocks of large capitalized companies that are well established in the biotechnology market can be expected to grow with the market. The expansion of biotechnology and its related industries, however, also provides a favorable environment for investment in Small-Cap to Mid-Cap companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer.

     Companies in the rapidly changing fields of biotechnology and healthcare face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the SunAmerica Biotech/Health 30 Fund's shares may be susceptible to factors affecting bio-technology and healthcare companies and to greater risk and market fluctuation than in investment in a fund that invests in a broader range of securities not focused on any particular market segment. Biotechnology and healthcare companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.


     SCIENCE AND TECHNOLOGY COMPANIES. The SunAmerica Science & Technology Fund will primarily invest in science and/or technology companies. Many of the industries in which these companies are found have exhibited rapid growth, both through increasing demand for existing products and services and the broadening of the relevant market. In general, the stocks of large capitalized companies that are already well established can be expected to grow with the market. Expansion of the market also provides a favorable environment for investment in small-cap to mid-cap companies, although the securities of smaller and less well established companies tend to be more volatile than those of larger companies. The Science & Technology Fund invests without regard to capitalization.

     Companies in the rapidly changing fields of science and technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of these Funds' shares may be susceptible to factors affecting science and technology companies and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of securities not focused on any particular market segment. Science and technology companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Science and technology companies may also be significantly dependent on outside financing in connection with their product development and marketing programs.


     WARRANTS AND RIGHTS. A Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (for the Tax Managed Equity Fund, generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

     CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. There are no specific quality requirements for convertible debt securities.

     INVESTMENT IN SMALL, UNSEASONED COMPANIES. Each Fund may invest in the securities of small companies. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

     Mid-Cap companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of Mid-Cap companies.


     FOREIGN SECURITIES. The Tax Managed Equity Fund and Stock Index Fund may each invest, under normal market conditions, up to 20% of its total assets in equity securities of foreign companies in the S&P Composite Stock Price Index or (in the case of the Tax Managed Equity Fund) listed on a U.S. stock exchange. The Science & Technology Fund may invest, under normal market conditions, up to 30% of its total assets in foreign securities. The Biotech/Health 30 Fund may also invest in foreign securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.


     Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Corporation's custodian. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Corporation does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

     FIXED INCOME SECURITIES. The Tax Managed Equity Fund and the Biotech/Health 30 Fund may each invest, under normal circumstances, up to 35% of total assets, subject to the percentage and credit quality limitations stated herein, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities. The Stock Index Fund invests, under normal conditions, up to 15% of the total assets in fixed income securities, although it does so primarily with respect to short-term investments to meet liquidity needs. The Science & Technology Fund invests in fixed income securities primarily with respect to short-term investments to meet liquidity needs or that have growth of capital potential similar to the equity securities in which it invests. The Science & Technology Fund is not subject to a percentage of assets limit on its fixed income investments. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.


     The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.


     The Funds generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Ca" or lower for Moody's Investors Service, Inc. ("Moody's)) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is downgraded below the lowest rating category deemed by the Adviser to be acceptable for a Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

     RISKS OF INVESTING IN LOWER RATED BONDS. As described above, debt securities in which a Fund may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds")). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by a Fund.


     Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

     The SunAmerica Biotech/Health 30 Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

     U.S. GOVERNMENT SECURITIES. A Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

     A Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

     A Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     The Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments  tend to increase  during  periods of falling  interest  rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA CERTIFICATES.  GNMA Certificates are  mortgage-backed  securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

     FHLMC CERTIFICATES. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

     FNMA CERTIFICATES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

     Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

     The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

     Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.


     Another type of mortgage-backed security in which the Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.


     Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay"

CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.


     A Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some or none of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to the Fund's limitation on investments in illiquid securities.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions as set forth below under "Investment
Restrictions," because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the

Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.


     ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

     Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. Therefore, there is the possibility that the issuer of the asset-backed security may be unable to meet its payments, in whole or in part, to the holders of the asset-backed securities, including the Corporation. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


     ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which the Funds may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Fund securities under disadvantageous circumstances to satisfy a Fund's distribution obligations.

     LOAN PARTICIPATIONS. The Funds may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.


     SHORT-TERM DEBT SECURITIES AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to its primary investments, the Tax Managed Equity Fund [and SunAmerica Stock Index Fund] may each invest up to 35% of its total assets, and the SunAmerica Biotech/Health 30 Fund invests up to 10% of its total assets in U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in the Fund during periods when an Adviser is unable to locate favorable investment opportunities. The SunAmerica Science & Technology Fund is not subject to a percentage of assets limitation on its short-term investments for these purposes, and in connection with these investments, may invest up to 25% of its total assets in the Reserve Investment Fund and Government Reserve Investment Fund, money market funds that are available only to T. Rowe Price mutual funds and other T. Rowe Price clients. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments that, for the SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund, are rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). When the Tax Managed Equity Fund invests in any commercial paper, bank obligations or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Tax Managed Equity Fund invests in any other short-term debt securities except corporate debt obligations, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion. A description of securities ratings is contained in the Appendix to this Statement of Additional Information. The types of short-term and temporary defensive investments in which the Funds may invest are described below:


     U.S. GOVERNMENT SECURITIES: See the section entitled "U.S. Government Securities" above.

     MONEY MARKET SECURITIES: Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.


     COMMERCIAL BANK AND SAVINGS ASSOCIATION OBLIGATIONS: Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with, for the SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund, total assets in excess of $1 billion, based on the latest published reports. The SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may also invest in certificates of deposit issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The
     SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may also invest in obligations issued by mutual savings banks, savings and loan associations or U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by a Fund is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The SunAmerica Biotech/Health 30 Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks. The Tax Managed Equity Fund may invest in bankers' acceptances from (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Tax Managed Equity Fund will not invest in obligations for which J.P. Morgan, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER: Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. The SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Fund. See the Appendix for a description of the ratings.

     The SunAmerica Biotech/Health 30 Fund will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The Tax Managed Equity Fund will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.4 billion or more). The commercial paper in which the Funds may invest include variable amount master demand notes and variable amount floating rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Tax Managed Equity Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Fund may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.


     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Board of Directors. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a

Fund will require additional collateral. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor a Fund's use of repurchase agreements. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     DIVERSIFICATION. The SunAmerica Biotech/Health 30 Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

     Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the Fund's performance or subject the Fund to greater price volatility than that experienced by diversified investment companies. The Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     In the unlikely event application of the Fund's strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.


     DERIVATIVE STRATEGIES. A Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. exchanges and over-the-counter markets. The Tax Managed Equity Fund and Science & Technology Fund may write calls for hedging and risk management purposes and to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing such a covered call, up to 25% of each of the SunAmerica Biotech/Health 30 Fund's and SunAmerica Stock Index Fund's total assets and up to 100% of each of the Tax Managed Equity Fund's and Science & Technology Fund's total assets may be subject to calls. All such calls written by the Funds must be "covered" while the call is outstanding (i.e., the SunAmerica Biotech/Health 30 Fund and SunAmerica Stock Index Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements; the Taxed Managed Equity Fund and SunAmerica Science & Technology Fund must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

     The Funds may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Funds write only covered put options, which means that so long as the SunAmerica Biotech/Health 30 Fund or SunAmerica Stock Index Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities; the Tax Managed Equity Fund or SunAmerica Science & Technology Fund must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable.

     HEDGING STRATEGIES. For hedging purposes, each Fund may use interest rate futures contracts, Eurodollar futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); and call and put options on equity and debt securities, Futures, stock and bond indices. All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. Because the markets for these instruments are relatively new and still developing, the ability of the Fund to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect the Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; or (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities.

     If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


     A Fund's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund, to permit the Fund to retain unrealized gains in the value of Fund securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, the Fund could: (i) purchase Futures, or
(ii) purchase calls on such Futures or on securities. Additional information about the derivatives the Fund may use is provided below.

     OPTIONS
     -------

     OPTIONS ON SECURITIES. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

     When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment that the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Funds will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities; the Tax Managed Equity Fund will deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.


     OPTIONS ON SECURITIES INDICES. As noted above under "Hedging Strategies", the Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.


     FUTURES AND OPTIONS ON FUTURES
     ------------------------------

     FUTURES. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Corporation's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's Fund. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its Fund securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities Fund that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     OPTIONS ON FUTURES. As noted above, the Fund may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and forward contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Fund. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its Options on Futures positions, the Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

     The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities the Fund intends to purchase may be less expensive.

     ADDITIONAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
     ------------------------------------------------------

     The Corporation's custodian, or a securities depository acting for the custodian, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will result in the sale of related investments, increasing Fund turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, the Fund may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, legally permissible and adequately disclosed.

     REGULATORY ASPECTS OF DERIVATIVES
     ---------------------------------

     The Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its Fund, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     POSSIBLE RISK FACTORS IN HEDGING
     --------------------------------

     Participation in the options or Futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If the Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

     ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Fund's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each Fund will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

     SHORT SALES. The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

        The Funds may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. The Funds may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. The SunAmerica
Science & Technology Fund is not subject to this percentage of assets limitation.

     BORROWING AND LEVERAGE. As a matter of fundamental policy the Fund is authorized to borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, the Fund may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund's assets would be reduced due to the added expense of interest on borrowed monies. The Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which the Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

     In seeking to enhance investment performance, the Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

     LOANS OF FUND SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend Fund securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its Fund securities, the Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

     DOLLAR ROLLS. The Funds may enter into "dollar rolls" in which a Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported Fund turnover rate to be higher than that reflecting typical Fund management activities.

     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of Fund securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of Funds from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Funds' investments are traded, the Fund may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the Fund and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Fund expects to achieve an acceptable degree of correlation between its Fund investments and interest-rate positions. The Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. All of these investments may be deemed to be illiquid for purposes of the Fund's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.


     A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

     HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund. Accordingly, the Funds will limit their investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with the custodian, consisting of cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, the Fund will either segregate the securities sold or liquidate assets of a comparable value.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund will enter into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


     REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each Fund (other than the SunAmerica Stock Index and Science & Technology Funds) may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to haevy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to maintain their exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

     FUNDS AND TRACKING AN INDEX. An index fund, such as the Stock Index Fund, generally tries to mirror a target index and its performance. The factors that cause an index fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an index fund can track its index. The coefficient of correlation is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of + 1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

     Tracking accuracy is reviewed periodically by the Adviser for the Stock Index Fund. If the Fund does not accurately track its index, the Adviser may rebalance the Fund's portfolio by selecting securities, utilizing the statistical sampling process described below, that will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

     The index may remove one stock and substitute another, requiring the index fund to do the same. When a stock is sold and the new stock purchased, the index fund incurs transaction costs. The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index. An index fund may not buy every single stock in its index or in the same proportions as the index. The Adviser may rely on a statistical selection technique, referred to as "optimization," to figure out, of the stocks tracked by the Fund's index, how many and which ones to buy. Statistical sampling offers an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole. Because American International Group, Inc. ("AIG"), the indirect parent company of the Stock Index Fund's Adviser, is included in the S&P 500 Index, the Fund may, pursuant to the Stock Index Fund's index tracking strategy, invest in securities issued by AIG.

     Stocks are bought and sold in response to cash flows into and out of the index fund and when they are added to or dropped from the index. This generally helps to keep index fund brokerage fees and other transaction costs lower than other funds.


     FUTURE DEVELOPMENTS. The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

     Under the following fundamental restrictions a Fund may not:


     1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"). (This restriction does not apply to the Biotech/Health 30 Fund.)

     2. Invest more than 25% of the Fund's assets in the securities of issuers engaged in the same industry, excluding U.S. government securities.

     3. Borrow money, except that (i) each Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Fund (other than the Stock Index Fund and the Science & Technology Fund) may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Fund's engaging in reverse repurchase agreements and similar investment strategies (and the pledge, mortgage or hypothecation of Fund assets in connection therewith) as described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


     4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities.

     5. Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

     6. Engage in underwriting of securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Fund.

     7.   Make loans to others  except for (a) the purchase of debt  securities;
          (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

     8. Issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, reverse repurchase agreements, lend its portfolio securities and borrow money as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


     The SunAmerica Biotech/Health 30 Fund primarily invests in biotechnology companies and/or healthcare companies, and the SunAmerica Science & Technology Fund primarily invests in science and/or technology companies. Biotechnology, healthcare, science and technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the SEC.


     The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Fund may not:

     1. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

     2. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward
          contracts,   options,   futures   contracts  and  options  on  futures
          contracts. In addition, each Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     3. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.


     4. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Science & Technology Fund may invest up to 25% of its total assets in the Reserve Investment Fund and Government Reserve Investment Fund, money market funds that are available only to T. Rowe Price mutual funds and other T. Rowe price clients.



                             DIRECTORS AND OFFICERS


      The following table lists the Directors and executive officers of the Corporation, their ages and principal occupations during the past five years. The business address of each Director and executive officer is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc. and the Corporation. An asterisk indicates those Directors who are interested persons of the Corporation within the meaning of the 1940 Act.



--------------------------------------------------------------------------------
                            Position                Principal Occupations
Name, Age and Address       with the Corporation    During Past 5 Years
---------------------       --------------------    -------------------
--------------------------------------------------------------------------------

S. James Coppersmith, 67    Director                Retired; formerly, President
                                                    and     General     Manager,
                                                    WCVB-TV,  a division  of the
                                                    Hearst Corporation,   (1982-
                                                    1994);  Director/Trustee  of
                                                    SAMF and Anchor Series Trust
                                                    ("AST").
--------------------------------------------------------------------------------

Dr. Judith L. Craven, 55    Director                Retired       Administrator;
                                                    formerly,  President, United
                                                    Way of the Texas  Gulf Coast
                                                    (1992-1998),       Director,
                                                    Houston   Branch,    Federal
                                                    Reserve   Bank   of   Dallas
                                                    (1992-1999), Compaq Computer
                                                    Corporation  (1998-Present),
                                                    Luby's Inc.  (1989-Present),
                                                    A.H.    Belo     Corporation
                                                    (journalism,  TV and  radio)
                                                    (1993-Present),        SYSCO
                                                    Corporation  (marketing  and
                                                    distribution     of    food)
                                                    (1996-Present),        Board
                                                    Member,  Sisters  of Charity
                                                    of   the   Incarnate    Word
                                                    (1996-1999);
                                                    Director/Trustee  of  SASFR,
                                                    SAMF,  NAFV  I,  NAFV II and
                                                    USLIFE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Position                Principal Occupations
Name, Age and Address       with the Corporation    During Past 5 Years
---------------------       --------------------    -------------------
--------------------------------------------------------------------------------

William F. Devin, 63       Director                 Member   of  the   Board  of
                                                    Governors   of  the   Boston
                                                    Stock   Exchange;    retired
                                                    Executive  Vice President of
                                                    Fidelity Capital Markets,  a
                                                    division     of     National
                                                    Financial           Services
                                                    Corporation    in    Boston;
                                                    Director/Trustee   of  SAMF;
                                                    SunAmerica  Senior  Floating
                                                    Rate Fund,  Inc.  ("SASFR");
                                                    North     American     Funds
                                                    Variable  Product  Series  I
                                                    ("NAFV I");  North  American
                                                    Funds    Variable    Product
                                                    Series II ("NAFV  II").
--------------------------------------------------------------------------------
Samuel M. Eisenstat, 60    Chairman of the Board    Attorney, solo practitioner;
                                                    Chairman  of  the  Board  of
                                                    Directors/Trustees  of  SAMF
                                                    and AST.

--------------------------------------------------------------------------------
Stephen J.  Gutman,  57    Director                 Partner and Managing  Member
                                                    of   B.B.   Associates   LLC
                                                    (menswear  specialty retail-
                                                    ing  and  other  activities)
                                                    since June  1988;  Director/
                                                    Trustee of SAMF and AST.
--------------------------------------------------------------------------------
Peter A. Harbeck,  *47     Director and President   Director   and    President,
                                                    SunAmerica,   since   August
                                                    1995;  Director,  AIG  Asset
                                                    Management    International,
                                                    Inc.     ("AIGAMI")    since
                                                    February   2000;    Managing
                                                    Director,     John    McStay
                                                    Investment   Counsel,   L.P.
                                                    ("JMIC")  since  June  1999;
                                                    Director,   the  Distributor
                                                    since August 1993;  Director
                                                    and  President,   SunAmerica
                                                    Fund Services, Inc. ("SAFS")
                                                    since May  1988;  President,
                                                    SAMF and AST; Executive Vice
                                                    President      and     Chief
                                                    Operating    Officer,    the
                                                    Adviser,  from  May  1988 to
                                                    August 1995;  Executive Vice
                                                    President,  the Distributor,
                                                    from November 1991 to August
                                                    1995.
--------------------------------------------------------------------------------
Sebastiano Sterpa, 71      Director                 Founder and  Chairman of the
                                                    Board  of the  Sterpa  Group
                                                    (real  estate)  since  1962;
                                                    Director,     Real    Estate
                                                    Business     Service     and
                                                    Countrywide       Financial;
                                                    Director/Trustee of SAMF.
--------------------------------------------------------------------------------
J. Steven Neamtz, 42       Vice President           Executive  Vice President of
                                                    SunAmerica since April 1996;
                                                    Director and Chairman of the
                                                    Board,     AIGAMI,     since
                                                    February     2000;      Vice
                                                    President,    SAMF,    since
                                                    November 1999;  Director and
                                                    President,  the Distributor,
                                                    since April 1996;  formerly,
                                                    Executive  Vice   President,
                                                    New England Funds, L.P. from
                                                    July 1990 to April 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peter C. Sutton, 36        Treasurer                Senior    Vice    President,
                                                    SunAmerica,    since   April
                                                    1997; Vice President, AIGAMI
                                                    since     February     2000;
                                                    Treasurer and  Controller of
                                                    Seasons     Series     Trust
                                                    ("Seasons"),      SunAmerica
                                                    Series  Trust  ("SAST")  and
                                                    Anchor  Pathway Fund ("APF")
                                                    since     February     2000;
                                                    Treasurer  of  SAMF  and AST
                                                    since  February  1996;  Vice
                                                    President  of  SAST  and APF
                                                    since    1994;     formerly,
                                                    Assistant  Treasurer of SAST
                                                    and   APF   from   1994   to
                                                    February     2000;      Vice
                                                    President,   Seasons,  since
                                                    April 1997;  formerly,  Vice
                                                    President,  SunAmerica, from
                                                    1994  to  1997;  Controller,
                                                    SAMF  and  AST,  from  March
                                                    1993   to   February   1996;
                                                    Assistant  Controller,  SAMF
                                                    and AST, from 1990 to 1993.
--------------------------------------------------------------------------------

Robert M. Zakem, 43        Secretary and Chief      Senior  Vice  President  and
                           Compliance Officer       General Counsel, SunAmerica,
                                                    since   April   1993;   Vice
                                                    President,  General  Counsel
                                                    and   Assistant   Secretary,
                                                    AIGAMI since  February 2000;
                                                    Executive  Vice   President,
                                                    General      Counsel     and
                                                    Director,  the  Distributor,
                                                    since  August   1993;   Vice
                                                    President,  General  Counsel
                                                    and   Assistant   Secretary,
                                                    SAFS,  since  January  1994;
                                                    Vice  President,  SAST,  APF
                                                    and    Seasons;    Assistant
                                                    Secretary,   SAST  and  APF,
                                                    since     September    1993;
                                                    Assistant         Secretary,
                                                    Seasons,  since  April 1997;
                                                    formerly, Vice President and
                                                    Associate  General  Counsel,
                                                    SunAmerica,  from March 1992
                                                    to April 1993.
--------------------------------------------------------------------------------


     The  Directors  of  the   Corporation   are  responsible  for  the  overall
supervision of the operation of the Corporation and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's Articles of Incorporation. Directors and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by the SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.


     The Corporation pays each Director who is not an interested person of the Corporation or SunAmerica, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Corporation's net assets) of $40,000 in annual compensation for acting as director or trustee to SAMF. In addition, each Disinterested Director receives $20,000 in annual compensation for acting as trustee to AST. Beginning January 1, 2001, each disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the

Boards of the retail funds in the SunAmerica Mutual Funds. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or any of the Funds.


     In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of SAMF and/or AST, a pro rata portion of which, based on relative net assets, is borne by the Corporation. The Corporation also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Directors (and Trustees) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF or AST (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


     As of November 1, 2001, the Directors and officers of the Corporation owned in the aggregate, less than [1%] of each Class of the Corporation's total outstanding shares.

     As of November 1, 2001, no shareholder held, of record or beneficially, more than 5% of any Class of Tax Managed Equity Fund.

     As of November 1, 2001, Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville FL 32246-6486 owned of record [6%] of the Class B shares of SunAmerica Biotech/Health 30 Fund.

     The SunAmerica Stock Index Fund and SunAmerica Science and Technology Fund commenced operations on November 9, 2001. Immediately prior to commencement, SAAMCo was the sole initial shareholder of each Fund.

     The following table sets forth information summarizing the compensation that the Corporation paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2000, except as set forth below. Neither the Directors who are interested persons of the Corporation nor any officers of the Corporation receive any compensation.


                               COMPENSATION TABLE


------------------------ -------------------- ---------------------- ------------------ ----------------------
                                              Pension or             Estimated          Total Compensation
                         Aggregate            Retirement Benefits    Annual Benefits    from Corporation and
                         Compensation from    Accrued as Part of     Upon               Fund Complex Paid to
Directors                Corporation          Corporation Expenses   Retirement*        Directors**
S. James Coppersmith     $764                 $48,315                $29,670            $67,500
Samuel M. Eisenstat      $803                 $41,033                $46,083            $71,500
Stephen J. Gutman***     $764                 $42,230                $60,912            $67,500
Sebastiano Sterpa****    $797                 $10,579                $7,900             $45,833
Judith L. Craven*****    N/A                  N/A                    N/A                N/A
William F. Devin*****    N/A                  N/A                    N/A                N/A
------------------------ -------------------- ---------------------- ------------------ ----------------------

*     Assuming participant elects to receive benefits in 15 yearly installments.

** Information is as of March 31, 2001 for the five investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.

*** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, [$300] of which is payable by SunAmerica Strategic Investment Series, Inc.

****  Mr. Sterpa is not a trustee of AST.

***** Dr. Craven and Mr. Devin were elected to the Board effective as of November 9, 2001.

                 MANAGER, ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

     SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to the Funds pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Corporation, on behalf of the Funds. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of AIG.


     AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. As of June 30, 2001, SunAmerica managed, advised and/or administered more than [$28] billion of assets.


     Under the Management Agreement, SunAmerica selects and manages the investment of each Fund, provides various administrative services and supervises the Corporation's daily business affairs, subject to general review by the Directors.


     In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Advisers, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Management Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

     Except to the extent otherwise specified in the Management Agreement, each Fund pays, or causes to be paid, all other expenses of the Corporation and including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of a Fund and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Corporation that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation.

     For the fiscal year ended October 31, 2000, from the date of inception of June 14, 2000, SunAmerica Biotech/Health 30 Fund paid SunAmerica advisory fees in the amount of 0.75% of the Fund's average daily net assets. The Tax Managed Equity Fund paid SunAmerica advisory fees in the amount of 0.85% of the Fund's average daily net assets. The SunAmerica Stock Index Fund pays SunAmerica advisory fees in the amount of 0.27% of the Fund's average daily net assets. The SunAmerica Science & Technology Fund pays SunAmerica advisory fees in the amount of 0.90% of the Fund's average daily net assets. SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.55% of the assets of Class A shares and 2.20% of the assets of Class B and Class II shares for the SunAmerica Biotech/Health 30 Fund; 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class II shares for the Tax Managed Equity Fund; 0.75% of the assets of Class A shares, 1.40% of the assets of Class B and Class II shares and 0.65% of the assets of Class I shares of the SunAmerica Stock Index Fund; and 1.50% of the assets of Class A shares, 2.15% of the assets of Class B and Class II shares and 1.40% of the assets of Class I shares of the

SunAmerica Science & Technology Fund. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

     For the fiscal year ended October 31, 2000, Biotech/Health 30 Fund paid SunAmerica $136,263 for advisory services and Tax Managed Equity Fund paid
SunAmerica $1,025,210 for advisory services. For the fiscal year ended October 31, 2000, the Prior Stock Index Fund paid $76,517 for advisory services. For the fiscal year ended October 31, 2000, from the date of inception of March 1, 2000, the Prior Science & Technology Fund paid $84,190 for advisory services. For the fiscal year ended October 31, 1999, from the date of inception of March 1, 1999, Tax Managed Equity Fund paid SunAmerica $257,412 for advisory services. For the fiscal year ended October 31, 1999, the Prior Stock Index fund paid $29,869 for advisory services.


     The following table sets forth the fee waivers and expense reimbursements made to the Funds by SunAmerica for the fiscal years ended October 31, 2000 and 1999.

FEE WAIVERS AND EXPENSE REIMBURSEMENTS

--------------------------------------------------------------------------------
FUND                               2000                        1999
--------------------------------------------------------------------------------
                       CLASS A   CLASS B  CLASS II CLASS A     CLASS B  CLASS II
--------------------------------------------------------------------------------
SunAmerica Biotech/
Health 30 Fund         $54,804   $36,457  $35,308      --       --       --
--------------------------------------------------------------------------------
Tax Managed
Equity Fund            $83,814   $91,016  $97,114   $131,349  $75,489  $75,381
--------------------------------------------------------------------------------



     For the fiscal years ended October 31, 2000 and 1999, fee waivers and expense reimbursements applicable to the Prior Stock Index Fund were $154,890 and $57,204, respectively. For the fiscal year ended October 31, 2000, from the date of inception of March 1, 2000, fee waivers and expense reimbursements applicable to the Prior Science & Technology Fund were $115,911.


     The Management Agreement continues in effect with respect to each Fund, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of a Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to a Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of the Management Agreement, SunAmerica is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     THE ADVISERS. J.P. Morgan acts as Adviser to the Tax Managed Equity Fund, AGIM acts as Adviser to the SunAmerica Stock Index Fund and T. Rowe Price acts as Adviser to the SunAmerica Science & Technology Fund, each pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreements"). SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to a Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

     Each Adviser performs its advisory operations independently of SunAmerica (although AGIM is an affiliate of SunAmerica) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays each Adviser's fees. J.P. Morgan is a wholly owned subsidiary of J.P Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. AGIM is an indirect wholly owned subsidiary of American General Corporation, a corporation organized under the laws of Texas and a subsidiary of American International Group, Inc. ("AIG"). T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a corporation organized under the laws of [Delaware] and the holding company for the T. Rowe Price affiliated companies.

     For the fiscal year ended October 31, 2000 SunAmerica paid fees to J.P. Morgan equal to 0.45%, as a percentage of the average daily net assets of the Tax Managed Equity Fund. For the fiscal year ended October 31, 2000, SunAmerica paid J.P. Morgan subadvisory fees in the amount of $534,906. J.P. Morgan waived $7,852 of subadvisory fees. For the fiscal year ended October 31, 1999, from the date of inception of March 1, 1999, SunAmerica paid J.P. Morgan subadvisory fees in the amount of $121,105. J.P. Morgan waived $15,142 of subadvisory fees. No such fees were paid during these periods to the other Advisers, as the Funds as to which each serves as Adviser had not yet commenced operations. SunAmerica pays AGIM [ ]% of the average daily net assets of the SunAmerica Stock Index Fund and pays T. Rowe Price [ ]% of the average daily net assets of the SunAmerica Science & Technology Fund.

     For the fiscal year ended October 31, 2000 and 1999, subadvisory fees paid in connection with the Prior Stock Index Fund were $2,047 and $1,601, respectively. For the fiscal year ended October 31, 2000, from date of inception of March 1, 2000 to July 7, 2000, subadvisory fees paid in connection with the Prior Science & Technology Fund were $55,886.

     Each Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of each Subadvisory Agreement, each Adviser is not liable to the Corporation or any shareholder of the Corporation, for any act or omission by it or for any losses sustained by the Corporation or any shareholder of the Corporation, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     PERSONAL SECURITIES TRADING. The Corporation and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Corporation or SunAmerica during the quarter.

     Each Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, each Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the applicable Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica.

     THE DISTRIBUTOR. The Corporation, on behalf of each class of each Fund (other than Class I), has entered into a distribution agreement (the "Distribution Agreement") with SunAmerica Capital Services, Inc., a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of a Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The
Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see "Distribution Plans" below).

     The Distribution Agreement with respect to the Fund will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.


     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc. and Pembrook Securities, Inc., certain affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor. The Corporation on behalf of Class I shares of each applicable Fund has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholder services to Class I shareholders pursuant to the Class I Services Agreement, as compensation for services rendered. SACS receives a fee from the Corporation of 0.25% of the average daily net assets of each Fund's Class I shares.

     DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Corporation have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act to permit the Funds directly or indirectly to pay expenses associated with the distribution of its shares. There is no Distribution Plan in effect for Class I shares.


     The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of a Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

     The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

     The distribution and account maintenance and service fees the Distributor received from the Tax Managed Equity Fund for the fiscal year ended October 31, 2000 and 1999, from the date of inception of March 1, 1999, are: $127,847 and $42,765 for Class A; $407,103 and $90,071 for Class B; and $433,750 and $90,581
for Class II Shares.

     The distribution and account maintenance and service fees the Distributor received from the SunAmerica Biotech/Health 30 Fund for the fiscal year ended October 31, 2000, from the date of inception of June 14, 2000, are $38,939 for Class A; $37,983 for Class B; and $32,446 for Class II shares.


     The distribution and account maintenance and service paid in connection with the Prior Stock Index Fund for the fiscal year ended October 31, 2000 were as follows: $20,596 for Class A; $210,484 for Class B; and $549 for Class C.

     The distribution and account maintenance and service fees paid in connection with the Prior Science & Technology Fund for the fiscal year ended October 31, 2000, from date of inception of March 1, 2000, were as follows:
$6,270 for Class A; $68,010 for Class B; and $1,345 for Class C.


     Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

     It is possible that in any given year the amount paid to the Distributor under any of the Distributions Plans will exceed the Distributor's distribution costs as described above.

     THE ADMINISTRATOR. The Corporation has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     The Service Agreement will remain in effect for two years from the date of approval with respect to the Fund and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Corporation, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, B, II and I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer
Agent")   (other  than   out-of-pocket   charges  that  would  be  paid  by  the
Corporation). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each respective Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of the Adviser.


     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Corporation and may not be used in connection with the Corporation. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

     The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     The following table sets forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended October 31, 2000 and 1999.

                              BROKERAGE COMMISSIONS

                                      2000

--------------------------------- ------------------ ---------------------- --------------------- ----------------------
                                                                                                      PERCENTAGE OF
                                                                                                        AMOUNT OF
                                                                                                      TRANSACTIONS
                                                                               PERCENTAGE OF      INVOLVING PAYMENT OF
                                      AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                      BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
              FUND                   COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
--------------------------------- ------------------ ---------------------- --------------------- ----------------------
SunAmerica Biotech/                    $25,254                $0                     $0                    $0
--------------------------------- ------------------ ---------------------- --------------------- ----------------------

--------------------------------- ------------------ ---------------------- --------------------- ----------------------
                                                                                                      PERCENTAGE OF
                                                                                                        AMOUNT OF
                                                                                                      TRANSACTIONS
                                                                               PERCENTAGE OF      INVOLVING PAYMENT OF
                                      AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                      BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
              FUND                   COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
--------------------------------- ------------------ ---------------------- --------------------- ----------------------
Health 30 Fund
--------------------------------- ------------------ ---------------------- --------------------- ----------------------
Tax Managed Equity Fund                $33,487                $0                     $0                    $0
--------------------------------- ------------------ ---------------------- --------------------- ----------------------


                                                        1999


--------------------------------- ------------------ --------------------- --------------------- -----------------------
Tax Managed Equity                      $13,100               $0                    $0                     $0
Fund*
--------------------------------- ------------------ --------------------- --------------------- -----------------------


o    From date of inception of March 1, 1999.


     Aggregate brokerage commissions paid by the Prior Stock Index Fund for the fiscal years ended October 31, 2000 and 1999 were $________ and $________, respectively (of which $________ and $________, respectively, were paid to affiliated broker-dealers). For the same periods, the percentage of commissions that were paid to affiliated broker-dealers were _____% and _____%, respectively, and the percentage of total transactions that involved the payment of commissions to affiliated broker-dealers were _____% and _____%, respectively.

     Aggregate brokerage commissions paid by the Prior Science & Technology Fund for the fiscal year ended October 31, 2000, from date of inception of March 1, 2000, were $________ and $________, respectively (of which $________ and
$________, respectively, were paid to affiliated broker-dealers). For the same period, the percentage of commissions that were paid to affiliated broker-dealers were _____% and _____%, respectively, and the percentage of total transactions that involved the payment of commissions to affiliated broker-dealers were _____% and _____%, respectively.



              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

     Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.


     Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class I shares are not subject to any sales charges. Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their resignation. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.

     With respect to the Tax Managed Equity Fund and the SunAmerica Biotech/Health 30 Fund, the following table sets forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, as received in each case by the Distributor for the fiscal years ended October 31, 2000 and 1999.


                                      2000


----------------------------------------------------------------------------------------------------------------------
FUND                          FRONT-END
                                SALES     AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES   CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
                               SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS II SHARES*
----------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund        $668,191        $358,172           $202,104          $74,787              $34,089
----------------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/Health      $933,122        $170,781           $645,008           $4,640               $2,709
30 Fund*
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            FRONT-END      AMOUNT REALLOWED    AMOUNT REALLOWED
                              SALES          TO AFFILIATED    TO NON-AFFILIATED
                           CONCESSIONS-     BROKER-DEALERS      BROKER-DEALERS
FUND                     CLASS II SHARES*   CLASS II SHARES     CLASS II SHARES
--------------------------------------------------------------------------------
Tax Managed Equity Fund      $317,901            $192,508         $125,393
--------------------------------------------------------------------------------
SunAmerica Biotech/          $166,583             $57,128         $109,455
Health 30 Fund*
--------------------------------------------------------------------------------

*    From date of inception of June 14, 2000.

                                      1999

-----------------------------------------------------------------------------------------------------------------------
                               FRONT-END    AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT          CONTINGENT
                                 SALES       TO AFFILIATED   TO NON-AFFILIATED    DEFERRED SALES         DEFERRED
                             CONCESSIONS-    BROKER-DEALERS    BROKER-DEALERS         CHARGE-         SALES CHARGE-
         PORTFOLIO          CLASS A SHARES   CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS II SHARES
-----------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund*        $854,755         $509,061          $232,251           $10,344             $2,111
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             FRONT-END      AMOUNT REALLOWED   AMOUNT REALLOWED
                               SALES         TO AFFILIATED    TO NON-AFFILIATED
                            CONCESSIONS-     BROKER-DEALERS     BROKER-DEALERS
PORTFOLIO                 CLASS II SHARES*  CLASS II SHARES    CLASS II SHARES
--------------------------------------------------------------------------------
Tax Managed Equity Fund*      $296,559         $151,987          $144,572
--------------------------------------------------------------------------------


o    From date of inception of March 1, 1999.

     With respect to the Prior Stock Index Fund and Prior Science & Technology Fund, the following table sets forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Fund (Class C shares are now designated as Class II shares), as received in each case by the distributors of the Prior Stock Index Fund and Prior Science & Technology Fund for the fiscal years ended October 31, 2000 and 1999.

                                      2000

----------------------------------------------------------------------------------------------------------------------
FUND                          FRONT-END
                                SALES     AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES    CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
                               SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------
SunAmerica Stock Index Fund   $             $                 $                 $                   $
----------------------------------------------------------------------------------------------------------------------
SunAmerica Science &          $             $                 $                 $                   $
Technology Fund *
----------------------------------------------------------------------------------------------------------------------

*    From date of inception of March 1, 2000.

                                      1999

-----------------------------------------------------------------------------------------------------------------------
                               FRONT-END    AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT          CONTINGENT
                                 SALES       TO AFFILIATED   TO NON-AFFILIATED    DEFERRED SALES         DEFERRED
                             CONCESSIONS-    BROKER-DEALERS    BROKER-DEALERS         CHARGE-         SALES CHARGE-
         PORTFOLIO          CLASS A SHARES   CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS C SHARES**
-----------------------------------------------------------------------------------------------------------------------
SunAmerica Stock Index      $               $                $                  $                   $
Fund*
-----------------------------------------------------------------------------------------------------------------------

*    From date of inception of March 1, 2000.



CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

          YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
          1st or 2nd year                             4.00%
          3rd and 4th year                            3.00%
          5th year                                    2.00%
          6th year                                    1.00%
          7th year and thereafter                     None

Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.


CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SunAmerica Capital Services, Inc.). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


                                     CLASS B

          YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
          Up to 2 years                              5.00%
          2 years or more but less than 3 years      4.00%
          3 years or more but less than 4 years      3.00%
          4 years or more but less than 5 years      2.00%
          5 years or more but less than 6 years      1.00%
          6 or more years                            None

                                    CLASS II
                     (CALLED CLASS C OF NORTH AMERICA FUNDS)

            YEARS AFTER PURCHASE                     CDSC ON SHARES BEING SOLD
            Up to 1 year                             1.00%
            1 year or more                           None



     WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

     DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

     SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

     PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Fund through a dealer who has entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

     PURCHASE BY CHECK. Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-

9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Corporation will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Corporation in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Corporation does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Corporation should not be considered verification thereof. Neither the Corporation nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

     PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of such Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

     PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Corporation's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:


     * You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551- 5585.

     * Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

     *    Instruct the bank to wire the specified  amount to the Transfer Agent:
          State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [Name of Fund, Class __] (include shareholder name and account number).


     WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to

Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or
(d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

     REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.

     COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

     1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

     2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

     3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

     4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

     5.   employee   benefit  plans  of  a  single  employer  or  of  affiliated employers, other than 403(b) plans; and

     6.   group purchases as described below.

     A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

     RIGHTS OF ACCUMULATION. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other Fund or of any of the other funds distributed by SunAmerica Capital Services, Inc., as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

     LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more of the Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Fund made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund or of other funds advised or managed by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Corporation to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the

Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

     REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.


              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

     If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Corporation may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.


                               EXCHANGE PRIVILEGE

     Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

     If a shareholder acquires Class A shares through an exchange from another fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.


                        DETERMINATION OF NET ASSET VALUE


     The Corporation is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.


     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.


     The Fund's liabilities, including proper accruals of expense items, are deducted from total assets.


                                PERFORMANCE DATA

     The Funds may advertise performance data that reflects various measures of total return and the Funds may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T) = ERV

                  P =   a hypothetical initial purchase payment of $1,000
                  T =   average annual total return
                  n =   number of years
                  ERV = ending  redeemable  value  of  a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

     The above formula assumes that:

          The maximum sales load (i.e., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

          All dividends and distributions are reinvested at net asset value; and

          Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


     The Tax Managed Equity Fund's average annual total return for the 1-year period ended October 31, 2000 and from date of inception to October 31, 2000 is as follows:


                             TAX MANAGED EQUITY FUND

--------------------------------------------------------------------------------
                                              RETURN SINCE
               SHARE CLASS                      INCEPTION*             ONE YEAR
--------------------------------------------------------------------------------
Class A                                           5.67%                 0.40%
--------------------------------------------------------------------------------
Class B                                           6.48%                 1.89%
--------------------------------------------------------------------------------
Class II                                          8.76%                 3.82%
--------------------------------------------------------------------------------

         *Not Annualized.  The Fund commenced operations on March 1, 1999.


         The SunAmerica Stock Index Fund's average annual total return for the 1-year period ended October 31, 2000 and from date of inception to October 31, 2000 is as follows:

                          SUNAMERICA STOCK INDEX FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
               SHARE CLASS                      INCEPTION*             ONE YEAR
--------------------------------------------------------------------------------
Class A                                           6.07%                -15.10%
--------------------------------------------------------------------------------
Class B                                           6.22%                -14.97%
--------------------------------------------------------------------------------
Class II                                         -13.38%                 N/A
--------------------------------------------------------------------------------
Class I                                           9.01%                 -9.92%
--------------------------------------------------------------------------------

* Not annualized. Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, August 10, 2000.

** Performance shown is that of the Prior Stock Index Fund. For periods prior to July 7, 2000, performance shown is that of the Stock Index series of the American General Series Portfolio Company Z, which was reorganized into the Prior Stock Index Fund on July 7, 2000.

     Performance information for the SunAmerica Science & Technology Fund and the SunAmerica Biotech/Health 30 Fund is not provided because neither has been in operation for a full calendar year. When available, performance information for these Funds will be computed and reported in the same manner as that of each of the other Funds.


     The Funds may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

     COMPARISONS
     -----------

     The Funds may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Fund. The following references may be used:


     a) AMEX Biotech Index -- is based on 15 stocks and is designed to provide a balanced measurement of core companies in the biotech industry.


     b) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

     c) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     d) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

     e) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

     f) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


     g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.


     h) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     i)   Mutual  Fund  Source  Book,   Principia  and  other  publications  and
          information services provided by Morningstar, Inc.-- analyzes price, risk and total return for the mutual fund industry.

     j) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

     k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

     l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

     m) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

     n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

     o) Salomon GNMA Index published by Salomon Brothers Inc. --Market value of all outstanding 30-year GNMA Mortgage Pass -Through Securities that includes single family and graduated payment mortgages.

     p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. --Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

     q)   Value  Line   Geometric   Index--   broad   based  index  made  up  of
          approximately 1700 stocks each of which have an equal weighting.

     r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

     s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

     t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

     u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

     v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

               Australian Dollars                     Netherlands Guilders
               Canadian Dollars                       Swiss Francs
               European Currency Units                UK Pound Sterling
               French Francs                          U.S. Dollars
               Japanese Yen                           German Deutsche Marks

     w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

     x) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

     z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

     aa) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

     bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

     cc) Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

     dd) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

     ee) Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

     ff) Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

     gg) Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     hh) NASDAQ Composite Index-- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.

     ii) Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

     jj) Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     kk) Lehman Brothers Intermediate Government Index-- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.

          investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

     ll) Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     mm)  Wilshire  Large Cap Value  Index --  measures  large-cap  stocks  that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Fund is to pay investment income dividends, if any, at least annually. The Fund intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.


     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.


     TAXES. Each Fund is and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Fund generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

     Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Fund acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.


     Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sale of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a taxable year, generally are required to be treated as sold at market value on the last day of such taxable year for federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by such Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions or over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

     A  substantial  portion  of the Fund's  transactions  in  options,  futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position of the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.


     A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     A Fund may be required to backup withhold U.S. federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.


                                RETIREMENT PLANS


     Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

     PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

     TAX-SHELTERED CUSTODIAL ACCOUNTS

     Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

     A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

     This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

     ROTH IRA

     Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets

(contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


     EDUCATION IRA

     Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.



                              DESCRIPTION OF SHARES

     Ownership of the Corporation is represented by shares of common stock. The total number of shares that the Corporation has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).


Currently, shares for each Fund have been authorized pursuant to the Corporation's Articles of Incorporation ("Articles") and are divided into four classes of shares, designated as Class A, Class B, Class I and Class II. The Directors may authorize the creation of additional funds of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares represents the interests of the shareholders of that series in a particular portfolio of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


     Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. All classes of shares will vote with respect to certain matters, such as election of Directors. When all Funds are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the Fund affected by the matter may be entitled to vote.


     The classes of shares of the Funds are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees and are offered exclusively to participants in certain employee retirement plans; through certain "wrap accounts"; through certain trust institutions and bank trust departments; to certain charitable organizations; and to the SunAmerica Aggressive, Moderate and Conservative Growth LifeStage Funds; (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (viii) each class of shares will be exchangeable into the same class of shares of any other Fund of the Corporation or other fund distributed by the Distributor that offer that class. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.


     The Articles provides, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Corporation shall be personally liable to the Corporation or to stockholders for money damages. The Articles provides that the Corporation shall indemnify (i) the Directors and officers, whether serving the Corporation or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-laws and be permitted by law. The duration of the Corporation shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE.
----------------------------------------

     The following is the offering price calculation for each Class of shares of each Fund, based on the value of each Fund's net assets as of October 31, 2000.


-----------------------------------------------------------------------------------------------------------------------------
                                 SunAmerica Biotech/Health 30 Fund**                    Tax Managed Equity Fund**
------------------------ -------------------------------------------------- -------------------------------------------------
                             Class A         Class B**       Class II***       Class A         Class B**       Class II***
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
Net Assets.............     $ 30,488,524    $   23,457,022  $   20,385,982   $   38,801,906  $   47,972,249   $   51,347,598
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
Number of Shares
Outstanding ...........     $  1,909,996    $    1,473,604  $    1,279,877   $    2,668,346  $    3,335,796   $    3,566,060
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                 SunAmerica Biotech/Health 30 Fund                      Tax Managed Equity Fund
------------------------ -------------------------------------------------- -------------------------------------------------
                             Class A         Class B**       Class II***       Class A         Class B**       Class II***
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
Net Asset Value
Per Share (net assets
divided by number of
shares)................       $15.96          $15.92           $15.93           $14.54            $14.38         $14.40
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
Sales charge for Class
A Shares:..............
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
5.75% of offering
price (6.10% of
net asset
value per share)*......         0.97              --               --             0.89                --             --
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
Sales charge for Class
II Shares..............
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
1.00% of offering
price (1.01% of
net asset
value per shares)*.....           --              --             0.16               --                --           0.15

------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------
Offering Price.........       $16.93          $15.92           $16.09           $15.43            $14.38         $14.55
------------------------ ----------------- --------------- ---------------- --------------- ---------------- ----------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SunAmerica Stock Index Fund                           SunAmerica Science & Technology Fund
---------------- ------------------------------------------------------------ ------------------------------------------------------
                   Class A      Class B**       Class I**      Class II***     Class A     Class B**      Class I**     Class II***
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
Net Assets......     [ ]            [ ]             [ ]             [ ]          [ ]          [ ]            [ ]            [ ]
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
Number of
Shares
Outstanding.....     [ ]            [ ]             [ ]             [ ]          [ ]          [ ]            [ ]            [ ]
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
Net Asset Value
Per Share (net
assets divided
by number of
shares).........     [ ]            [ ]             [ ]             [ ]          [ ]          [ ]            [ ]            [ ]
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
Sales charge
for Class A
Shares:.........
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
5.75% of
offering price
(6.10% of
net asset
value per
share)*.........     [ ]             --              --              --          [ ]           --             --             --
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
Sales charge
for Class II
Shares..........
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SunAmerica Stock Index Fund                           SunAmerica Science & Technology Fund
---------------- ------------------------------------------------------------ ------------------------------------------------------
                   Class A      Class B**       Class I**      Class II***     Class A     Class B**      Class I**     Class II***
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
1.00% of
offering price
(1.01% of
net asset
value per
shares)*........     --             --              --              [ ]           --           --             --            [ ]
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------
Offering Price..     [ ]            [ ]             [ ]             [ ]          [ ]          [ ]            [ ]            [ ]
---------------- ------------ --------------- --------------- --------------- ---------- -------------- -------------- -------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.


** Class B and Class I shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within seven years of purchase.


*** Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

     REPORTS TO SHAREHOLDERS. The Corporation sends audited annual and unaudited semi-annual reports to shareholders of each Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Corporation to confirm transactions in the account.

     CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.


     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. [________][______] has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.


                                   INDEX FUNDS

The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Corporation or its investors regarding the advisability of investing in securities generally or in the Stock Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P has no obligation to take the interests of the Corporation or its investors into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or the timing of the issuance or sale of such Fund or in the determination or calculation of the equation by which such Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO

LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE CORPORATION FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                              FINANCIAL STATEMENTS


     The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and 2001 semi-annual report to shareholders. You may request a copy of the Corporation's annual and semi-annual report (and of the annual and semi-annual report of the Stock Index Fund and Science & Technology Fund of North American Funds) at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The audited financial statements of the Stock Index Fund and Science & Technology Fund of the North American Funds, which are expected to reorganize as the SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund, respectively, on November 9, 2001, are incorporated by reference to the North American Funds 2000 annual and 2001 semi-annual reports to shareholders.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

        AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Appendix-1

        Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well established industries

     --   High rates of return on funds employed

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while

                                   Appendix-2
sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the  factors  considered  by Moody's  in  assigning  ratings  are the following:  (1)  evaluation  of the  management  of  the  issuer;  (2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and


                                   Appendix-3
provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA     Debt rated AAA has the  highest  rating  assigned  by Standard &
                Poor's.   Capacity  to  pay  interest  and  repay  principal  is
                extremely strong.

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

        B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of

                                   Appendix-4
                principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

        CI The rating CI is reserved for income bonds on which no interest is being paid.

        D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        ----------
        Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

        L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

        * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-

                                   Appendix-5
worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

        A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

        B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

        C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-6

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.


                   SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
                    SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
                     SUNAMERICA CONSERVATIVE LIFESTAGE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 15, 2001


The SunAmerica Center                                    General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                 (800) 858-8850



         SunAmerica Strategic Investment Series, Inc. (the "Corporation") consists of seven different funds: SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund, SunAmerica Conservative Growth LifeStage Fund, Tax Managed Equity Fund, SunAmerica Biotech/Health 30 Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund. This Statement of Additional Information relates only to three of the investment funds: SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund (each, a "Fund" and collectively the "Funds" or the "SunAmerica LifeStage Funds"). Each Fund has distinct investment objectives and strategies.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds' Prospectus dated August 15, 2001. To obtain a Prospectus free of charge, please call the Corporation at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and 2001 semi-annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Corporation at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

SUBJECT TO COMPLETION:  DATED AUGUST 15, 2001

         Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                TABLE OF CONTENTS

                                                                            PAGE

THE CORPORATION...............................................................3
INVESTMENT OBJECTIVES AND POLICIES............................................3
INVESTMENT RESTRICTIONS.......................................................9
DIRECTORS AND OFFICERS.......................................................11
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..........15
FUND TRANSACTIONS AND BROKERAGE..............................................19
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................20
CLASS B......................................................................22
CLASS II  (called Class C of North American Funds)...........................23
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................29
EXCHANGE PRIVILEGE...........................................................29
DETERMINATION OF NET ASSET VALUE.............................................30
PERFORMANCE DATA.............................................................31
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................38
RETIREMENT PLANS.............................................................42
DESCRIPTION OF SHARES........................................................44
ADDITIONAL INFORMATION.......................................................45
FINANCIAL STATEMENTS.........................................................47
APPENDIX......................................................................1

         No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation, SunAmerica Asset Management Corp. or SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                 THE CORPORATION

         The Corporation, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), was organized as a Maryland corporation on December 16, 1998. The Corporation currently consists of seven series: the Tax Managed Equity Fund, the SunAmerica Biotech/Health 30 Fund, the SunAmerica Stock Index Fund, the SunAmerica Science & Technology Fund, the SunAmerica Aggressive Growth LifeStage Fund, the SunAmerica Moderate Growth LifeStage Fund and the SunAmerica Conservative Growth LifeStage Fund. Each of the Funds is a non-diversified investment company within the meaning of the 1940 Act, except for the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science and Technology Fund. The Board of Directors of the Corporation approved the creation of the SunAmerica Stock Index Fund, the SunAmerica Science & Technology Fund and each of the three SunAmerica LifeStage Funds at its August 22, 2001 Board meeting. Each of these new Funds is the survivor of a reorganization with the corresponding series of the North American Funds (referred to as the "Prior Stock Index Fund," the "Prior Science & Technology Fund," the "Prior Aggressive Growth LifeStage Fund," the "Prior Moderate Growth LifeStage Fund" and the "Prior Conservative Growth LifeStage Fund," respectively). This Statement of Additional Information relates only to the SunAmerica Aggressive Growth LifeStage Fund, the SunAmerica Moderate Growth LifeStage Fund and the SunAmerica Conservative Growth LifeStage Fund. SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") serves as investment adviser for each Fund.


                       INVESTMENT OBJECTIVES AND POLICIES


         The investment objective and policies of the Funds are described in the Funds' Prospectus. Each of the Funds follows a fund of funds investment strategy in which the assets of the Fund are invested in shares of other SunAmerica Mutual Funds ("Underlying Funds"). The SunAmerica Mutual Funds ("SAMF") consist of investment portfolios of the following SunAmerica companies: [SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc.] and other SunAmerica mutual funds companies that may be established in the future. Certain types of securities in which the Underlying Funds may invest and certain investment practices the Funds or the Underlying Funds may employ, which are described under "More Information about the Funds - Investment Strategies" in the Prospectus, are discussed more fully below. The Funds will purchase and hold Class I shares of the Underlying Funds, which are not subject to any sales charges or distribution fees.

         FUND OF FUNDS INVESTMENTS. A fund of funds investment strategy generally offers an efficient means of asset allocation across a range of asset classes (e.g., domestic equity securities, foreign equity securities, and bonds and other fixed income securities). A fund of funds investment strategy may, however, present special risks, including the following: (i) the performance of each Fund will be wholly dependent on the performance of the Underlying Funds and, therefore, on the selection of the Underlying Funds by the Adviser and the allocation and reallocation by the Adviser of Fund assets among the Underlying Funds, and (ii) investors in a Fund can generally invest in the Underlying Funds directly and may incur additional fees and expenses by investing in them indirectly through the Fund.

         Unless otherwise specified, the Underlying Funds may invest in the following securities.

         EQUITY SECURITIES. Each of the Funds may invest significantly in Underlying Funds that invest significantly in equity securities. The SunAmerica Aggressive Growth LifeStage Fund expects to invest 85% up to 95% of Fund assets in such Underlying Funds; the SunAmerica Moderate Growth LifeStage Fund expects to invest 55% up to 75% of Fund assets in such Underlying Funds; and the SunAmerica Conservative Growth LifeStage Fund expects to invest 35% up to 55% of Fund assets in such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Fund's allocation to equity-focused Underlying Funds increases and is expected to be most significant with respect to the SunAmerica Aggressive Growth LifeStage Fund.

         The Underlying Funds' investment portfolios may include long and short positions in common stocks and other equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks and other equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. These fluctuations can be pronounced. Investments in equity securities are subject to inherent market risks and fluctuations because of company earnings, economic conditions such as interest rates, availability of credit, inflation rates and economic uncertainty, changes in laws, changes in national and international political circumstances and other factors beyond the control of the advisers to the Underlying Funds (in each case, under normal market conditions). The public equity markets have in the past experienced significant price volatility, especially in the information technology and Internet sectors.

         The Adviser does not restrict certain Underlying Funds' investments in equity securities with respect to market capitalization, and the Underlying
Funds may invest in smaller capitalization companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

         FOREIGN SECURITIES. Each of the Funds may invest in Underlying Funds that invest significantly in foreign securities. The SunAmerica Aggressive Growth LifeStage Fund expects to allocate 15% up to 35% of Fund assets to such Underlying Funds; the SunAmerica Moderate Growth LifeStage Fund expects to allocate 10% up to 20% of Fund assets to such Underlying Funds; and the SunAmerica Conservative Growth LifeStage Fund expects to allocate 5% up to 15% of Fund assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Fund's allocation to international-focused Underlying Funds increases.

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio values by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         The Underlying Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Underlying Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Underlying Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund's custodian in three days. The Underlying Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Underlying Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the United States; less regulation of foreign issuers, stock exchanges and brokers than the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

         The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Underlying Funds' non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Funds' non-dollar securities. Currencies are evaluated by the Underlying Funds on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         BONDS AND OTHER FIXED INCOME SECURITIES. Each of the Funds may invest significantly in Underlying Funds that invest significantly in bonds and other fixed income securities. The SunAmerica Aggressive Growth LifeStage Fund expects to invest 5% up to 15% of Fund assets to such Underlying Funds; the SunAmerica Moderate Growth LifeStage Fund expects to invest 25% up to 45% of Fund assets to such Underlying Funds; and the SunAmerica Conservative Growth LifeStage Fund expects to invest 45% up to 65% of Fund assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Fund's allocation to bond- and fixed income-focused Underlying Funds increases and is expected to be most significant with respect to the SunAmerica Conservative Growth LifeStage Fund.

         Bonds and other fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

         Bonds and other fixed income securities in which the Underlying Funds may invest include, without limitation, corporate bonds, notes, debentures,
preferred  stocks,   convertible
securities, U.S. Treasury and other U.S. government securities, mortgage-backed and mortgage-related securities, asset-backed securities, money market securities, commercial bank obligations, commercial paper and repurchase agreements.

         When an Underlying Fund invests in mortgage-backed or asset-backed securities, the Fund may be subject to prepayment risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

         SHORT-TERM DEBT SECURITIES. As described in the Prospectus, in addition to their primary investments, the Funds may also invest up to 10% of their total assets in U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Fund during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, a Fund may invest up to 100% of its total assets in cash and short-term fixed-income securities, rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The short-term and temporary defensive investments in which the Funds may invest are U.S. government securities and commercial paper. The Underlying Funds may invest in similar securities under similar circumstances.

         ILLIQUID SECURITIES. Each Underlying Fund may invest in illiquid securities, which may be difficult or impossible to sell at the time and the price that the seller would like.

         SECURITIES OF TECHNOLOGY COMPANIES. The Underlying Funds will at times invest in technology companies. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scientific and technological developments and changes on governmental regulation and policies.

         DIVERSIFICATION. The Funds are classified as "non-diversified" for purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent a Fund makes investments in excess of 5% of its assets in the securities of a particular issuer (e.g., one of the Underlying Funds), its exposure to the risks associated with that issuer is increased. Because the Funds invest in a limited number of issuers (the Underlying Funds), the performance of particular securities may adversely affect the Funds' performance or subject the Funds to greater price volatility than that experienced by diversified investment companies. The Underlying Funds are generally "diversified" investment companies for purposes of the 1940 Act.

         The Funds intend to maintain the required level of diversification and otherwise conduct their operations in order to qualify as "regulated investment companies" for purposes of the

Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of a Fund's strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

         DERIVATIVES STRATEGIES. The Underlying Funds may engage in various derivatives strategies including, without limitation, the use of options, futures, options on futures and investments in hybrid investments, for both hedging and non-hedging purposes. To the extent the Underlying Funds engage in these strategies, the Funds may be exposed to additional volatility and risk of loss. This is especially so when derivatives strategies are used for non-hedging purposes.

         BORROWING. As a matter of fundamental policy a Fund is authorized to borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, a Fund may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of a Fund's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of a Fund's assets would be reduced due to the added expense of interest on borrowed monies. A Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

         In seeking to enhance investment performance, a Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of a Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, a Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when a Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when a Fund's assets increase or decrease in value than would otherwise be the case. The Funds' policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

         Similar legal and practical considerations apply with respect to borrowings by the Underlying Funds.

         INVESTORS SHOULD ALSO CONSIDER REVIEWING MATERIALS APPLICABLE TO THE UNDERLYING FUNDS. THE UNDERLYING FUNDS IN WHICH THE FUNDS ARE INVESTED AS OF THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION ARE:

         SunAmerica Core Bond Fund, SunAmerica GNMA Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica International Equity Fund, SunAmerica Style Select Series Focused Value Portfolio.

         FOR MORE INFORMATION ABOUT ANY UNDERLYING FUND(S), CALL (800) 858-8850.


                             INVESTMENT RESTRICTIONS


         The Funds are subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of each Fund's outstanding voting securities. A "majority of the outstanding voting securities" of each Fund for this purpose means the lesser of
(i) 67% of the shares of each Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions a Fund may not:

         1. Invest more than 25% of a Fund's assets in the securities of issuers engaged in the same industry, other than SunAmerica Mutual Funds.

         2. Borrow money, except that (i) a Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes,
               (ii) a Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Fund's engaging in reverse repurchase agreements and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


         3. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities and provided further that the Underlying Funds may deal in real estate, real estate mortgage loans or interests in real estate or real estate mortgage loans.

         4. Purchase or sell commodities or commodity contracts, except to the extent that a Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments. The Funds have no present intention of engaging in such transactions.

         5. Engage in underwriting of securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of such Fund.

         6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) as otherwise permitted by exemptive order of the SEC.

         7. Issue senior securities as defined in the 1940 Act, except that the Funds may enter into repurchase agreements and reverse repurchase agreements, borrow money as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. The Funds may not:


         1. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.


         2. Pledge, mortgage or hypothecate their assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Funds may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


         3.    Lend their portfolio securities.

         4. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this limitation.


                             DIRECTORS AND OFFICERS


         The following table lists the Directors and executive officers of the Corporation, their ages and principal occupations during the past five years. The business address of each Director and executive officer is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. An asterisk indicates those Directors who are interested persons of the Corporation within the meaning of the 1940 Act.


---------------------------------------------------------------------------------------------------------------------
                                      Position                     Principal Occupations
Name, Age and Address                 With the Corporation         During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
S.  James Coppersmith, 67             Director                     Retired; formerly,  President and General Manager,
                                                                   WCVB-TV,  a division  of the  Hearst  Corporation,
                                                                   (1982  to  1994);  Director/Trustee  of  SAMF  and
                                                                   Anchor Series Trust ("AST").
---------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven, 55              Director                     Retired   Administrator;    formerly,   President,
                                                                   United Way of the Texas  Gulf  Coast  (1992-1998),
                                                                   Director,  Houston Branch, Federal Reserve Bank of
                                                                   Dallas  (1992-1999),  Compaq Computer  Corporation
                                                                   (1998-Present), Luby's  Inc. (1989-Present) , A.H.
                                                                   Belo  Corporation   (journalism,   TV  and  radio)
                                                                   (1993-Present),  SYSCO Corporation  (marketing and
                                                                   distribution   of  food)   (1996-Present),   Board
                                                                   Member,  Sisters of Charity of the Incarnate  Word
                                                                   (1996-1999); Director/Trustee of SASFR, SAMF, NAFV
                                                                   I, NAFV II and USLIFE.
---------------------------------------------------------------------------------------------------------------------
William F. Devin, 62                   Director                    Member of the Board of  Governors  of  the  Boston
                                                                   Stock Exchange;  retired Executive Vice  President
                                                                   of  Fidelity  Capital  Markets,   a   division  of
                                                                   National    Financial   Services   Corporation  in
                                                                   Boston.   Director/Trustee   of  SAMF;  SunAmerica
                                                                   Senior Floating Rate Fund, Inc. ("SASFR");   North
                                                                   American Funds  Variable  Product Series I  ("NAFV
                                                                   I"); and  North  American Funds  Variable  Product
                                                                   Series II ("NAFV II").
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                      Position                     Principal Occupations
Name, Age and Address                 With the Corporation         During Past 5 Years
---------------------------------------------------------------------------------------------------------------------

Samuel M.  Eisenstat, 60              Director and Chairman        Attorney,  solo  practitioner;   Chairman  of  the
                                                                   Boards of Directors/Trustees of SAMF and AST.


---------------------------------------------------------------------------------------------------------------------
Stephen J.  Gutman, 57                Director                     Partner  and  Managing  Member of B.B.  Associates
                                                                   LLC  (menswear   specialty   retailing  and  other
                                                                   activities) since June 1988;  Director/Trustee  of
                                                                   SAMF and AST.
---------------------------------------------------------------------------------------------------------------------
Peter A.  Harbeck, *47                Director and President       Director and President,  the Adviser, since August
                                                                   1995;     Director,     AIG    Asset    Management
                                                                   International,   Inc.  ("AIGAMI")  since  February
                                                                   2000;  Managing  Director,  John McStay Investment
                                                                   Counsel,  L.P. ("JMIC") since June 1999; Director,
                                                                   SunAmerica  Capital Services,  Inc. ("SACS") since
                                                                   August 1993;  Director and  President,  SunAmerica
                                                                   Fund  Services,  Inc.  ("SAFS")  since  May  1988;
                                                                   President,  SAMF and AST; Executive Vice President
                                                                   and Chief Operating Officer, the Adviser, from May
                                                                   1988 to August  1995;  Executive  Vice  President,
                                                                   SACS, from November 1991 to August 1995.
---------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa, 71                 Director                     Founder  and  Chairman  of the Board of the Sterpa
                                                                   Group (real  estate)  since 1962;  Director,  Real
                                                                   Estate    Business    Service   and    Countrywide
                                                                   Financial; Director/ Trustee of SAMF.
---------------------------------------------------------------------------------------------------------------------
J.  Steven Neamtz, 40                 Vice President               Executive  Vice  President  of the  Adviser  since
                                                                   April 1996;  Director  and  Chairman of the Board,
                                                                   AIGAMI,   since  February  2000;  Vice  President,
                                                                   SAMF,   since   November   1999;    Director   and
                                                                   President,   SACS,  since  April  1996;  formerly,
                                                                   Executive  Vice  President,   New  England  Funds,
                                                                   L.P.  from July 1990 to April 1996.
---------------------------------------------------------------------------------------------------------------------
Peter C.  Sutton, 36                  Treasurer                    Senior Vice  President,  the Adviser,  since April
                                                                   1997; Vice President,  AIGAMI since February 2000;
                                                                   Treasurer and  Controller of Seasons  Series Trust
                                                                   ("Seasons"),  SunAmerica Series Trust ("SAST") and
                                                                   Anchor  Pathway Fund ("APF") since  February 2000;
                                                                   Treasurer  of SAMF and AST  since  February  1996;
                                                                   Vice   President  of  SAST  and  APF  since  1994;
                                                                   formerly, Assistant Treasurer of SAST and APF from
                                                                   1994 to February 2000;  Vice  President,  Seasons,
                                                                   since April 1997;  formerly,  Vice President,  the
                                                                   Adviser, from 1994 to 1997;  Controller,  SAMF and
                                                                   AST, from March 1993 to February  1996;  Assistant
                                                                   Controller, SAMF and AST, from 1990 to 1993.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                      Position                     Principal Occupations
Name, Age and Address                 With the Corporation         During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Robert M.  Zakem, 42                  Secretary and Chief          Senior Vice  President  and General  Counsel,  the
                                      Compliance Officer           Adviser,   since  April  1993;   Vice   President,
                                                                   General  Counsel and Assistant  Secretary,  AIGAMI
                                                                   since  February 2000;  Executive  Vice  President,
                                                                   General Counsel and Director,  SACS,  since August
                                                                   1993;   Vice   President,   General   Counsel  and
                                                                   Assistant  Secretary,  SAFS,  since  January 1994;
                                                                   Vice President,  SAST, APF and Seasons;  Assistant
                                                                   Secretary,  SAST and APF,  since  September  1993;
                                                                   Assistant Secretary, Seasons, since April 1997.
---------------------------------------------------------------------------------------------------------------------


* A Director who may be deemed to be an interested person as that term is defined in the 1940 Act.


         The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's articles of incorporation. Directors and officers of the Corporation are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.

          The Corporation pays each Director who is not an interested person of the Corporation or SunAmerica, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Corporation's net assets) of $40,000 in annual compensation for acting as director or trustee to SAMF. In addition, each Disinterested Director receives $20,000 in annual compensation for acting as trustee to AST. Beginning January 1, 2001 each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Board of the SunAmerica Mutual Funds. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or any of the Funds.


         In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of SAMF and/or AST, a pro rata portion of which, based on relative net assets, is borne by the Corporation. The Corporation also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The  Directors  (and  Trustees)  of  SAMF  and  AST  have  adopted  the
SunAmerica   Disinterested   Trustees'  and  Directors'   Retirement  Plan  (the
"Retirement  Plan") effective January

1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF or AST (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


         The following table sets forth information summarizing the compensation that the Corporation paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2000, except as set forth below. The Directors who are interested persons of the Corporation receive no compensation.


                               COMPENSATION TABLE


------------------------ -------------------- ---------------------- ------------------ ----------------------
                                              Pension or             Estimated          Total Compensation
                         Aggregate            Retirement Benefits    Annual Benefits    from Corporation and
                         Compensation from    Accrued as Part of     Upon               Fund Complex Paid to
Directors                Corporation          Corporation Expenses   Retirement*        Directors**
S. James Coppersmith     $764                 $48,315                $29,670            $67,500
Samuel M. Eisenstat      $803                 $41,033                $46,083            $71,500
Stephen J. Gutman***     $764                 $42,230                $60,912            $67,500
Sebastiano Sterpa****    $797                 $10,579                $7,900             $45,833
Judith L. Craven*****    N/A                  N/A                    N/A                N/A
William F. Devin*****    N/A                  N/A                    N/A                N/A
------------------------ -------------------- ---------------------- ------------------ ----------------------

*     Assuming participant elects to receive benefits in 15 yearly installments.

** Information is as of March 31, 2001 for the five investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.

*** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, [$300] of which is payable by SunAmerica Strategic Investment Series, Inc.

****  Mr. Sterpa is not a trustee of AST.

***** Dr. Craven and Mr. Devin were elected to the Board effective as of November 9, 2001.

         As of [November 1, 2001], the Directors and officers of the Corporation owned in the aggregate less than 1% of each class of each Fund's total outstanding shares.

         The Funds commenced operations on November 9, 2001. Immediately prior to commencement, SunAmerica Asset Management Corp. was the sole initial shareholder of the Funds.

       ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR


          SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Corporation, on behalf of the Funds. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. As of June 30, 2001, SunAmerica managed, advised and/or administered more than $28 billion of assets.

         Under the Management Agreement, SunAmerica selects and manages the investments of the Funds (e.g., selects the Underlying Funds and allocates and reallocates Fund assets among them), provides various administrative services and supervises the Corporation's daily business affairs, subject to general review by the Directors.

         In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica's own cost and expense. Retention of one or more Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Management Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties. As of the date of this Statement of Additional Information, no advisers have been retained in connection with the management of the SunAmerica LifeStage Funds.

         Except to the extent otherwise specified in the Management Agreement, each Fund pays, or causes to be paid, all other expenses of the Corporation and each Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of each Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of each Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Corporation that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation. The Funds indirectly bear their proportionate share of similar expenses at the Underlying Funds level.

         The annual rate of the investment advisory fee payable to SunAmerica by each Fund is 0.10% of average daily net assets.

         For the fiscal years ended October 31, 2000 and 1999, the Prior Aggressive Growth LifeStage Fund paid $17,053 and $6,889, respectively, for advisory services. For the same periods, the Prior Moderate Growth LifeStage Fund paid $16,346 and $7,247, respectively, for advisory services. For the same periods, the Prior Conservative Growth LifeStage Fund paid $15,126 and $7,049, respectively, for advisory services.

         For the fiscal years ended October 31, 2000 and 1999, fee waivers and expense reimbursement applicable to the Prior Aggressive Growth LifeStage Fund were $15,187 and $0, respectively. For the same periods, fee waivers and expense reimbursements applicable to the Prior Moderate Growth LifeStage Growth Fund were $12,863 and $0, respectively. For the same periods, fee waivers and expense reimbursements applicable to the Prior Conservative Growth LifeStage Fund were $12,047 and $0, respectively.

         The Management Agreement continues in effect with respect to the Funds, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the outstanding voting securities of each Fund. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to the Fund at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to the Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Funds, or their respective shareholders, for any act or omission by it or for any losses sustained by any Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         PERSONAL SECURITIES TRADING. The Corporation and SunAmerica have adopted a written Code of Ethics (the "Code of Ethics"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person is defined in the SunAmerica Code as an individual who is a trustee, director, officer, general partner or advisory person of the Corporation or SunAmerica. The topics covered in the guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Access Persons may invest in securities, including securities in which the Corporation may invest, subject to the limitations set forth in the Code of Ethics. The guidelines and restrictions in the Code of Ethics comply with Rule 17j-1 under the 1940 Act and are substantially similar to those contained in the Report of the Advisory Group on Personal

Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Corporation or SunAmerica during the quarter.


         THE DISTRIBUTOR. The Corporation, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of the Funds and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

         The Distribution Agreement with respect to the Funds will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to the Funds on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

          The Corporation, on behalf of Class I shares of each applicable Fund, has entered into a Services Agreement (The "Class I Services Agreement") with SACS to provide additional shareholders services to Class I shareholders.
Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Corporation of 0.25% of the average daily net assets of each Fund's Class I shares.

         DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Corporation have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Fund Management
- Distributor" in the Prospectus for certain information with respect to the Distribution Plans. There is no Distribution Plan in effect for Class I shares.

         Under the Class A Plan, the Distributor may receive payments from the Fund at an annual rate of up to 0.10% of average daily net assets of each Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may
receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold a Fund's shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan, or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.

         The distribution and account maintenance and service fees paid in connection with the Prior Aggressive Growth LifeStage Fund for the fiscal year ended October 31, 2000 were as follows: $1,213 for Class A; $29,870 for Class B; and $175 for Class C (reorganized as Class II of the Fund).

         The distribution and account maintenance and service fees paid in connection with the Prior Moderate Growth LifeStage Fund for the fiscal year ended October 31, 2000 were as follows: $479 for Class A; $26, 882 for Class B; and $107 for Class C (reorganized as Class II of the Fund).

         The distribution and account maintenance and service fees paid in connection with the Conservative Growth LifeStage Fund for the fiscal year ended October 31, 2000 were as follows: $454 for Class A; $24,671 for Class B; and $79 for Class C (reorganized as Class II of the Fund).

         Continuance of the Distribution Plans with respect to the Funds is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of that Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to the Funds without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Funds. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to the Funds, the Directors must consider all factors they deem relevant, including information as to the benefits of the Funds and the shareholders of the relevant class of a Fund.


         THE   ADMINISTRATOR.   The  Corporation  has  entered  into  a  Service
Agreement, under the terms of which SunAmerica Fund Services ("SAFS"), an indirect wholly owned subsidiary of

AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of a Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         The Service Agreement will remain in effect for two years from the date of approval with respect to the Funds and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

          Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Corporation, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, B, II and I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer
Agent") (other than out-of-pocket charges that would be paid by the Corporation). No portion of such fee is paid or reimbursed by Class I shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                         FUND TRANSACTIONS AND BROKERAGE


         Advisers to the Underlying Funds are responsible for decisions to buy and sell securities for the Underlying Funds and for the selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of SunAmerica.


         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


         The primary consideration of an adviser to an Underlying Fund in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause the Underlying Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

         Aggregate brokerage commissions paid by the Prior Aggressive Growth LifeStage Fund for the fiscal years ended October 31, 2000 and 1999 were $________ and $________, respectively, (of which $________ and $________, respectively, were paid to affiliated broker-dealers). For the same periods, the percentage of commissions that were paid to affiliated broker-dealers were _____% and _____%, respectively, and the percentage of total transactions that involved payments of commissions to affiliated broker-dealers were _____% and _____%, respectively.

         Aggregate brokerage commissions paid by the Prior Moderate Growth LifeStage Fund for the fiscal years ended October 31, 2000 and 1999 were $________ and $________, respectively, (of which $________ and $________, respectively, were paid to affiliated broker-dealers). For the same periods, the percentage of commissions that were paid to affiliated broker-dealers were _____% and _____%, respectively, and the percentage of total transactions that involved payments of commissions to affiliated broker-dealers were _____% and _____%, respectively.

         Aggregate brokerage commissions paid by the Prior Conservative Growth LifeStage Fund for the fiscal years ended October 31, 2000 and 1999 were $________ and $________, respectively, (of which $________ and $________, respectively, were paid to affiliated broker-dealers). For the same periods, the percentage of commissions that were paid to affiliated broker-dealers were _____% and _____%, respectively, and the percentage of total transactions that involved payments of commissions to affiliated broker-dealers were _____% and _____%, respectively.

         For more information about the brokerage practices of the Underlying Funds and for information regarding brokerage commissions paid by the Underlying Funds, see their prospectuses and statements of additional information.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


         Upon making an investment in shares of the Funds, an open account will be established under which shares of the Funds and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

         Shareholders who have met the Funds' minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class I shares are not subject to any sales charges. Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of shares of the Funds.

         The following table sets forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers and the contingent deferred sales charges with respect to Class B and Class C shares of each Fund, as received in each case by the prior distributors for the fiscal years ended October 31, 2000 and 1999.



                                                        2000
--------------------------------------------------------------------------------------------------------------------
                             FRONT-END        AMOUNT            AMOUNT
                                SALES        REALLOWED         REALLOWED          CONTINGENT         CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES         DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
SunAmerica                    $ [...]         $ [...]           $ [...]            $ [...]              $ [...]
Aggressive Growth
LifeStage Fund
--------------------------------------------------------------------------------------------------------------------
SunAmerica                    $ [...]         $ [...]           $ [...]            $ [...]              $ [...]
Moderate Growth
LifeStage Fund
--------------------------------------------------------------------------------------------------------------------
SunAmerica                    $ [...]         $ [...]           $ [...]            $ [...]              $ [...]
Conservative Growth
LifeStage Fund
--------------------------------------------------------------------------------------------------------------------



         ----------------------------------------------------------------
                                   AMOUNT REALLOWED    AMOUNT REALLOWED
                                     TO AFFILIATED    TO NON-AFFILIATED
                                    BROKER-DEALERS      BROKER-DEALERS
         FUND                       CLASS C SHARES      CLASS C SHARES
        ----------------------------------------------------------------
         SunAmerica                    $[...]              $[...]
         Aggressive Growth
         LifeStage Fund
        ----------------------------------------------------------------
         SunAmerica                    $[...]              $[...]
         Moderate Growth
         LifeStage Fund
        ----------------------------------------------------------------
         SunAmerica                    $[...]              $[...]
         Conservative Growth
         LifeStage Fund
        ----------------------------------------------------------------

                                                          1999
---------------------------------------------------------------------------------------------------------------------
                              FRONT-END    AMOUNT REALLOWED   AMOUNT REALLOWED      CONTINGENT          CONTINGENT
                                 SALES       TO AFFILIATED   TO NON-AFFILIATED    DEFERRED SALES         DEFERRED
                             CONCESSIONS-    BROKER-DEALERS    BROKER-DEALERS         CHARGE-         SALES CHARGE-
     FUND                   CLASS A SHARES   CLASS A SHARES    CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
SunAmerica                      $ [...]          $ [...]          $ [...]             $ [...]             $ [...]
Aggressive Growth
LifeStage Fund
---------------------------------------------------------------------------------------------------------------------
SunAmerica                      $ [...]          $ [...]          $ [...]             $ [...]             $ [...]
Moderate Growth
LifeStage Fund
---------------------------------------------------------------------------------------------------------------------
SunAmerica                      $ [...]          $ [...]          $ [...]             $ [...]             $ [...]
Conservative Growth
LifeStage Fund
---------------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------
                                    AMOUNT REALLOWED    AMOUNT REALLOWED
                                      TO AFFILIATED     TO NON-AFFILIATED
                                     BROKER-DEALERS      BROKER-DEALERS
       FUND                         CLASS C SHARES      CLASS C SHARES
       --------------------------------------------------------------------
       SunAmerica                        $ [...]             $ [...]
       Aggressive Growth
       LifeStage Fund
       --------------------------------------------------------------------
       SunAmerica                        $ [...]             $ [...]
       Moderate Growth
       LifeStage Fund
       --------------------------------------------------------------------
       SunAmerica                        $ [...]             $ [...]
       Conservative Growth
       LifeStage Fund
       --------------------------------------------------------------------


CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SunAmerica Capital Services, Inc.). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                                CLASS B

            YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD

            Up to 2 years                              5.00%

           2 years or more but less than 3 years      4.00%

           3 years or more but less than 4 years      3.00%

           4 years or more but less than 5 years      2.00%

           5 years or more but less than 6 years      1.00%

           6 or more years                            None
                                   CLASS II

                   (CALLED CLASS C OF NORTH AMERICAN FUNDS)


           YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD

           Up to 1 year                               1.00%

           1 year or more                             None



         WAIVER OF CONTINGENT DEFERRED SALES CHARGES. As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

         DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

         PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Fund through dealers who have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Funds will not be responsible for delays caused by dealers.

         PURCHASE BY CHECK. Checks should be made payable to the SunAmerica Biotech/Health 30 Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Funds at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of the Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Corporation will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Corporation in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Corporation does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Corporation should not be considered verification thereof. Neither the Corporation nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)


         PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Corporation's close of business, the purchase of shares of a Corporation will be effected on that day. If the order is received after the Corporation's close of business, the order will be effected on the next business day.

         PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Corporation's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

          1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5585.

          2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.


          3.   Instruct  the bank to wire the  specified  amount to the Transfer
               Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [Name of Fund], Class [__] (include shareholder name and account number).

         WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under
Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in a Fund, one or more of the other funds of the Corporation (or in combination with the shares of other SAMF) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Funds. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.


         REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of each of the Funds may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.

         COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of shares of the Funds into a single transaction:


         1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

         2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

         4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

         5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         6.    group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.


         RIGHTS OF ACCUMULATION. A purchaser of shares of the Funds may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.


         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.


         LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of a Fund or Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in a Fund or Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of the Funds, other funds of the Corporation or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).


         The Letter of Intent does not obligate the investor to purchase, nor the Corporation to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Fund purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.


         REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of a Fund under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.


         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Funds' shares for the benefit of any of the foregoing.


         Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.


         NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of the Funds at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Shareholders may purchase either Class A, Class B or Class II shares through the program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the respective SunAmerica Mutual Fund share class. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares. (Class B shares will convert to Class A shares as provided in the prospectus.). These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid monthly. In addition, it is essential that a Net Asset Value

Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program. This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850, extension 5125.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account   Information"  in  the
Prospectus for certain information as to the redemption of Fund shares.


         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Corporation may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing the Funds' securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Funds next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Funds' close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.


                               EXCHANGE PRIVILEGE


         Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor that offer such class at the respective net asset value per share.


         Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

         If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class C or Class II shares purchased prior to December 1, 1998 for Class II shares (which currently have a longer CDSC schedule).


         Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, a Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of that Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, the Funds reserve the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Funds would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of that Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and may therefore be refused.


                        DETERMINATION OF NET ASSET VALUE


         The Corporation is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Shares of the Underlying Funds are valued at the closing net asset value per share of the respective Underlying Fund on the day of valuation, generally as of the close of regular trading on the New York Stock Exchange for the day. To the extent the Funds might hold other securities, they are valued as follows: investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

         Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales
reported  and  for  unlisted   securities,   upon  last
reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Corporation if acquired within 60 days of maturity or, if already held by the Corporation on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.

         A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.


                                PERFORMANCE DATA


         The Funds may advertise performance data that reflects various measures of total return and the Funds may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         The Funds' performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.


         Average annual total return is determined separately for Class A, Class B, and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:


                                 P(1 + T)N = ERV


                  P = a hypothetical initial purchase payment of $1,000 T = average annual total return
                  N = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

                       (a) The maximum sales load (i.e., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

                       (b) All dividends and distributions are reinvested at net asset value; and

                       (c) Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


         The Funds' average annual total return for the 1-year period ended October 31, 2000 and since inception are as follows:

                  SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND**

          ----------------------------------------------------------------------
                                                  RETURN SINCE
                         SHARE CLASS                INCEPTION*        ONE YEAR
          ----------------------------------------------------------------------
          Class A                                     10.90%          -10.10%
          ----------------------------------------------------------------------
          Class B                                     12.19%           -9.59%
          ----------------------------------------------------------------------
          Class II                                    -7.35%            N/A
          ----------------------------------------------------------------------
          Class I                                     13.89%           -4.73%
          ----------------------------------------------------------------------

         *Not  annualized.  Date of  inception:  Class A,  Class B and  Class I,
          November 2, 1998; Class II, August 10, 2000.

         **Perfomance shown is that of the Prior Aggressive Growth LifeStage Fund for periods subsequent to July 7, 2000. For periods prior to July 7, 2000, performance shown is that of the Aggressive Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Aggressive Growth LifeStage Fund on July 7, 2000.

                   SUNAMERICA MODERATE GROWTH LIFESTAGE FUND**

         -----------------------------------------------------------------------
                                                  RETURN SINCE
                         SHARE CLASS                INCEPTION*        ONE YEAR
         -----------------------------------------------------------------------
         Class A                                      8.64%            -6.337%
         -----------------------------------------------------------------------
         Class B                                      9.97%             -5.75%
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Class II                                     -6.06%             N/A
         -----------------------------------------------------------------------
         Class I                                      11.65%            -0.62%
         -----------------------------------------------------------------------

         *Not annualized. Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 12, 2000.

         **Performance shown is that of the Prior Moderate Growth LifeStage Fund for periods subsequent to July 7, 2000. For periods prior to July 7, 2000, performance shown is that of the Moderate Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Moderate Growth LifeStage Fund on July 7, 2000.

                 SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND**

          ----------------------------------------------------------------------
                                               RETURN SINCE
                         SHARE CLASS            INCEPTION*          ONE YEAR
          ----------------------------------------------------------------------
          Class A                                  7.28%             -3.96%
          ----------------------------------------------------------------------
          Class B                                  8.55%             -3.19%
          ----------------------------------------------------------------------
          Class II                                 -2.59%             N/A
          ----------------------------------------------------------------------
          Class I                                  10.26%            1.90%
          ----------------------------------------------------------------------

         *Not annualized. Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, August 10, 2000.

         **Performance shown is that of the Prior Conservative Growth LifeStage Fund for periods subsequent to July 7, 2000. For periods prior to July 7, 2000, performance shown is that of the Conservative Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Conservative Growth LifeStage Fund on July 7, 2000.

         The Funds may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.


         COMPARISONS


         The Funds may compare their respective total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating investment in the Funds. The following references may be used:


                       (a) AMEX Biotech Index -- is based on 15 stocks and is designed to provide a balanced measurement of core companies in the biotech industry.

                       (b) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

                       (c) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

                       (d) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

                       (e) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                       (f) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

                       (g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

                       (h) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

                       (i) Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc.-- analyzes price, risk and total return for the mutual fund industry.

                       (j) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

                       (k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

                       (l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

                       (m)  Savings  and  Loan  Historical   Interest  Rates  as
                            published  in the U.S.  Savings & Loan  League  Fact
                            Book.

                       (n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

                       (o) Salomon GNMA Index published by Salomon Brothers Inc. --Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

                       (p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc.--Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

                       (q) Value Line Geometric Index-- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

                       (r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

                       (s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

                       (t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

                       (u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

                       (v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                            Australian Dollars          Netherlands Guilders

                            Canadian Dollars            Swiss Francs
                            European Currency Units     UK Pound Sterling
                            French Francs               U.S. Dollars
                            Japanese Yen                German Deutsche Marks

                       (w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

                       (x) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

                       (y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

                       (z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

                       (aa) First Boston High Yield Index -- generally  includes
                            over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

                       (bb) Morgan Stanley Capital  International World Index --
                            An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

                       (cc) Russell 2000 and 3000 Indices -- represents  the top
                            2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

                       (dd) Russell   Midcap  Growth  Index  --  contains  those
                            Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, the Fund may compare its performance to that of certain indices that include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         DIVIDENDS AND DISTRIBUTIONS. The Funds intend to distribute to the registered holders of its shares substantially all of their respective net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Funds intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Funds is to pay investment income dividends, if any, at least annually. The Funds intend to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional shares of the applicable Fund based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the applicable Fund at least five business days prior to the payment date to receive such distributions in cash.


         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.


          TAXES. Each Fund is, and intends to remain qualified and elect to be taxed as regulated investment companies under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Fund generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of a Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of a Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies).

         As regulated investment company, a Fund will not be subject to U.S. Federal income tax on income and net capital gains which are distributed as dividends or capital gains distributions to shareholders provided that such Fund distributes to shareholders at least 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year the sum (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by a distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from a Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of that Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.


         Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of that Fund will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Fund and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent taxable of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a taxable year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by such Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions or over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Funds are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

          A substantial portion of the Funds' transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (E.G., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         The Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         The Funds may be required to backup withhold U.S. Federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS


         Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

         PENSION AND PROFIT-SHARING PLANS
         --------------------------------

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for
employers   and   participants.   Contributions   made  by  the
employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.


         TAX-SHELTERED CUSTODIAL ACCOUNTS
         --------------------------------

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

         TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
         ------------------------------------------

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)
         -----------------------------------------------------

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

         SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)
         -------------------------------------------------------

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

         ROTH IRA
         --------

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

         EDUCATION IRA
         -------------

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


                              DESCRIPTION OF SHARES

         Ownership of the Corporation is represented by shares of common stock. The total number of shares that the Corporation has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).


         Currently, shares of the Funds have been authorized pursuant to the Corporation's Articles of Incorporation ("Articles") and are each divided into four classes of shares, designated as Class A, Class B, Class II and Class I. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Corporation that would operate independently from the Corporation's present funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares represents the interests of the shareholders of that series in a particular series of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All funds of shares will vote with respect to certain matters, such as election of Directors. When all funds are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a fund's policies, only shareholders of the fund affected by the matter may be entitled to vote.

         The classes of shares of the Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee,

(iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are subject to no sales charges and are offered exclusively to participants in certain employee retirement plans, through certain "wrap accounts", through certain trust institutions and bank trust departments; and to certain charitable organizations, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (viii) each class of shares will be exchangeable into the same class of shares of any other fund of the Corporation or other SunAmerica Funds that offer that class. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.


         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Corporation shall be personally liable to the Corporation or to stockholders for money damages. The Articles provide that the Corporation shall indemnify (i) the Directors and officers, whether serving the Corporation or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-laws and be permitted by law. The duration of the Corporation shall be perpetual.

                             ADDITIONAL INFORMATION

         COMPUTATION OF OFFERING PRICE PER SHARE.
         ----------------------------------------


         The following is the offering price calculation for each Class of shares of each Fund. The calculations are based on the value of the net assets and number of shares outstanding as of December 30, 2000 for the corresponding series of the North American Funds.



                                                               SUNAMERICA AGGRESSIVE GROWTH
                                                               ----------------------------
                                                                      LIFESTAGE FUND
                                                                      --------------
                                                       CLASS A       CLASS B      CLASS II     CLASS I
                                                       -------       -------      --------     -------
 Net Assets...........................................
 Number of Shares Outstanding.........................
 Net Asset Value Per Share (net assets
      divided by number of shares)....................
 Sales charge for Class A Shares:
 5.75% of offering price (6.10% of net
     asset value per share)*..........................

Sales charge for Class II Shares
 1.00% of offering price (1.01% of net
     asset value per share)*..........................
 Offering Price.......................................


================================================================================
o Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.



                                                               SUNAMERICA MODERATE GROWTH
                                                               --------------------------
                                                                      LIFESTAGE FUND
                                                                      --------------
                                                      CLASS A       CLASS B      CLASS II     CLASS I
                                                      -------       -------      --------     -------
 Net Assets.........................................
 Number of Shares Outstanding.......................
 Net Asset Value Per Share (net assets
      divided by number of shares)..................
 Sales charge for Class A Shares:
 5.75% of offering price (6.10% of net
     asset value per share)*........................
 Sales charge for Class II Shares
 1.00% of offering price (1.01% of net
     asset value per share)*........................
 Offering Price.....................................

================================================================================
o Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

                                                                  SUNAMERICA CONSERVATIVE
                                                                  -----------------------
                                                                   GROWTH LIFE STAGE FUND
                                                                   ----------------------
                                                       CLASS A       CLASS B      CLASS II     CLASS I
                                                       -------       -------      --------     -------

 Net Assets...........................................
 Number of Shares Outstanding.........................
 Net Asset Value Per Share (net assets
      divided by number of shares)....................
 Sales charge for Class A Shares:
 5.75% of offering price (6.10% of net
     asset value per share)*..........................
 Sales charge for Class II Shares
 1.00% of offering price (1.01% of net
     asset value per share)*..........................
 Offering Price.......................................

================================================================================

o Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.


         REPORTS TO SHAREHOLDERS. The Corporation sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Corporation to confirm transactions in the account.

         CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.


          INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. [___] has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.


                              FINANCIAL STATEMENTS


         The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and semi-annual report to shareholders. You may request a copy of the Corporation's annual and semi-annual report (and of the annual and semi-annual report of the Aggressive Growth LifeStyle Fund, Moderate Growth LifeStyle Fund and
Conservative Growth LifeStyle Fund of North American Funds) at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The audited financial statements of the Aggressive Growth LifeStyle Fund, Moderate Growth LifeStyle Fund and Conservative Growth LifeStyle Fund of the North American Funds, which is expected to reorganize as the
SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund respectively, on November 9, 2001, are incorporated by reference to the North American Fund 2000 annual and semi-annual reports to shareholders.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

         DESCRIPTION OF MOODY'S CORPORATE RATINGS

                   Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                   Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                   A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                   Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                   Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                   B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                   Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Appendix-1

                   Ca    Bonds   rated  Ca   represent   obligations   that  are
                         speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                   C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                   --   Leading market positions in well established industries
                   --   High rates of return on funds employed
                   --   Conservative  capitalization  structures  with  moderate
                        reliance on debt and ample asset protection
                   --   Broad  margins in earnings  coverage of fixed  financial
                        charges and high internal cash generation
                   --   Well established  access to a range of financial markets
                        and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                   Appendix-2

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                   Appendix-3

                   AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                   AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                   A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                   BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                         Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

                   BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

                   B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                   CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

                   CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                                   Appendix-4

                   C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

                   CI The rating CI is reserved for income bonds on which no interest is being paid.

                   D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                   Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

                   L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

                   * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                   NO Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                   Appendix-5

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

                   A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                   A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                   A-2   Capacity  for  timely   payment  on  issues  with  this
                         designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                   A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                   B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

                   C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                   D This rating indicates that the issue is either in default or is expected to be in default upon maturity.


         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.




                                   Appendix-6

                                     PART C

                                OTHER INFORMATION

Item 23: Exhibits.

      (a)   (1)   Articles of Incorporation of Registrant. Incorporated by
                  reference to Exhibit (a) to the Registrant's initial
                  Registration Statement on Form N-1A, filed on December 22,
                  1998.

            (2)   Articles Supplementary dated June 7, 2000.***

            (3) Articles Supplementary dated [_____], 2001. To be filed by amendment.

      (b)   By-Laws of Registrant.*

      (c) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits (a) and (b) above.

      (d)   (1)   Investment Advisory and Management Agreement between the
                  Registrant and SunAmerica Asset Management Corp. ("SAAMCo").
                  To be filed by amendment.

            (2) Subadvisory Agreement between the Registrant and J.P. Morgan Investment Management, Inc. ("J.P. Morgan")*

            (3) Subadvisory Agreement between the Registrant and T. Rowe Price Associates, Inc. ("T. Rowe Price"). To be filed by amendment.

            (4) Subadvisory Agreement between the Registrant and American General Investment Management, L.P. ("AGIM"). To be filed by Amendment.

      (e)   (1)   Distribution Agreement between the Registrant and SunAmerica
                  Capital Services, Inc.*

            (2)   [Form of] Selling Agreement. To be filed by amendment.

      (f)   Disinterested Directors Retirement Plan*

      (g) Custodian Contract between the Registrant and State Street Bank and Trust Company.*

      (h)   (1)   Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.*

            (2) Service Agreement between the Registrant and SunAmerica Fund Services, Inc.*

            (3) Service Agreement between the Registrant and SunAmerica Capital Services, Inc. To be filed by amendment.

      (i)   (1)   Opinion and Consent of counsel. To be filed by amendment..

            (2)   Consent of counsel. To be filed by amendment.


      (j) Consent of [_______________], independent auditors for the Registrant. To be filed by amendment.

      (k)   Not Applicable.

      (l)   Not Applicable.

      (m)   (1)   Distribution Plan pursuant to Rule 12b-1 (Class A Shares).**

            (2)   Distribution Plan pursuant to Rule 12b-1 (Class B Shares).**

            (3)   Distribution Plan pursuant to Rule 12b-1 (Class II Shares).**

      (n)   Not applicable.

      (o)   (1)   Rule 18f-3 Plan. To be filed by amendment.

            (2)   Power of Attorney. To be filed by amendment.

      (p)   (1)   Code of Ethics of SAAMCo.****

            (2)   Code of Ethics of J.P. Morgan.***

            (3)   Code of Ethics of T. Rowe Price. To be filed by amendment.

            (4)   Code of Ethics of AGIM. To be filed by amendment.

----------

* Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #1 to Registration Statement on Form N-1A (File No. 333-69517), filed on February 26, 1999.

** Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #4 to Registration Statement on Form N-1A (File No. 333-69517), filed on June 14, 2000.

*** Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #5 to Registration Statement on Form N-1A (File No. 333-69517), filed on February 28, 2001.

**** Incorporated by reference to Exhibit (p) to the Registrant's Post-Effective Amendment #3 to Registration Statement on Form N-1A (File No. 333-69517), filed on March 31, 2000..

Item 24.  Persons Controlled by or Under Common Control with Registrant

      There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification

      Article VII of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VII

                                 INDEMNIFICATION


      SECTION 7.01. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

      SECTION 7.02. PROCEDURE FOR INDEMNIFICATION. Any indemnification under
Section 7.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act nor parties to the proceeding ("Disinterested, Non-party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct . Any determination pursuant to this
Section 7.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

      SECTION 7.03. ADVANCE PAYMENT OF EXPENSES. Reasonable expenses (including attorney's fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested, Non-party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      SECTION 7.04. EXCLUSIVITY, ETC. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. All rights to indemnification and advance of expenses under the charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

      SECTION 7.05. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; PROVIDED, HOWEVER, that the

Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

      SECTION 7.06. SEVERABILITY; DEFINITIONS. The invalidity or unenforceability of any provision of this Article VII shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article VII means this Article VII in its entirety.

                           * * * * * * * * * * * * * *

Section 8 of the Articles of Incorporation provide as follows:

      (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the Investment Company Act), including the advance of expenses under the procedures and to the full extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contract implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

      (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the Investment Company Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser, the Investment Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which the Investment Advisory Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Corporation shall indemnify the Investment Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser's conduct under the Investment Advisory Agreement.

Item 26.  Business and other Connections of Investment Adviser

      Information concerning the business and other connections of SAAMCo is incorporated herein by reference to SAAMCo's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission. Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Manager, Adviser, Personal Trading, Distributor and Administrator" and "Directors and Officers" constituting Part B of the Registration Statement.

      T. Rowe Price is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. _______), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other required information.

      J.P. Morgan is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-21011), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other required information.

      AGIM is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. _________), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other related information.

Item 27.  Principal Underwriters

      (a) The principal underwriter of the Registrant also acts as principal underwriter for:

            Brazos Mutual Funds

            SunAmerica Senior Floating Rate Fund, Inc.

            SunAmerica Equity Funds

            SunAmerica Income Funds

            SunAmerica Money Market Funds, Inc.

            SunAmerica Style Select Series, Inc.

      (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

   Name and Principal
    Business Address       Position With Underwriter    Position With Registrant
    ----------------       -------------------------    ------------------------
Peter A. Harbeck           Director                     President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

J. Steven Neamtz           Chief Executive Officer      Vice President
The SunAmerica Center      and Director
733 Third Avenue
New York, NY 10017-3204

Robert M. Zakem            Executive Vice President,    Director, Secretary and
The SunAmerica Center      General Counsel and          Chief Compliance Officer
733 Third Avenue           Director
New York, NY 10017-3204

      (c)   Inapplicable.

Item 28.  Location of Accounts and Records

      State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, serve as custodian and as Transfer Agent for the Funds and in those capacities maintain certain financial and accounting books and records pursuant to agreements with the Corporation.


      SAAMCo is located at 733 Third Avenue, New York, New York 10017. It maintains the books, accounts and records required to be maintained pursuant to
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder. J.P. Morgan is located at 60 Wall Street, New York, New York 10260. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder

Item 29.  Management Services


      Not applicable.

Item 30.  Undertakings


      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has duly caused the Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 13th day of August, 2001.

                               SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                                           (Registrant)

                                By:          *
                                    -----------------------
                                    Peter A. Harbeck,
                                    President and Director



      Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.


    Signatures                           Title                        Date
    ----------                           -----                        ----

         *                     President and Director
-----------------------        (Principal Executive Officer)
Peter A. Harbeck


         *                     Treasurer (Principal Financial
-----------------------        and Accounting Officer)
Peter C. Sutton


         *                     Director
-----------------------
S. James Coppersmith


         *                     Director
-----------------------
Samuel M. Eisenstat


         *                     Director
-----------------------
Stephen J. Gutman


         *                     Director
-----------------------
Sebastiano Sterpa



*By: /s/ Peter E. Pisapia                                        August 13, 2001
    --------------------
     Peter E. Pisapia
     Attorney-in-Fact